As filed with the Securities and Exchange Commission on April 30, 2003.
                    Registration Nos. 033-54642 and 811-07342

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       /x/
                           PRE-EFFECTIVE AMENDMENT NO.                     / /
                         POST-EFFECTIVE AMENDMENT NO. 99                   /x/

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   /x/
                                AMENDMENT NO. 100                           /x/

                         J.P. MORGAN INSTITUTIONAL FUNDS
                     (formerly The JPM Institutional Funds)
               (Exact Name of Registrant as Specified in Charter)
                   522 Fifth Avenue, New York, New York 10036
                      (Address of Principal Executive Offices)

               Registrant's Telephone Number, including Area Code:
                                 1 800-348-4782

             Wayne H. Chan, c/o J.P. Morgan Funds Distributor, Inc.
                       522 Fifth Avenue, New York, NY 10036
                     (Name and Address of Agent for Service)

                        Copy to:  John E. Baumgardner, Jr.,
                                  Sullivan & Cromwell
                                  125 Broad Street
                                  New York, New York 10004

It is proposed that this filing will become effective (check appropriate box):

[X] Immediately upon filing pursuant to paragraph (b)
[ ] on (date) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485 (b).

If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS MAY 1, 2003



JPMORGAN U.S. EQUITY FUNDS


CLASS A, CLASS B AND CLASS C SHARES


CAPITAL GROWTH FUND

DISCIPLINED EQUITY FUND (CLASS A AND CLASS B)

DIVERSIFIED FUND


DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP GROWTH FUND (CLASS A AND CLASS B)

MID CAP VALUE FUND

SMALL CAP EQUITY FUND (CLASS A AND CLASS B)

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

VALUE OPPORTUNITIES FUND (CLASS A AND CLASS B)

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                             1
Disciplined Equity Fund                                         7
Diversified Fund                                               12
Dynamic Small Cap Fund                                         19
Equity Growth Fund                                             25
Equity Income Fund                                             30
Growth and Income Fund                                         36
Mid Cap Growth Fund                                            42
Mid Cap Value Fund                                             47
Small Cap Equity Fund                                          52
Small Cap Growth Fund                                          57
U.S. Equity Fund                                               63
Value Opportunities Fund                                       69
The Funds' Management and Administration                       74
How Your Account Works                                         78
  Know Which Classes to Buy                                    78
  About Sales Charges                                          78
  General                                                      79
  Buying Fund Shares                                           80
  Selling Fund Shares                                          81
  Exchanging Fund Shares                                       82
  Other Information Concerning the Funds                       83
  Distributions and Taxes                                      83
Shareholder Services                                           85
Risk and Reward Elements                                       86
Financial Highlights                                           89
How To Reach Us                                        Back cover

JPMorgan CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1993         20.17%
1994         -1.31%
1995         22.24%
1996         24.20%
1997         23.37%
1998          5.54%
1999         12.77%
2000         14.17%
2001         -4.52%
2002        -28.04%

BEST QUARTER 4th quarter, 1998                           17.45%

WORST QUARTER 3rd quarter, 1998                         -19.57%

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*



                                                    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES               -32.19       -2.53         6.93
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                    -32.32       -4.00         5.17
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES               -19.66       -1.96         5.47
--------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES               -31.94       -2.13         7.14
--------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES               -29.10       -2.00         7.00
--------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)           -27.41       -1.82         6.71
--------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS
INDEX^ (REFLECTS NO DEDUCTION FOR TAXES)            -28.46       -1.49         6.40



After-tax returns are shown for only the Class A Shares, and not other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B WAS LAUNCHED ON 11/4/93 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C WAS LAUNCHED ON 1/2/98 IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND SINCE 11/4/93 AND CLASS A SHARES OF THE FUND PRIOR TO THAT DATE. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*             5.75%              NONE               NONE
------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS             NONE               5.00%              1.00%
------------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
------------------------------------------------------------------------------------
MANAGEMENT FEES                     0.40             0.40             0.40
DISTRIBUTION (RULE 12b-1) FEES      0.25             0.75             0.75
SHAREHOLDER SERVICE FEES            0.25             0.25             0.25
OTHER EXPENSES(1)                   0.45             0.45             0.45
------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(2)  1.35             1.85             1.85
------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" HAVE BEEN RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.35%, 1.85% AND 1.85%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                        1 YEAR    3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)     705       978        1,272     2,105
---------------------------------------------------------------
CLASS B SHARES** ($)    688       882        1,201     2,039***
---------------------------------------------------------------
CLASS C SHARES** ($)    288       582        1,001     2,169
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     188        582        1,001     2,039***
---------------------------------------------------------------
CLASS C SHARES ($)     188        582        1,001     2,169
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.


Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price


- high perceived potential reward compared to perceived potential risk

- possible temporary mispricings caused by apparent market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investments.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect a front-end sales load, which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998     31.98%
1999     18.02%
2000    -11.11%
2001    -12.14%
2002    -25.07%


BEST QUARTER 4th quarter, 1998       22.83%

WORST QUARTER 3rd quarter, 2002     -17.88%


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. CLASSES A AND B WERE LAUNCHED ON 9/28/01. THE FUND'S PERFORMANCE IS BASED ON THE PERFORMANCE OF THE FUND'S SELECT CLASS SHARES, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS, FROM 9/10/01 TO 9/28/01 (FOR THE TABLE) AND FROM 9/10/01 THROUGH 12/31/01 (FOR THE BAR CHART). RETURNS FOR THE PERIOD 12/31/97 TO 9/10/01 REFLECT PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, CLASS A AND B SHARES) AND FROM 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97, THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THOSE OF CLASS A AND B SHARES). DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A AND B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A AND B SHARES HAVE HIGHER EXPENSES THAN THE ABOVE-REFERENCED CLASS AND FEEDERS.
(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)



                                                    PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES               -29.36       -3.00         2.12
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                    -29.56       -3.50         1.58
-------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES               -18.02       -2.51         1.54
-------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES               -29.17       -2.31         2.89
-------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION FOR
FEES, EXPENSES OR TAXES)                            -22.10       -0.59         3.40
-------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                   -21.25       -0.75         2.84
-------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1)  PERFORMANCE FOR THE BENCHMARKS IS FROM 1/31/97.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               CLASS A SHARES    CLASS B SHARES
---------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*            5.75%             NONE
---------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            NONE              5.00%
---------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                           CLASS A SHARES    CLASS B SHARES
---------------------------------------------------------------------------
MANAGEMENT FEES                             0.25              0.25
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25
OTHER EXPENSES(1)                           1.38              1.32
---------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             2.13              2.57
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (1.18)            (1.12)
---------------------------------------------------------------------------
NET EXPENSES(2)                             0.95              1.45
---------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95% AND 1.45%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    666        1,096      1,551     2,087
---------------------------------------------------------------
CLASS B SHARES** ($)   648          993      1,465     2,713***
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     148        693        1,265     2,713***
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).

At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if they are unrated, are deemed by the adviser to be of comparable quality (junk bonds).

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and smallcapitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, a customized securities market index, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and MSCI EAFE (10%) indices.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or the contingent deferred sales load which is assessed on Class B and Class C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994     0.60%
1995    26.47%
1996    13.42%
1997    18.47%
1998    18.29%
1999    13.87%
2000    -4.24%
2001    -5.89%
2002   -13.22%


BEST QUARTER 4th quarter, 1998        13.39%

WORST QUARTER 3rd quarter, 2002      -11.01%



* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A, B AND C SHARES WERE LAUNCHED ON 3/24/03 IS BASED ON THE PERFORMANCE OF THE SELECT CLASS SHARES (WHOSE INVESTMENT PROGRAM IS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES ARE THE MOST SIMILAR TO THE ESTIMATED EXPENSES OF CLASS A, B AND C SHARES). PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE ESTIMATED EXPENSES OF, CLASS A, B AND C SHARES) FROM 12/15/93 TO 9/10/01. RETURNS FOR THE PERIOD 9/10/93 (COMENCEMENT OF OPERATIONS) TO 12/15/93 ARE BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF CLASS A, B AND C SHARES). DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN THE ABOVE-MENTIONED CLASS AND FEEDERS.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)


                                                     PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------------
CLASS A SHARES - RETURN BEFORE TAXES                 -18.20        -0.15         5.91
--------------------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON
DISTRIBUTIONS                                        -18.83        -1.57         4.21
--------------------------------------------------------------------------------------------
CLASS A SHARES - RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                -11.16        -0.66         4.11
--------------------------------------------------------------------------------------------
CLASS B SHARES - RETURN BEFORE TAXES                 -17.48         0.74         6.58
--------------------------------------------------------------------------------------------
CLASS C SHARES - RETURN BEFORE TAXES                 -14.08         1.05         6.58
--------------------------------------------------------------------------------------------
FUND BENCHMARK^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                         -10.70         2.45         7.97
--------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                         -22.10        -0.59         9.27
--------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                    -10.70         2.11         6.98
--------------------------------------------------------------------------------------------

After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS 9/10/93. PERFORMANCE FOR THE BENCHMARKS IS FROM 9/30/93.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*    5.75%             NONE              NONE
-----------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS % OF LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                 NONE              5.00%             1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                        CLASS A      CLASS B      CLASS C
                                                        SHARES       SHARES       SHARES
-----------------------------------------------------------------------------------------
MANAGEMENT FEES                                          0.55         0.55         0.55
DISTRIBUTION (RULE 12b-1) FEES                           0.25         0.75         0.75
SHAREHOLDER SERVICE FEES                                 0.25         0.25         0.25
OTHER EXPENSES(1)                                        0.58         0.58         0.58
-----------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                          1.63         2.13         2.13
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                 (0.38)       (0.20)       (0.20)
-----------------------------------------------------------------------------------------
NET EXPENSES(2)                                          1.25         1.93         1.93
-----------------------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.93% AND 1.93%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/06. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- net expenses through 4/30/06, and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of the Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    695        949        1,304     2,301
---------------------------------------------------------------
CLASS B SHARES** ($)   696        906        1,286     2,284***
---------------------------------------------------------------
CLASS C SHARES** ($)   296        606        1,086     2,412
---------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     196        606        1,086     2,284***
---------------------------------------------------------------
CLASS C SHARES ($)     196        606        1,086     2,412
---------------------------------------------------------------

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1998    13.46%
1999    30.13%
2000    11.42%
2001   -14.33%
2002   -22.77%

BEST QUARTER 4th quarter, 1999     24.00%

WORST QUARTER 1st quarter, 2001   -20.82%

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)



                                                     PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                -27.22        0.50         5.78
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                     -27.22       -0.26         5.06
--------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                -16.71        0.52         4.85
-------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                -27.12        0.68         6.05
-------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                -24.03        1.00         6.17
-------------------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRA GROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR
TAXES)                                               -15.36        0.57         2.72
--------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                    -27.61       -1.21         1.03
--------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C WAS LAUNCHED ON 1/7/98 IS BASED ON THE PERFORMANCE FOR CLASS B SHARES OF THE FUND.

(1) THE FUND COMMENCED OPERATIONS ON 5/19/97. PERFORMANCE FOR THE BENCHMARKS IS FROM 5/31/97.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
-----------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU
BUY SHARES, SHOWN AS % OF THE OFFERING
PRICE*                                       5.75%             NONE              NONE
-----------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD)
SHOWN AS % OF LOWER OF ORIGINAL PURCHASE
PRICE OR REDEMPTION PROCEEDS                 NONE              5.00%             1.00%
-----------------------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)



                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.65              0.65              0.65
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25              0.25
OTHER EXPENSES(1)                           0.67              0.67              0.67
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             1.82              2.32              2.32
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.32)            (0.20)            (0.20)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                             1.50              2.12              2.12
---------------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50%, 2.12% AND 2.12%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    719        1,085      1,475     2,565
---------------------------------------------------------------
CLASS B SHARES** ($)   715        1,005      1,422     2,516***
---------------------------------------------------------------
CLASS C SHARES** ($)   315          705      1,222     2,641
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     215        705        1,222     2,516***
---------------------------------------------------------------
CLASS C SHARES ($)     215        705        1,222     2,641
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that is greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

- market capitalization of more than $500 million

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.


The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflect the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993       2.48%
1994      -0.90%
1995      25.78%
1996      20.52%
1997      37.20%
1998      41.19%
1999      31.54%
2000     -23.85%
2001     -19.06%
2002     -28.24%


BEST QUARTER 4th quarter, 1998        27.32%

WORST QUARTER 2nd quarter, 2002      -19.27%



* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B AND CLASS C WERE LAUNCHED ON 2/16/01 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A WAS LAUNCHED ON 8/13/98 IS BASED ON THE PERFORMANCE OF THE FUND'S SELECT CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2002*


                                                      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                 -32.36       -4.99         5.04
----------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                         -32.36       -6.14         4.40
----------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 -19.87       -3.40         4.51
----------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                 -32.29       -4.38         5.53
----------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                 -29.41       -4.12         5.52
----------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)             -27.89       -3.84         6.71
----------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
----------------------------------------------------------------------------------------------
(REFLECTS NO DEDUCTION FOR TAXES)                     -28.12       -4.16         6.30
----------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                               CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*            5.75%             NONE              NONE
---------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            NONE              5.00%             1.00%
---------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.50              0.50              0.50
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25              0.25
OTHER EXPENSES(1)                           1.26              1.25              1.06
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             2.26              2.75              2.56
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (1.01)            (0.77)            (0.58)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                             1.25              1.98              1.98
---------------------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.98% AND 1.98% RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    695       1,149       1,629     2,947
---------------------------------------------------------------
CLASS B SHARES** ($)   701       1,080       1,586     2,906***
---------------------------------------------------------------
CLASS C SHARES** ($)   301         741       1,309     2,852
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     201        780        1,386     2,906***
---------------------------------------------------------------
CLASS C SHARES ($)     201        741        1,309     2,852
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and a consistent dividend record. The Fund seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993      12.34%
1994      -3.37%
1995      33.72%
1996      17.87%
1997      31.05%
1998      26.12%
1999      12.70%
2000      -4.09%
2001     -12.76%
2002     -21.34%


BEST QUARTER 4th quarter, 1998         18.81%

WORST QUARTER 3rd quarter, 2002       -19.30%


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B AND CLASS C WERE LAUNCHED ON 2/16/01 IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A WAS LAUNCHED ON 8/24/98 IS BASED ON THE PERFORMANCE OF THE FUND'S SELECT CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THIS PERIOD THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT CLASS SHARES.
(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*



                                                      PAST 1 YEAR  PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                 -25.88       -2.49            7.05
------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                         -26.53       -4.01            6.21
------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 -15.53       -1.67            6.12
------------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                 -25.54       -1.77            7.59
------------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                 -22.50       -1.51            7.59
------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                -15.52        1.16           10.81
------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS
INDEX^ (REFLECTS NO DEDUCTION FOR TAXES)              -16.43       -0.17            8.19
------------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                        5.75%             NONE              NONE
---------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                        NONE              5.00%             1.00%
---------------------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.40              0.40              0.40
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25              0.25
OTHER EXPENSES(1)                           1.01              1.02              1.01
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             1.91              2.42              2.41
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.66)            (0.67)            (0.66)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                             1.25              1.75              1.75
---------------------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    695        1,080      1,490     2,629
---------------------------------------------------------------
CLASS B SHARES** ($)   678          991      1,430     2,579***
---------------------------------------------------------------
CLASS C SHARES** ($)   278          688      1,226     2,696
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     178        691        1,230     2,579***
---------------------------------------------------------------
CLASS C SHARES ($)     178        688        1,226     2,696
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.


Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks to invest in undervalued companies with durable franchises, strong management, and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets, and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1993      12.99%
1994      -3.41%
1995      27.55%
1996      19.38%
1997      29.53%
1998      14.11%
1999       8.09%
2000       0.48%
2001     -13.48%
2002     -17.81%


BEST QUARTER 4th quarter, 1998      16.63%

WORST QUARTER 3rd quarter, 2002    -18.09%


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*



                                                      PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                 -22.53       -3.64         5.98
----------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      -22.91       -5.42         3.96
----------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 -13.69       -2.59         4.77
----------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                 -22.25       -3.24         6.18
----------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                 -19.02       -3.31         5.94
----------------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR TAXES)               -20.85       -0.85         9.39
----------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                     -19.68       -0.39         8.71
----------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C WAS LAUNCHED ON 1/2/98 IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B WAS LAUNCHED ON 11/4/93 IS BASED ON PERFORMANCE OF CLASS A SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                        5.75%             NONE              NONE
---------------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                        NONE              5.00%             1.00%
---------------------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.40              0.40              0.40
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25              0.25
OTHER EXPENSES(2)                           0.54              0.55              0.54
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             1.44              1.95              1.94
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)    (0.14)            (0.15)            (0.14)
---------------------------------------------------------------------------------------------
NET EXPENSES(3)                             1.30              1.80              1.80
---------------------------------------------------------------------------------------------


(1) THE FUND HAS A MASTER/FEEDER STRUCTURE AS DESCRIBED UNDER THE FUNDS' MANAGEMENT AND ADMINISTRATION. THIS TABLE SHOWS THE CLASS A, B AND C EXPENSES AND THEIR SHARE OF MASTER PORTFOLIO EXPENSES, EXPRESSED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.

(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.30%, 1.80% AND 1.80%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    700        991        1,304     2,189
---------------------------------------------------------------
CLASS B SHARES** ($)   683        898        1,238     2,131***
---------------------------------------------------------------
CLASS C SHARES** ($)   283        596        1,034     2,253
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     183        598        1,038     2,131***
---------------------------------------------------------------
CLASS C SHARES ($)     183        596        1,034     2,253
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan MID CAP GROWTH FUND
RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of mid-capitalization stocks.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion, at the time of purchase. Market capitalization is the total market value of a company's shares.


The Fund invests in companies that the adviser believes have strong earnings growth potential.


Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party resources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

2000     -49.12%
2001     -28.30%
2002     -29.45%


BEST QUARTER 4th quarter, 2001        18.50%

WORST QUARTER 4th quarter, 2000      -42.32%


* THE PERFORMANCE FOR THE PERIOD BEFORE 3/23/01 IS BASED ON THE PERFORMANCE OF THE CLASS A AND CLASS B SHARES OF THE FUND'S PREDECESSOR, H&Q IPO & EMERGING COMPANY FUND, A SERIES OF HAMBRECHT & QUIST FUND TRUST, WHICH TRANSFERRED ALL OF ITS ASSETS AND LIABILITIES TO THE FUND PURSUANT TO A REORGANIZATION ON THAT DATE. THE PREDECESSOR'S INVESTMENT PROGRAM WAS IDENTICAL TO THAT OF THE FUND PRIOR TO 12/3/01. THE PREDECESSOR'S CLASS A AND CLASS B EXPENSES WERE SUBSTANTIALLY SIMILAR TO THOSE OF CLASS A AND CLASS B OF THE FUND.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,1



                                                PAST 1 YEAR      LIFE OF FUND
-------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES            -33.52           -28.54
-------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                   -33.52           -28.64
-------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES           -20.58           -20.82
-------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES            -33.56           -28.40
-------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)          -27.41           -12.20
-------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -28.46           -12.97
-------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.
(1)  THE FUND COMMENCED OPERATIONS ON 10/29/99.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The expenses of Class A and Class B Shares before and after reimbursements are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                CLASS A SHARES   CLASS B SHARES
-------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*       5.75%            NONE
-------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN
AS % OF LOWER OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                             NONE             5.00%
-------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)



                                                CLASS A SHARES   CLASS B SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                   0.25             0.75
SHAREHOLDER SERVICE FEES                         0.25             0.25
OTHER EXPENSES(1)                                0.67             0.67
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.82             2.32
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (0.47)           (0.27)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.35             2.05
-------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS TO A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 2.05%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example helps you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. This example assumes:


- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    705        1,072      1,462     2,553
---------------------------------------------------------------
CLASS B SHARES** ($)   708          999      1,416     2,510***
---------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     208        699        1,216     2,510***
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index, broad-based securities market indices, and the Lipper Mid-Cap Value Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares or a contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. Performance figures in the table for the Class A Shares reflects the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998     19.77%
1999     13.87%
2000     35.28%
2001      9.91%
2002      2.68%

BEST QUARTER 4th quarter 1998         17.96%

WORST QUARTER 3rd quarter 1998       -11.06%


* THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASSES A, B AND C WERE LAUNCHED ON 4/30/01 AND THE FUND'S PERFORMANCE IN THE BAR CHART PRIOR TO 2002 ARE BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)



                                                      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                 -3.22        14.35         15.02
---------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                         -3.31        11.31         12.02
---------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 -1.97        10.33         10.95
---------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                 -3.06        15.21         15.98
---------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                  0.94        15.48         16.13
---------------------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA VALUE INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)             -10.11        5.69          6.81
---------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                -9.65         2.95          3.67
---------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                     -14.65        2.07          2.25
---------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97. PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


INVESTOR EXPENSES FOR CLASSES A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT


                                      CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD)
WHEN YOU BUY SHARES, SHOWN
AS % OF THE OFFERING PRICE*           5.75%            NONE              NONE
---------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF LOWER
OF ORIGINAL PURCHASE PRICE OR
REDEMPTION PROCEEDS                   NONE             5.00%             1.00%
---------------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------------------
MANAGEMENT FEES                             0.70              0.70              0.70
DISTRIBUTION (RULE 12b-1) FEES              0.25              0.75              0.75
SHAREHOLDER SERVICE FEES                    0.25              0.25              0.25
OTHER EXPENSES(1)                           0.80              0.84              0.86
---------------------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             2.00              2.54              2.56
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (0.75)            (0.54)            (0.56)
---------------------------------------------------------------------------------------------
NET EXPENSES(2)                             1.25              2.00              2.00
---------------------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 2.00% AND 2.00%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.25%, 2.00% and 2.00% for Classes A, B and C, respectively, through 4/30/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR    3 YEARS     5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    695       1,098       1,525     2,712
---------------------------------------------------------------
CLASS B SHARES** ($)   703       1,039       1,502     2,703***
---------------------------------------------------------------
CLASS C SHARES** ($)   303         743       1,310     2,853
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     203        739        1,302     2,703***
---------------------------------------------------------------
CLASS C SHARES ($)     203        743        1,310     2,853
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1995      54.04%
1996      28.80%
1997      17.76%
1998       3.34%
1999      13.75%
2000      14.18%
2001      -6.23%
2002     -17.30%


BEST QUARTER 4th quarter, 1998     19.38%

WORST QUARTER 3rd quarter, 1998   -21.13%


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)



                                                      PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                 -22.04       -0.38         11.40
---------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                      -22.15       -1.60         10.32
---------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 -13.43       -0.30          9.60
---------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                 -22.02       -0.26         11.42
---------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR TAXES)               -14.63       2.44          10.48
---------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                     -19.24       1.38           9.27
---------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


* THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B WAS LAUNCHED ON 3/28/95 IS BASED ON PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

(1) THE FUND COMMENCED OPERATIONS ON 12/20/94. PERFORMANCE FOR THE BENCHMARKS IS FROM 12/31/94.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of Class A and B Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                                      CLASS A SHARES   CLASS B SHARES
-------------------------------------------------------------------------------------
MAXIMUM SALES CHARGE (LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF THE OFFERING PRICE*             5.75%            NONE
-------------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES CHARGE (LOAD) SHOWN AS % OF
OF ORIGINAL PURCHASE PRICE OR REDEMPTION PROCEEDS     NONE             5.00%
-------------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                                CLASS A SHARES   CLASS B SHARES
-------------------------------------------------------------------------------
MANAGEMENT FEES                                  0.65             0.65
DISTRIBUTION (RULE 12b-1) FEES                   0.25             0.75
SHAREHOLDER SERVICE FEES                         0.25             0.25
OTHER EXPENSES(1)                                0.49             0.51
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                  1.64             2.16
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)         (0.26)           (0.04)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                  1.38             2.12
-------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A AND B SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.38% AND 2.12%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS A SHARES* ($)    707        1,039      1,392     2,386
---------------------------------------------------------------
CLASS B SHARES** ($)   715          972      1,356     2,358***
---------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                       1 YEAR     3 YEARS    5 YEARS   10 YEARS
---------------------------------------------------------------
CLASS B SHARES ($)     215        672        1,156     2,358***
---------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-87.


THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

Robert Fleming, the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index, broad based market indices, and the Lipper Small Cap Growth Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load, which is assessed on Class A Shares or the contingent deferred sales load, which is assessed on Class B and C Shares. If the loads were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998      14.86%
1999      46.54%
2000      -7.79%
2001     -10.90%
2002     -40.54%


BEST QUARTER 4th quarter, 2001        36.03%

WORST QUARTER 3rd quarter, 2001      -34.24%



* THE PERFORMANCE IN THE TABLE FOR THE PERIOD BEFORE CLASSES A, B AND C WERE LAUNCHED ON 4/30/01 AND THE PERFORMANCE IN THE BAR CHART PRIOR TO 2002 ARE BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*,(1)



                                                      PAST 1 YEAR  PAST 5 YEARS LIFE OF FUND
------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                 -43.93       -5.11        -4.61
------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS                                         -43.93       -7.60        -7.06
------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                 -26.98       -4.22        -3.84
------------------------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                 -43.82       -4.34        -3.73
------------------------------------------------------------------------------------------
CLASS C SHARES -- RETURN BEFORE TAXES                 -41.44       -4.12        -3.64
------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                -20.48       -1.36        -1.00
------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                -30.26       -6.59        -6.47
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                     -27.61       -1.21        -1.45
------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1) THE FUND COMMENCED OPERATIONS ON 11/14/97. PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.
^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
---------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*            5.75%             NONE              NONE
---------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            NONE              5.00%             1.00%
---------------------------------------------------------------------------------



* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                           CLASS A     CLASS B     CLASS C
                                           SHARES      SHARES      SHARES
--------------------------------------------------------------------------
MANAGEMENT FEES                              0.80        0.80        0.80
DISTRIBUTION (RULE 12b-1) FEES               0.25        0.75        0.75
SHAREHOLDER SERVICE FEES                     0.25        0.25        0.25
OTHER EXPENSES(1)                           20.25       20.06       19.14
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES             21.55       21.86       20.94
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)    (19.95)     (19.51)     (18.59)
--------------------------------------------------------------------------
NET EXPENSES(2)                              1.60        2.35        2.35
--------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.60%, 2.35% AND 2.35%, RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 1.60%, 2.35% and 2.35% for Classes A, B and C, respectively, through 4/30/04, and 2.60%, 3.35% (2.60% after 4/30/11***) and 3.35%, respectively, through 4/30/13.


The example is for comparison only; the actual returns of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------
CLASS A SHARES* ($)      728        1,247      1,792     3,271
-----------------------------------------------------------------
CLASS B SHARES** ($)     738        1,237      1,860     3,402***
-----------------------------------------------------------------
CLASS C SHARES** ($)     338          937      1,660     3,573
-----------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                         1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------
CLASS B SHARES ($)       238        937        1,660     3,402***
-----------------------------------------------------------------
CLASS C SHARES ($)       238        937        1,660     3,573
-----------------------------------------------------------------

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     - THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     - THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     - ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's Class A Shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B and Class C Shares reflects the deduction of the applicable contingent deferred sales load. Class B Shares convert to Class A Shares after eight years.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

1993     11.02%
1994     -0.61%
1995     32.48%
1996     21.06%
1997     28.41%
1998     24.45%
1999     14.69%
2000     -6.72%
2001     -9.71%
2002     26.89%

YEAR-BY-YEAR RETURNS*,(1)


BEST QUARTER 4th quarter, 1998         21.33%

WORST QUARTER 3rd quarter, 2002       -18.26%



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE CLASSES A, B AND C WERE LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE ADVISOR FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF CLASS A, B AND C SHARES, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF CLASS A SHARES) FROM 9/15/00 TO 9/10/01. DURING THIS PERIOD, THE ACTUAL RETURNS OF CLASS B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND C SHARES HAVE HIGHER EXPENSES THAN THE ADVISOR FEEDER. RETURNS FOR THE PERIOD 7/19/93 TO 9/15/00 REFLECT PERFORMANCE OF THE RETAIL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE THE MOST SIMILAR TO THE CURRENT EXPENSES OF, CLASS A, B AND C SHARES) AND FROM 1/1/93 TO 7/19/93, THE PIERPONT EQUITY FUND, THE FUND'S PREDECESSOR. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN THE ABOVE-REFERENCED PREDECESSOR AND RETAIL FEEDER.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002*



                                                PAST 1 YEAR      PAST 5 YEARS     PAST 10 YEARS
------------------------------------------------------------------------------------------------
CLASS A SHARES-- RETURN BEFORE TAXES            -31.11           -3.70            6.53
------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                -31.21           -5.44            3.51
------------------------------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES           -19.10           -2.89            4.51
------------------------------------------------------------------------------------------------
CLASS B SHARES-- RETURN BEFORE TAXES            -30.94           -2.87            7.07
------------------------------------------------------------------------------------------------
CLASS C SHARES-- RETURN BEFORE TAXES            -28.10           -2.72            7.07
------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    -22.10           -0.59            9.34
------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -21.25           -0.75            8.03
------------------------------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other classes offered by this prospectus, and after-tax returns for these other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                               CLASS A SHARES   CLASS B SHARES    CLASS C SHARES
--------------------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*            5.75%            NONE              NONE
--------------------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS            NONE             5.00%             1.00%
--------------------------------------------------------------------------------


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                            CLASS A           CLASS B       CLASS C
                                            SHARES            SHARES        SHARES
-----------------------------------------------------------------------------------
MANAGEMENT FEES                              0.40              0.40          0.40
DISTRIBUTION (RULE 12b-1) FEES               0.25              0.75          0.75
SHAREHOLDER SERVICE FEES                     0.25              0.25          0.25
OTHER EXPENSES(1)                            0.52              0.52          0.52
-----------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES              1.42              1.92          1.92
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)     (0.37)            (0.17)        (0.17)
-----------------------------------------------------------------------------------
NET EXPENSES(2)                              1.05              1.75          1.75
-----------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.05%, 1.75% AND 1.75% RESPECTIVELY, OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05 WITH RESPECT TO CLASS A SHARES AND THROUGH 4/30/04 WITH RESPECT TO CLASS B AND CLASS C SHARES. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE
The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05 with respect to Class A Shares, and through 4/30/04 with respect to Class B and C Shares, and total annual operating expenses thereafter.


The example is for comparison only; the actual returns of Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                        1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------
CLASS A SHARES* ($)     676        928        1,238      2,117
-----------------------------------------------------------------
CLASS B SHARES** ($)    678        887        1,221      2,100***
-----------------------------------------------------------------
CLASS C SHARES** ($)    278        587        1,021      2,229
-----------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                        1 YEAR     3 YEARS    5 YEARS    10 YEARS
-----------------------------------------------------------------
CLASS B SHARES ($)      178        587        1,021      2,100***
-----------------------------------------------------------------
CLASS C SHARES ($)      178        587        1,021      2,229
-----------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMorgan VALUE OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a cdetailed discussion of the Fund's main risks, please see pages 86-88.


THE FUND'S OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal circumstances, the Fund invests at least 80% of its assets in equity securities of mid- and large-capitalization companies at the time of purchase. Issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those above $5 billion are considered large-capitalization. Market capitalization is the total market value of a company's shares. The adviser builds a portfolio that it believes has characteristics of undervalued securities.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies, but not its objective, without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST
     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
     -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-  catalysts that could trigger a rise in a stock's price

-  high potential reward compared to potential risk

-  temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN  INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST
     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's shares. The bar chart shows the performance of the Fund's Class A shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the total return over the past one year which is the life of the Fund. It compares that performance to the Fund's benchmark the Russell 1000 Value Index, a broad-based securities market index, and the Lipper Large Cap Value Funds Index, a broad-based index.

The performance figure in the bar chart does not reflect a deduction for the front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figure would have been lower. The performance figures in the table for the Class A Shares reflect the deduction of the maximum front-end sales load and the performance for Class B Shares reflects the deduction of the applicable contingent deferred sales load.

Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund.


[CHART]


YEAR-BY-YEAR RETURNS*


2002    -12.54


BEST QUARTER 4th quarter, 2002           8.59%

WORST QUARTER 3rd quarter, 2002        -15.91%



* THE FUND'S FISCAL YEAR END IS 12/31. ON DECEMBER 31, 2001, THE FUND CHANGED ITS NAME, INVESTMENT OBJECTIVE, CERTAIN INVESTMENT POLICIES AND RESTRICTIONS, AS WELL AS ADVISER. PRIOR TO THAT TIME, THE FUND OPERATED AS THE GROWTH FUND OF WASHINGTON. IN VIEW OF THE CHANGE OF ADVISER AND OTHER CHANGES NOTED, THE FUND'S PERFORMANCE RECORD PRIOR TO 2002 IS NOT CONSIDERED PERTINENT FOR INVESTORS CONSIDERING WHETHER TO PURCHASE SHARES OF THE FUND.

     UNLIKE AN ENTIRELY NEW MUTUAL FUND, THE FUND HELD VARIOUS INVESTMENTS AT YEAR END 2001 WHICH THE ADVISER HAS BEEN GRADUALLY MODIFYING TO MORE CLOSELY CONFORM TO ITS INVESTMENT MANAGEMENT STYLE INCLUDING INVESTMENT IN COMPANIES WITHOUT REGARD TO GEOGRAPHIC LOCATION. THIS PROCESS IS EXPECTED TO BE COMPLETED DURING 2003, BUT WILL RESULT IN HIGHER TURNOVER AND BROKERAGE COMMISSIONS THAN THE FUND HISTORICALLY EXPERIENCED, AS WELL AS THE POTENTIAL REALIZATION OF INCREASED CAPITAL GAINS. THE FUND'S TURNOVER RATE AVERAGED 19% OVER THE PAST FIVE YEARS BUT IS EXPECTED TO BE AS HIGH AS 50% DURING 2003.

AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for the period ended December 31, 2002



                                                                 PAST 1 YEAR
----------------------------------------------------------------------------
CLASS A SHARES -- RETURN BEFORE TAXES                            -17.56
----------------------------------------------------------------------------
CLASS A SHARES-- RETURN AFTER TAXES ON DISTRIBUTIONS             -20.11
----------------------------------------------------------------------------
CLASS A SHARES -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES                             -8.44
----------------------------------------------------------------------------
CLASS B SHARES -- RETURN BEFORE TAXES                            -16.90
----------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                     -15.52
----------------------------------------------------------------------------
LIPPER LARGE CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                                -19.68
----------------------------------------------------------------------------



After-tax returns are shown for only the Class A Shares, and not the other class offered by this prospectus, and after-tax returns for the other class will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.


INVESTOR EXPENSES FOR CLASS A AND B SHARES
The expenses of Class A and B Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                   CLASS A SHARES    CLASS B SHARES
-------------------------------------------------------------------
MAXIMUM SALES CHARGE
(LOAD) WHEN YOU BUY
SHARES, SHOWN AS % OF
THE OFFERING PRICE*                5.75%             NONE
-------------------------------------------------------------------
MAXIMUM DEFERRED SALES
CHARGE (LOAD) SHOWN AS % OF
LOWER OF ORIGINAL
PURCHASE PRICE OR
REDEMPTION PROCEEDS                NONE              5.00%
-------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND B ASSETS)


                                           CLASS A SHARES    CLASS B SHARES
---------------------------------------------------------------------------
MANAGEMENT FEES(1)                         0.50              0.50
DISTRIBUTION (RULE 12b-1) FEES             0.20              0.75
SHAREHOLDER SERVICE FEES                   NONE              0.25
OTHER EXPENSES                             0.76              0.95
---------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                   1.46              2.45
---------------------------------------------------------------------------



(1) THE FUND'S ADVISER AND ADMINISTRATOR HAVE A WRITTEN AGREEMENT TO WAIVE UP TO THE FULL AMOUNT OF THEIR RESPECTIVE FEES TO THE EXTENT THE CLASS A SHARES TOTAL ANNUAL OPERATING EXPENSE RATIO EXCEEDS 1.46% OF AVERAGE DAILY NET ASSETS UNTIL 4/30/04. IF SUCH WAIVERS ARE IMPLEMENTED, THEY WILL ALSO HAVE THE EFFECT OF LOWERING CLASS B EXPENSES.


EXAMPLE
The example below is intended to help you compare the cost of investing in Class A and B Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and

- the Fund's operating expenses remain the same

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                  1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------------------------------------
CLASS A SHARES* ($)               715        1,010       1,327        2,221
------------------------------------------------------------------------------
CLASS B SHARES** ($)              748        1,063       1,506        2,541***
------------------------------------------------------------------------------


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
CLASS B SHARES ($)             248        764         1,306       2,541***
---------------------------------------------------------------------------


   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Equity Growth, Equity Income and Mid Cap Growth Funds are series of J.P. Morgan Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth and Income and Small Cap Equity Funds are series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity, Diversified Fund and U.S. Equity Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Value Opportunities Fund is a series of JPMorgan Value Opportunities Fund, Inc., a Maryland corporation. The trustees of each trust and the directors of each corporation are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


The Growth and Income Fund is also a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio, or take other action. (Except where indicated and, as context requires, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)

Each class in a multiple class fund and each feeder in a master-feeder structure can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.


JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity and Value Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Capital Growth, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Growth and Small Cap Equity Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.


Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan

Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of JPMorgan Chase.


During the fiscal year ended 12/31/02, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                                FISCAL
FUND                            YEAR END    %
-----------------------------------------------
CAPITAL GROWTH FUND             12/31/02   0.40
-----------------------------------------------
DISCIPLINED EQUITY FUND         12/31/02   0.35*
-----------------------------------------------
DIVERSIFIED FUND                12/31/02   0.52
-----------------------------------------------
DYNAMIC SMALL CAP FUND          12/31/02   0.64
-----------------------------------------------
EQUITY GROWTH FUND              12/31/02   0.40
-----------------------------------------------
EQUITY INCOME FUND              12/31/02   0.29
-----------------------------------------------
GROWTH AND INCOME FUND          12/31/02   0.40
-----------------------------------------------
MID CAP GROWTH FUND             12/31/02   0.65
-----------------------------------------------
MID CAP VALUE FUND              12/31/02   0.32
-----------------------------------------------
SMALL CAP EQUITY FUND           12/31/02   0.65
-----------------------------------------------
SMALL CAP GROWTH FUND           12/31/02   0.00
-----------------------------------------------
U.S. EQUITY FUND                12/31/02   0.40
-----------------------------------------------
VALUE OPPORTUNITIES FUND        12/31/02   0.50
-----------------------------------------------



* DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAS PAID A MANAGEMENT FEE (NET OF WAIVERS) OF 0.35% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MARCH 21, 2003, THE MANAGEMENT FEE HAS BEEN REDUCED TO 0.25% OF AVERAGE DAILY NET ASSETS.


THE PORTFOLIO MANAGERS

CAPITAL GROWTH FUND
Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund.
Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM (USA), the adviser, since 1982. He is currently a Director of the adviser and is head of the adviser's small company team.


DISCIPLINED EQUITY FUND
The portfolio management team for the Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr. Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort as Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.

DIVERSIFIED FUND
The portfolio management team is led by Anne Lester, Vice President of JPMIM, who joined the team in June 2000 and has been at JPMIM since 1992 and Patrik Jakobson, Vice President of JPMIM, who joined the team in October 2002 and has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group and as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.


DYNAMIC SMALL CAP FUND

The portfolio management team is led by Juliet Ellis, Vice President of JPMFAM
(USA). Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. She has been managing the Fund since August 1999.


EQUITY GROWTH FUND

The portfolio management team is led by Peter E. Miller, Managing Director of JPMFAM (USA), and Peter Zuleba, Vice President of JPMFAM (USA). Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.

EQUITY INCOME FUND

The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMFAM (USA), and Clare Hart, Vice President of JPMFAM
(USA). Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. He is currently the Chief Investment Officer and a Director of Robert Fleming. Ms. Hart has worked as an investment analyst covering the financial services sector and co-covering the energy and utilities sectors since joining the adviser in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney and is a CPA.


GROWTH AND INCOME FUND

Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.


MID CAP GROWTH FUND
Mr. Jones serves as portfolio manager of the Fund. Information on Mr. Jones is discussed earlier in this prospectus.

MID CAP VALUE FUND
Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.

SMALL CAP EQUITY FUND
Ms. Ellis is responsible for management of the Fund. She has been managing the Fund since August 1999. Information on Ms. Ellis is discussed earlier in this prospectus.

SMALL CAP GROWTH FUND
Mr. Jones serves as portfolio manager to the Fund. Information on Mr. Jones is discussed earlier in this prospectus.

U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. Mr. Golub and Susan Bao, Vice President of JPMIM and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Information on Mr. Golub is discussed earlier in this prospectus. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997.


VALUE OPPORTUNITIES FUND

Bradford L. Frishberg, CFA, and Mr. Golub, CFA, Vice Presidents at JPMIM, are responsible for the investment management of the Fund. Mr. Frishberg is a portfolio manager in the U.S. Active Equity Group. An employee since 1996, he has been a portfolio manager in the London and Tokyo offices before returning to New York in 2000. Previously, Mr. Frishberg managed portfolios for Aetna Investment Management in Hong Kong. Information on Mr. Golub is discussed earlier in this prospectus.


THE FUNDS' ADMINISTRATORS

JPMorgan Chase Bank (Administrator) provides administrative services for and oversees the other service providers of each Fund, except for the Value Opportunities Fund. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Growth and Income Fund and the Value Opportunities Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets over $25 billion.

Washington Management Corporation (the Business Manager) provides the services necessary to carry on the Value Opportunities Fund's general administrative and corporate affairs. These services encompass general corporate governance, regulatory compliance and administrative oversight of each of the Value Opportunities Fund's contractual service providers, including custodian operations, shareholder services and Fund share distribution functions. The Business Manager receives an annual fee equalling 0.175% of average daily net assets of the Fund. The Business Manager, a wholly owned subsidiary of The Johnston-Lemon Group, Incorporated, has provided business management services to the Value Opportunities Fund since its inception in 1985 and provides similar services to three other mutual funds with combined assets of approximately $45 billion. The Business Manager maintains its principal business address at 1101 Vermont Avenue, NW, Washington, D.C. 20005.

The Trusts and the Corporations, as applicable, on behalf of the Funds have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent can receive an annual fee of 0.25% of the average daily net assets of the Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and the distributor, may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. This Prospectus relates only to Class A, Class B and Class C Shares of the Funds, as applicable. Each class may have different requirements for whom may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contigent deferred sales charge.

ABOUT SALES CHARGES

You may pay a sales charge to buy Class A Shares, and you may pay a contingent deferred sales charge with respect to Class B or Class C Shares of the Funds. There are also ongoing charges that all investors pay as long as they own their shares.


Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you may pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.


There are a number of plans and special discounts which can decrease or eliminate these charges. See the applicable Statement of Additional Information
(SAI) to find out more about these plans and special discounts.


This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the following table shows, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Shareholders of the former J.P. Morgan U.S. Equity Fund - Advisor Series who received their Class A Shares as a result of a fund reorganization in September 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund into which such shareholders may subsequently exchange.


TOTAL SALES CHARGE

                                     AS % OF THE        AS %
                                     OFFERING           OF NET
AMOUNT OF                            PRICE              AMOUNT
INVESTMENT                           PER SHARE          INVESTED
----------------------------------------------------------------
LESS THAN $100,000                   5.75               6.10
----------------------------------------------------------------
$100,000 BUT UNDER $250,000          3.75               3.90
----------------------------------------------------------------
$250,000 BUT UNDER $500,000          2.50               2.56
----------------------------------------------------------------
$500,000 BUT UNDER $1 MILLION        2.00               2.04
----------------------------------------------------------------


There is no sales charge for investments of $1 million or more in the Funds.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the following table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

YEAR      DEFERRED SALES CHARGE
-------------------------------
1         5%
-------------------------------
2         4%
-------------------------------
3         3%
-------------------------------
4         3%
-------------------------------
5         2%
-------------------------------
6         1%
-------------------------------
7         NONE
-------------------------------
8         NONE
-------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment of distributions can be sold without a deferred sales charge.


Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are not converted to Class A Shares. That means you keep paying the higher combined service and distribution fees as long as you hold Class C Shares. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.


GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of 0.25% of the average daily net assets attributed to Class A Shares and 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares.


This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you are buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, Class B Shares may be the most economical choice.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A Shares are the most economical choice.

If you plan to buy less than $100,000 of shares, Class B Shares or Class C Shares will generally be the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Operating Expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. See Shareholder Services for details.

GENERAL

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value (NAV) per share of the class. NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. You will pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees or board of directors, as applicable. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the

NYSE, we will process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:


JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782


MINIMUM INVESTMENTS


TYPE OF            INITIAL       ADDITIONAL
ACCOUNT            INVESTMENT    INVESTMENTS
--------------------------------------------
REGULAR ACCOUNT    $ 2,500       $ 100
--------------------------------------------
SYSTEMATIC
INVESTMENT PLAN1   $ 1,000       $ 100
--------------------------------------------
IRAS               $ 1,000       $ 100
--------------------------------------------
SEP-IRAS           $ 1,000       $ 100
--------------------------------------------
EDUCATION IRAS     $   500       $ 100
--------------------------------------------


(1) FOR ALTERNATIVE MINIMUM INVESTMENTS FOR SYSTEMATIC INVESTMENT PLAN ACCOUNTS, PLEASE SEE SHAREHOLDER SERVICES.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares -- General.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

The Funds will not issue certificates for Class A, Class B or Class C Shares.


SELLING FUND SHARES
You can sell your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative may charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. If you have changed your address of record within the previous 30 days or if you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

GENERAL
You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, in proper form, less any applicable sales charges.

We will need the names of the registered shareholders and your account number before we can sell your shares.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Funds will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or
- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which funds' shares you want to exchange. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares of one JPMorgan Fund for another of the same class. See Shareholder Services for details.


GENERAL

If you exchange Class B Shares of a Fund for Class B Shares of another JPMorgan Fund, or Class C Shares of a Fund for Class C Shares of another JPMorgan Fund, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the fund you want to buy before making an exchange. You will need to meet the applicable minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the applicable SAIs to find out more about the exchange privilege.


OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below $500 for 30 days as a result of selling shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense from any sales request if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.


You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity, Diversified, Equity Growth, Equity Income, Growth and Income and U.S. Equity Funds generally distribute any net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Mid Cap Growth, Mid Cap Value, Small Cap Equity, Small Cap Growth and Value Opportunities Funds generally distribute any net investment income at least annually.


You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN
If you make an initial investment of at least $1,000, you can regularly invest $100 or more on a monthly, quarterly or semi-annual basis. You may also choose to make a lower initial investment of $250, which requires additional monthly systematic investments of $200. The money is automatically deducted from your checking or savings account. For further information please refer to the How Your Account Works section of this prospectus.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check from their bank account to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN
You can automatically sell shares. You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 (or $20,000 for Class B accounts) to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE PLAN
You can set up a systematic exchange program to automatically exchange shares on a regular basis. This is a free service. However, you cannot have simultaneous plans for the systematic investment or exchange and the systematic withdrawal or exchange for the same fund. Call 1-800-348-4782 for complete instructions.

FREE EXCHANGE PRIVILEGE
You can exchange shares between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C Shares on which you have paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge, but you must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.



POTENTIAL RISKS                          POTENTIAL REWARDS                                 POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
-  When a Fund buys securities before    -  The Funds can take advantage of attractive     -  The Funds segregate liquid assets to
   issue or for delayed delivery, it        transaction opportunities                         offset leverage risks
   could be exposed to leverage risk
   if it does not segregate liquid
   assets

SHORT-TERM TRADING
-  Increased trading could raise a       -  The Funds could realize gains in a short       -  The Funds generally avoid short-term
   Fund's brokerage and related costs       period of time                                    trading, except to take advantage of
-  Increased short-term capital gains    -  The Funds could protect against losses if a       attractive or unexpected opportunities
   distributions could raise                stock is overvalued and its value later           or to meet demands generated by
   shareholders' income tax liability.      falls                                             shareholder activity
   Such an increase in transaction
   costs and/or tax liability, if not
   offset by gains from short-term
   trading, would reduce a Fund's
   returns.

POTENTIAL RISKS                          POTENTIAL REWARDS                                 POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,          -  Hedges that correlate well with underlying     -  The Funds use derivatives for hedging
   options, swaps, and forward foreign      positions can reduce or eliminate losses at       and for risk management (i.e., to
   currency contracts(1) that are used      low cost                                          establish or adjust exposure to
   for hedging the portfolio or          -  A Fund could make money and protect against       particular securities, markets or
   specific securities may not fully        losses if management's analysis proves            currencies); risk management may
   offset the underlying positions and      correct                                           include management of a Fund's
   this could result in losses to a      -  Derivatives that involve leverage could           exposure relative to its benchmark.
   Fund that would not have otherwise       generate substantial gains at low cost            The Funds may also use derivatives to
   occurred                                                                                   increase the Fund's gain
-  Derivatives used for risk                                                               -  A Fund only establishes hedges that it
   management or to increase a Fund's                                                         expects will be highly correlated with
   gain may not have the intended                                                             underlying positions
   effects and may result in losses or                                                     -  While the Funds may use derivatives
   missed opportunities                                                                       that incidentally involve leverage,
-  The counterparty to a derivatives                                                          they do not use them for the specific
   contract could default                                                                     purpose of leveraging their portfolio
-  Derivatives that involve leverage
   could magnify losses
-  Certain types of derivatives
   involve costs to a Fund which can
   reduce returns
-  Derivatives may, for tax purposes,
   affect the character of gain and
   loss realized by a Fund, accelerate
   recognition of income to a Fund,
   affect the holding period of a
   Fund's assets, and defer
   recognition of certain of a Fund's
   losses

SECURITIES LENDING
-  When a Fund lends a security, there   -  The Funds may enhance income through the       -  Each adviser maintains a list of
   is a risk that the loaned                investment of the collateral received from        approved borrowers
   securities may not be returned if        the borrower                                   -  The Funds receive collateral equal to
   the borrower or the lending agent                                                          at least 100% of the current value of
   defaults                                                                                   the securities loaned plus accrued
-  The collateral will be subject to                                                          interest
   the risks of the securities in                                                          -  The lending agents indemnify the Funds
   which it is invested                                                                       against borrower default
                                                                                           -  Each adviser's collateral investment
                                                                                              guidelines limit the quality and
                                                                                              duration of collateral investment to
                                                                                              minimize losses
                                                                                           -  Upon recall, the borrower must return
                                                                                              the securities loaned within the
                                                                                              normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                          POTENTIAL REWARDS                                 POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
-  Each Fund's share price and           -  Stocks have generally outperformed more        -  Under normal circumstances each Fund
   performance will fluctuate in            stable investments (such as bonds and cash        plans to remain fully invested in
   response to stock and/or bond            equivalents) over the long term                   accordance with its policies. Equity
   market movements                      -  With respect to the Diversified Fund, a           securities may include common stocks,
-  Adverse market conditions may from       diversified, balanced portfolio should            convertible securities, preferred
   time to time cause a Fund to take        mitigate the effects of wide market               stocks, depositary receipts, (such as
   temporary defensive positions that       fluctuations, especially when stock and bond      American Depositary Receipts and
   are inconsistent with its principal      prices move in different directions               European Depositary Receipts), trust
   investment strategies and may                                                              or partnership interests, warrants,
   hinder the Fund from achieving its                                                         rights and investment company
   investment objective                                                                       securities
                                                                                           -  Each Fund seeks to limit risk and
                                                                                              enhance performance through active
                                                                                              management and/or diversification
                                                                                           -  During severe market downturns, each
                                                                                              Fund has the option of investing up to
                                                                                              100% of assets in high quality
                                                                                              short-term instruments

MANAGEMENT CHOICES
-  A Fund could underperform its         -  A Fund could outperform its benchmark due to   -  The advisers focus their active
   benchmark due to its securities and      these same choices                                management on securities selection,
   asset allocation choices                                                                   the area where they believe their
                                                                                              commitment to research can most
                                                                                              enhance returns

FOREIGN INVESTMENTS
-  Currency exchange rate movements      -  Favorable exchange rate movements could        -  The Funds anticipate that total
   could reduce gains or create losses      generate gains or reduce losses                   foreign investments will not exceed
-  A Fund could lose money because of    -  Foreign investments, which represent a major      20% of total assets (30% for
   foreign government actions,              portion of the world's securities, offer          Diversified Fund, 30% for Equity
   political instability or lack of         attractive potential performance and              Growth Fund and 10% for Small Cap
   adequate and accurate information        opportunities for diversification                 Growth Fund)
-  Currency and investment risks tend    -  Emerging markets can offer higher returns      -  The Funds actively manage the currency
   to be higher in emerging markets;                                                          exposure of their foreign investments
   these markets also present higher                                                          relative to their benchmarks, and may
   liquidity and valuation risks                                                              hedge back into the U.S. dollar from
                                                                                              time to time (see also "Derivatives");
                                                                                              these currency management techniques
                                                                                              may not be available for certain
                                                                                              emerging markets investments

ILLIQUID HOLDINGS
-  Each Fund could have difficulty       -  These holdings may offer more attractive       -  No Fund may invest more than 15% of
   valuing these holdings precisely         yields or potential growth than comparable        net assets in illiquid holdings
-  Each Fund could be unable to sell        widely traded securities                       -  To maintain adequate liquidity to meet
   these holdings at the time or price                                                        redemptions, each Fund may hold high
   it desires                                                                                 quality short-term securities
                                                                                              (including repurchase agreements) and,
                                                                                              for temporary or extraordinary
                                                                                              purposes, may borrow from banks up to
                                                                                              33 1/3% of the value of its total
                                                                                              assets including drawing on a line of
                                                                                              credit

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).


This information for the Value Opportunities Fund was audited by other independent accountants for all years prior to 2002.


All other information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which are available upon request.

JPMORGAN CAPITAL GROWTH FUND



                                                                                        CLASS A
                                                    -----------------------------------------------------------------------------
                                                         YEAR      11/1/01           YEAR          YEAR          YEAR        YEAR
                                                        ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   40.10    $   35.37      $   47.91     $   42.85     $   41.22   $   46.76
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                       (0.38)@      (0.03)         (0.19)@       (0.14)@       (0.20)@     (0.12)
     Net Gains or Losses on Securities
       (both realized and unrealized)                  (10.86)        4.76          (6.87)        10.11          5.75       (0.52)
                                                    ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (11.24)        4.73          (7.06)         9.97          5.55       (0.64)
   Less Distributions:
     Distributions from Capital Gains                    0.26           --           5.48          4.91          3.92        4.90
                                                    ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                      $   28.60    $   40.10      $   35.37     $   47.91     $   42.85   $   41.22
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                        (28.04%)      13.37%(a)     (15.86%)       25.81%        14.30%      (1.60%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     330    $     495      $     426     $     523     $     577   $     728
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        1.35%        1.35%          1.35%         1.35%         1.30%       1.27%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       (1.13%)      (0.40%)        (0.47%)       (0.32%)       (0.48%)     (0.24%)
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              1.38%        1.35%          1.37%         1.35%         1.30%       1.27%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers, Reimbursements and Earnings
       Credits                                          (1.16%)      (0.40%)        (0.49%)       (0.32%)       (0.48%)     (0.24%)
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   93%           2%(a)         43%           66%           86%        104%
---------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end sales load.
   (a) Not annualized.
     # Short periods have been annualized.
     ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                                                                       CLASS B
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR        YEAR
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   38.24    $   33.75      $   46.20     $   41.67     $   40.38   $   46.11
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      (0.65)@      (0.06)         (0.38)@       (0.35)@       (0.40)@     (0.29)
     Net Gains or Losses on Securities (both
       realized and unrealized)                       (10.20)        4.55          (6.59)         9.79          5.61       (0.54)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                 (10.85)        4.49          (6.97)         9.44          5.21       (0.83)
   Less Distributions:
     Distributions from Capital Gains                   0.26           --           5.48          4.91          3.92        4.90
                                                   ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                     $   27.13    $   38.24      $   33.75     $   46.20     $   41.67   $   40.38
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (28.39%)      13.30%(a)     (16.30%)       25.21%        13.71%      (2.08%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net assets, End of Period (millions)          $      59    $     170      $     164     $     318     $     338   $     405
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.85%        1.85%          1.85%         1.85%         1.80%       1.77%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (1.64%)      (0.93%)        (0.97%)       (0.82%)       (0.98%)     (0.74%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  1.89%        1.85%          1.87%         1.85%         1.80%       1.77%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits             (1.68%)      (0.93%)        (0.99%)       (0.82%)       (0.98%)     (0.74%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  93%           2%(a)         43%           66%           86%        104%
--------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
     ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

                                                                                      CLASS C
                                                   ----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR   1/2/98**
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99   10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   37.82    $   33.38      $   45.76     $   41.31     $   40.03  $   42.81
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                       (0.53)@      (0.05)         (0.37)@       (0.35)@       (0.39)@   (0.09)
     Net Gains or Losses on Securities (both
       realized and unrealized)                       (10.20)        4.49          (6.53)         9.71          5.59      (2.69)
                                                    ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                 (10.73)        4.44          (6.90)         9.36          5.20      (2.78)
   Less Distributions:
     Distributions from Capital Gains                   0.26           --           5.48          4.91          3.92         --
                                                    ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                     $   26.83    $   37.82      $   33.38     $   45.76     $   41.31  $   40.03
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (28.39%)      13.30%(a)     (16.30%)       25.25%        13.81%     (6.49%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $       3    $       5      $       4     $       5     $       6  $       4
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.85%        1.85%          1.85%         1.85%         1.80%      1.73%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (1.63%)      (0.91%)        (0.97%)       (0.82%)       (0.97%)    (0.59%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 1.88%        1.85%          1.87%         1.85%         1.80%      1.73%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits             (1.66%)      (0.91%)        (0.99%)       (0.82%)       (0.97%)    (0.59%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  93%           2%(a)         43%           66%           86%       104%
-------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31.
    ** Commencement of offering class of shares.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
     ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DISCIPLINED EQUITY FUND



                                                   CLASS A                     CLASS B
                                            ---------------------       ---------------------
                                                YEAR    9/28/01**           YEAR    9/28/01**
                                               ENDED      THROUGH          ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02     12/31/01       12/31/02     12/31/01
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  14.17     $  12.85       $  14.18     $  12.85
---------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)               0.07@        0.01@          0.01@          --@
     Net Gains or Losses on Securities
       (both realized and unrealized)          (3.62)        1.39          (3.62)        1.40
                                            --------     --------       --------     --------
     Total from Investment Operations          (3.55)        1.40          (3.61)        1.40
   Less Distributions:
     Dividends from Net Investment Income       0.08         0.08           0.04         0.07
     Distributions from Capital Gains             --           --             --           --
                                            --------     --------       --------     --------
     Total Distributions                        0.08         0.08           0.04         0.07
Net Asset Value, End of Period              $  10.54     $  14.17       $  10.53     $  14.18
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (25.07%)      10.93%(a)     (25.45%)      10.86%(a)
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $      2     $      2       $     --+    $     --+
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               0.95%        0.95%          1.45%        1.45%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss)               0.60%        0.42%          0.14%       (0.12%)
---------------------------------------------------------------------------------------------
     Expenses Without Waivers and
       Reimbursements                           2.23%       11.02%!!        2.67%       11.52%!!
---------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
      Waivers and Reimbursements               (0.68%)      (9.65%)!!      (1.08%)     (10.19%)!!
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                          74%          33%            74%          33%
---------------------------------------------------------------------------------------------



    ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding.
   (a) Not annualized.
   (1) Total return figures do not include the effect of any front-end or deferred sales load.
     + Amount rounds to less than one million.
     # Short periods have been annualized.
    !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
     ~ Prior to September 10, 2001, DEF invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

JPMORGAN DYNAMIC SMALL CAP FUND



                                                                                       CLASS A
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR        YEAR
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   15.72    $   14.21      $   24.54     $   15.98     $   12.79   $   13.85
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      (0.18)       (0.03)         (0.24)        (0.22)@       (0.15)      (0.09)
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (3.40)        1.54          (6.71)         8.78          3.34       (0.97)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (3.58)        1.51          (6.95)         8.56          3.19       (1.06)
   Less Distributions:
     Distributions from Capital Gains                     --           --           3.38            --            --          --
                                                   ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                     $   12.14    $   15.72      $   14.21     $   24.54     $   15.98   $   12.79
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (22.77%)      10.63%(a)     (30.60%)       53.57%        24.94%      (7.65%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $      82    $     125      $     120     $     154     $      78   $      62
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.50%        1.50%          1.50%         1.50%         1.49%       1.50%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (1.20%)      (1.21%)        (1.13%)       (0.99%)       (0.95%)     (0.91%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 1.82%        1.63%          1.64%         1.76%         1.89%       1.83%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits             (1.52%)      (1.34%)        (1.27%)       (1.25%)       (1.35%)     (1.24%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   52%           8%(a)         57%           87%           92%         68%
--------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end sales load.
   (a) Not annualized.
     # Short periods have been annualized.

                                                                                       CLASS B
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR        YEAR
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   15.16    $   13.72      $   23.96     $   15.71     $   12.67   $   13.81
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      (0.27)       (0.04)         (0.23)        (0.40)@       (0.27)      (0.17)
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (3.26)        1.48          (6.63)         8.65          3.31       (0.97)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (3.53)        1.44          (6.86)         8.25          3.04       (1.14)
   Less Distributions:
     Distributions from Capital Gains                     --           --           3.38            --            --          --
                                                   ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                     $   11.63    $   15.16      $   13.72     $   23.96     $   15.71   $   12.67
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (23.28%)      10.50%(a)     (31.02%)       52.51%        23.99%      (8.25%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $      48    $      72      $      67     $     110     $      66   $      57
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       2.12%        2.12%          2.13%         2.20%         2.23%       2.24%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (1.82%)      (1.83%)        (1.75%)       (1.69%)       (1.69%)     (1.65%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 2.32%        2.12%          2.14%         2.26%         2.39%       2.33%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits             (2.02%)      (1.83%)        (1.76%)       (1.75%)       (1.85%)     (1.74%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   52%           8%(a)         57%           87%           92%         68%
--------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
   (a) Not annualized.
   (1) Total return figures do not include the effect of any deferred sales load.
     # Short periods have been annualized.

                                                                                      CLASS C
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR   1/7/98**
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99   10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   15.13    $   13.70      $   23.93     $   15.69     $   12.66  $   13.17
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      (0.21)       (0.04)         (0.23)        (0.35)@       (0.26)     (0.08)
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (3.31)        1.47          (6.62)         8.59          3.29      (0.43)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (3.52)        1.43          (6.85)         8.24          3.03      (0.51)
   Less Distributions:
     Distributions from Capital Gains                     --           --           3.38            --            --         --
                                                   ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                     $   11.61    $   15.13      $   13.70     $   23.93     $   15.69  $   12.66
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (23.26%)      10.44%(a)     (31.02%)       52.52%        23.93%     (3.87%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $      10    $      11      $      10     $      14     $       6  $       5
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       2.12%        2.12%          2.13%         2.20%         2.23%      2.24%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (1.82%)      (1.83%)        (1.76%)       (1.69%)       (1.69%)    (1.55%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 2.32%        2.12%          2.14%         2.26%         2.39%      2.29%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits             (2.02%)      (1.83%)        (1.77%)       (1.75%)       (1.85%)    (1.60%)
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  52%           8%(a)         57%           87%           92%        68%
-------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.

JPMORGAN EQUITY GROWTH FUND



                                                                        CLASS A
                                            ------------------------------------------------------------
                                                YEAR         YEAR           YEAR         YEAR  8/13/98**
                                               ENDED        ENDED          ENDED        ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02     12/31/01       12/31/00     12/31/99   12/31/98
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  31.87     $  43.12       $  67.85     $  52.30   $  45.57
--------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)              (0.06)@      (0.18)@        (0.42)@      (0.29)@    (0.02)
     Net Gains or Losses on Securities
       (both realized and unrealized)          (8.94)       (8.03)        (16.14)       16.75       8.53
                                            --------     --------       --------     --------   --------
     Total from Investment Operations          (9.00)       (8.21)        (16.56)       16.46       8.51
   Less Distributions:
     Distributions from Capital Gains             --         3.04           8.17         0.91       1.78
                                            --------     --------       --------     --------   --------
Net Asset Value, End of Period              $  22.87     $  31.87       $  43.12     $  67.85   $  52.30
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (28.24%)     (19.06%)       (23.85%)      31.54%     18.80%(a)
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $     18     $     32       $     24     $     15   $      1
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               1.25%        1.24%          1.24%        1.24%      1.25%
--------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)              (0.20%)      (0.50%)        (0.65%)      (0.48%)    (0.19%)
--------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and
       Reimbursements                           2.26%        1.58%          1.64%        2.34%      5.88%!!
--------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers and Reimbursements              (1.21%)      (0.84%)        (1.05%)      (1.58%)    (4.82%)!!
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                          50%          98%            58%          15%        35%
--------------------------------------------------------------------------------------------------------

                                                   CLASS B                     CLASS C
                                            ---------------------       ---------------------
                                                YEAR    2/16/01**           YEAR    2/16/01**
                                               ENDED      THROUGH          ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02     12/31/01       12/31/02     12/31/01
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  31.68     $  41.84       $  31.64     $  41.84
---------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)              (0.26)@      (0.36)@        (0.28)@      (0.37)@
     Net Gains or Losses on Securities
       (both realized and unrealized)          (8.84)       (6.76)         (8.80)       (6.79)
                                            --------     --------       --------     --------
     Total from Investment Operations          (9.10)       (7.12)         (9.08)       (7.16)
   Less Distributions:
     Distributions from Capital Gains             --         3.04             --         3.04
                                            --------     --------       --------     --------
Net Asset Value, End of Period              $  22.58     $  31.68       $  22.56     $  31.64
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (28.72%)     (17.07%)(a)    (28.70%)     (17.17%)(a)
---------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $      9     $     15       $      1     $      2
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               1.98%        1.99%          1.98%        1.99%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss)              (0.92%)      (1.24%)        (0.92%)      (1.25%)
---------------------------------------------------------------------------------------------
     Expenses Without Waivers and
       Reimbursements                           2.75%        2.10%          2.56%        2.10%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers and Reimbursements              (1.69%)      (1.35%)        (1.50%)      (1.36%)
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                          50%          98%            50%          98%
---------------------------------------------------------------------------------------------



    ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end or deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
    !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
     ~ Portfolio turnover reflects the rate of the Fund for the period
       January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

JPMORGAN EQUITY INCOME FUND



                                                                        CLASS A
                                            ------------------------------------------------------------
                                                YEAR         YEAR           YEAR         YEAR  8/24/98**
                                               ENDED        ENDED          ENDED        ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02     12/31/01       12/31/00     12/31/99   12/31/98
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  30.57     $  35.35       $  49.83     $  46.23   $  40.49
--------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)               0.25@        0.10@          0.17@        0.20@      0.06
     Net Gains or Losses on Securities
       (both realized and unrealized)          (6.71)       (4.62)         (2.66)        5.63       5.89
                                            --------     --------       --------     --------   --------
     Total from Investment Operations          (6.46)       (4.52)         (2.49)        5.83       5.95
   Less Distributions:
     Dividends from Net Investment Income       0.29         0.09           0.18         0.23       0.07
     Distributions from Capital Gains           0.57         0.17          11.81         2.00       0.14
                                            --------     --------       --------     --------   --------
     Total Distributions                        0.86         0.26          11.99         2.23       0.21
Net Asset Value, End of Period              $  23.25     $  30.57       $  35.35     $  49.83   $  46.23
--------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (21.34%)     (12.76%)        (4.09%)      12.70%     14.70%(a)
========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $     15     $     28       $      5     $      4   $      1
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               1.25%        1.25%          1.25%        1.24%      1.18%
--------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)               0.95%        0.30%          0.34%        0.42%      0.57%
--------------------------------------------------------------------------------------------------------
     Expenses Without Waivers,
       Reimbursements and Earnings Credits      1.91%        1.55%          1.94%        3.33%!!   37.61%!!
--------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers, reimbursements and
       Earnings Credits                         0.29%        0.00%         (0.35%)      (1.67%)   (35.86%)!!
--------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          167%           4%            15%          16%         3%
--------------------------------------------------------------------------------------------------------

                                                   CLASS B                     CLASS C
                                            -------------------------------------------------
                                                YEAR    2/16/01**           YEAR    2/16/01**
                                               ENDED      THROUGH          ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02     12/31/01       12/31/02     12/31/01
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  30.54     $  34.41       $  30.53     $  34.41
---------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)               0.12@       (0.06)@         0.13@       (0.05)@
     Net Gains or Losses on Securities
       (both realized and unrealized)          (6.70)       (3.64)         (6.71)       (3.66)
                                            --------     --------       --------     --------
     Total from Investment Operations          (6.58)       (3.70)         (6.58)       (3.71)
   Less Distributions:
     Dividends from Net Investment Income       0.18           --           0.18           --
     Distributions from Capital Gains           0.57         0.17           0.57         0.17
                                            --------     --------       --------     --------
     Total Distributions                        0.75         0.17           0.75         0.17
Net Asset Value, End of Period              $  23.21     $  30.54       $  23.20     $  30.53
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (21.74%)     (10.74%)(a)    (21.74%)     (10.76%)(a)
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $      8     $     14       $      3     $      4
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               1.75%        1.75%          1.75%        1.75%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss)               0.45%       (0.20%)         0.48%       (0.20%)
---------------------------------------------------------------------------------------------
     Expenses Without Waivers,
       Reimbursements and Earnings Credits      2.42%        2.06%          2.41%        2.06%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers, reimbursements and
         Earnings Credits                      (0.22%)      (0.51%)        (0.18%)      (0.51%)
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                          167%           4%           167%           4%
---------------------------------------------------------------------------------------------



    ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end or deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
    !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN GROWTH AND INCOME FUND



                                                                                       CLASS A
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR        YEAR
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   28.83    $   26.95      $   40.71     $   43.65     $   43.24   $   46.21
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      0.21@         0.03           0.19          0.09@         0.18@       0.19@
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (5.31)        1.88          (8.04)         3.31          5.07        3.59
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (5.10)        1.91          (7.85)         3.40          5.25        3.78
   Less Distributions:
     Dividends from Net Investment Income               0.21         0.03           0.21          0.03          0.17        0.19
     Distributions from Capital Gains                   0.21           --           5.70          6.31          4.67        6.56
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total Distributions                                0.42         0.03           5.91          6.34          4.84        6.75
Net Asset Value, End of Period                     $   23.31    $   28.83      $   26.95     $   40.71     $   43.65   $   43.24
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (17.81%)       7.09%(a)     (21.50%)        8.88%        12.82%       9.09%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $     615    $     876      $     833     $   1,131     $   1,385   $   1,499
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.30%        1.30%          1.30%         1.30%         1.26%       1.25%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       0.81%        0.62%          0.59%         0.23%         0.41%       0.44%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 1.44%        1.30%          1.32%         1.30%         1.26%       1.25%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              0.67%        0.62%          0.57%         0.23%         0.41%       0.44%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  70%           0%(a)         12%           30%          125%        113%
--------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end sales load.
   (a) Not annualized.
     # Short periods have been annualized.
     ~ The percentages reflect the portfolio turnover of the Growth and Income
       Portfolio, in which the Fund invested all of its investable assets.

                                                                                       CLASS B
                                                   -----------------------------------------------------------------------------
                                                        YEAR       11/1/01          YEAR          YEAR          YEAR        YEAR
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   28.32    $   26.48      $   40.09     $   43.25     $   42.92   $   45.96
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      0.08@         0.01           0.02         (0.11)@       (0.04)@     (0.02)@
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (5.21)        1.83          (7.89)         3.26          5.04        3.54
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (5.13)        1.84          (7.87)         3.15          5.00        3.52
   Less Distributions:
     Dividends from Net Investment Income               0.07           --           0.04            --            --          --
     Distributions from Capital Gains                   0.21           --           5.70          6.31          4.67        6.56
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total Distributions                                0.28           --           5.74          6.31          4.67        6.56
Net Asset Value, End of Period                     $   22.91    $   28.32      $   26.48     $   40.09     $   43.25   $   42.92
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (18.21%)       6.95%(a)     (21.90%)        8.32%        12.29%       8.52%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $      85    $     180      $     185     $     409     $     528   $     542
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.80%        1.80%          1.80%         1.80%         1.76%       1.75%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       0.30%        0.12%          0.10%        (0.27%)       (0.09%)     (0.06%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 1.95%        1.80%          1.82%         1.80%         1.76%       1.75%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              0.15%        0.12%          0.08%        (0.27%)       (0.09%)     (0.06%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  70%           0%(a)         12%           30%          125%        113%
--------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
     ~ The percentages reflect the portfolio turnover of the Growth and Income
       Portfolio, in which the Fund invested all of its investable assets.

                                                                                       CLASS C
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR    1/2/98**
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   27.47    $   25.68      $   39.10     $   42.34     $   42.13   $   41.64
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      0.08@         0.01           0.05         (0.11)@       (0.03)@     (0.02)@
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (5.06)        1.78          (7.70)         3.18          4.94        0.68
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (4.98)        1.79          (7.65)         3.07          4.91        0.66
   Less Distributions:
     Dividends from Net Investment Income               0.09           --           0.07            --          0.03        0.09
     Distributions from Capital Gains                   0.21           --           5.70          6.31          4.67        0.08
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total Distributions                                0.30           --           5.77          6.31          4.70        0.17
Net Asset Value, End of Period                     $   22.19    $   27.47      $   25.68     $   39.10     $   42.34   $   42.13
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (18.21%)       6.97%(a)     (21.89%)        8.31%        12.29%       1.55%(a)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $       5    $       7      $       7     $       9     $      10   $       5
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.80%        1.80%          1.80%         1.80%         1.76%       1.72%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       0.31%        0.12%          0.09%        (0.27%)       (0.07%)     (0.05%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 1.94%        1.80%          1.82%         1.80%         1.76%       1.72%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              0.17%        0.12%          0.07%        (0.27%)       (0.07%)     (0.05%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  70%           0%(a)         12%           30%          125%        113%
--------------------------------------------------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from October 31 to December 31.
    ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
     ~ The percentages reflect the portfolio turnover of the Growth and Income
       Portfolio, in which the Fund invested all of its investable assets.

JPMORGAN MID CAP GROWTH FUND



                                                                 CLASS A
                                            -------------------------------------------------
                                                YEAR      10/1/01           YEAR    10/29/99*
                                               ENDED      THROUGH          ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02    12/31/01^        9/30/01      9/30/00
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   5.06     $   4.27       $  12.51     $  10.00
---------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)              (0.05)@      (0.01)         (0.02)@      (0.09)
     Net Gains or Losses on Securities
       (both realized and unrealized)          (1.44)        0.80          (8.06)        2.60
                                            --------     --------       --------     --------
     Total from Investment Operations          (1.49)        0.79          (8.08)        2.51
   Less Distributions:
     Distributions from Capital Gains             --           --           0.16           --
                                            --------     --------       --------     --------
Net Asset Value, End of Period              $   3.57     $   5.06       $   4.27     $  12.51
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (29.45%)      18.50%(a)     (65.10%)      25.12%(a)
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $     53     $    101       $     94     $     33
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               1.35%        1.35%          1.30%        1.16%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss)              (1.15%)      (0.84%)        (0.54%)      (0.68%)
---------------------------------------------------------------------------------------------
     Expenses Without Waivers,
       Reimbursements and Earnings Credits      1.62%        1.35%          1.30%        1.20%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss)
       Without Waivers, Reimbursements
       and Earnings Credits                    (1.42%)      (0.84%)        (0.54%)      (0.72%)
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           39%         135%(a)        159%         147%(a)
---------------------------------------------------------------------------------------------

                                                                 CLASS B
                                            -------------------------------------------------
                                                YEAR      10/1/01           YEAR    10/29/99*
                                               ENDED      THROUGH          ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02    12/31/01^        9/30/01      9/30/00
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   4.99     $   4.22       $  12.43     $  10.00
---------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)              (0.08)@      (0.02)         (0.07)@      (0.17)
     Net Gains or Losses on Securities
       (both realized and unrealized)          (1.42)        0.79          (7.98)        2.60
                                            --------     --------       --------     --------
     Total from Investment Operations          (1.50)        0.77          (8.05)        2.43
   Less Distributions:
     Distributions from Capital Gains             --           --           0.16           --
                                            --------     --------       --------     --------
Net Asset Value, End of Period              $   3.49     $   4.99       $   4.22     $  12.43
---------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (30.06%)      18.25%(a)     (65.30%)      24.31%(a)
=============================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $      3     $      5       $      6     $     25
---------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               2.05%        2.05%          2.00%        1.86%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss)              (1.85%)      (1.53%)        (1.22%)      (1.38%)
---------------------------------------------------------------------------------------------
     Expenses Without Waivers,
       Reimbursements and Earnings Credits      2.32%        2.05%          2.00%        1.91%
---------------------------------------------------------------------------------------------
     Net Investment Income (loss)
       Without Waivers, Reimbursements
       and Earnings Credits                    (2.12%)      (1.53%)        (1.22%)      (1.43%)
---------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           39%         135%(a)        159%         147%(a)
---------------------------------------------------------------------------------------------


     ^ The Fund changed its fiscal year end from September 30 to December 31.
     * Commencement of operations.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end or deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.

JPMORGAN MID CAP VALUE FUND



                                                                 CLASS A                                  CLASS B
                                                   -------------------------------------     ----------------------------------
                                                        YEAR      10/1/01      4/30/01**          YEAR     10/1/01    4/30/01**
                                                       ENDED      THROUGH        THROUGH         ENDED     THROUGH      THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^        9/30/01      12/31/02   12/31/01^      9/30/01
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   14.10    $   13.43      $   14.24     $   14.06    $  13.40    $   14.24
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                       0.07@        0.02@          0.04@        (0.04)@     (0.01)@         --@
     Net Gains or Losses on Securities (both
       realized and unrealized)                         0.31         1.48          (0.85)         0.31        1.47        (0.84)
                                                   ---------    ---------      ---------     ---------    --------    ---------
     Total from Investment Operations                   0.38         1.50          (0.81)         0.27        1.46        (0.84)
   Less Distributions:
     Dividends from Net Investment Income               0.03         0.08             --            --        0.05           --
     Distributions from Capital Gains                   0.01         0.75             --          0.01        0.75           --
                                                   ---------    ---------      ---------     ---------    --------    ---------
     Total Distributions                                0.04         0.83             --          0.01        0.80           --
Net Asset Value, End of Period                     $   14.44    $   14.10      $   13.43     $   14.32    $  14.06    $   13.40
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         2.68%       11.20%(a)      (5.69%)(a)     1.94%      10.94%(a)    (5.90%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $      26    $       5      $       2     $      14    $      3    $       1
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.25%        1.25%          1.30%         2.00%       1.99%        2.03%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       0.50%        0.47%          0.71%        (0.27%)     (0.27%)       0.01%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 1.70%        3.72%!!       15.30%!!       2.49%       4.47%!!     16.00%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
     Reimbursements and Earnings Credits                0.05%       (2.00%)       (13.29%)!!     (0.76%)     (2.75%)     (13.96%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   51%          15%(a)         98%           51%         15%(a)       98%
-------------------------------------------------------------------------------------------------------------------------------

                                                                 CLASS C
                                                   -------------------------------------
                                                        YEAR      10/1/01      4/30/01**
                                                       ENDED      THROUGH        THROUGH
PER SHARE OPERATING PERFORMANCE:                   12/31/02     12/31/01^        9/30/01
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   14.09    $   13.41      $   14.24
----------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      (0.04)@      (0.01)@           --@
     Net Gains or Losses on Securities (both
       realized and unrealized)                         0.31         1.48          (0.83)
                                                   ---------    ---------      ---------
     Total from Investment Operations                   0.27         1.47          (0.83)
   Less Distributions:
     Dividends from Net Investment Income                 --         0.04             --
     Distributions from Capital Gains                   0.01         0.75             --
                                                   ---------    ---------      ---------
     Total Distributions                                0.01         0.79             --
Net Asset Value, End of Period                     $   14.35    $   14.09      $   13.41
----------------------------------------------------------------------------------------
TOTAL RETURN(1)                                         1.94%       11.05%(a)      (5.83%)(a)
========================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $       9    $        3     $       2
----------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------
     Net Expenses                                       2.00%        1.99%          2.04%
----------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (0.28%)      (0.30%)         0.03%
----------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 2.51%        4.48%!!       15.95%!!
----------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers
     Reimbursements and Earnings Credits               (0.79%)      (2.79%)       (13.88%)!!
----------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   51%          15%(a)         98%
----------------------------------------------------------------------------------------



     ^ The Fund changed its fiscal year end from September 30 to December 31. ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding. appear disproportionate.
   (1) Total return figures do not include the effect of any front-end or deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
    !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN SMALL CAP EQUITY FUND

                                                                                       CLASS A
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR        YEAR
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   21.53    $   19.64      $   27.89     $   22.77     $   20.40   $   23.57
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      (0.15)@      (0.03)@        (0.10)        (0.20)@       (0.13)@     (0.11)
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (3.57)        1.92          (4.26)         7.97          2.67       (2.42)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (3.72)        1.89          (4.36)         7.77          2.54       (2.53)
   Less Distributions:
     Distributions from Capital Gains                   0.13           --           3.89          2.65          0.17        0.64
                                                   ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                     $   17.68    $   21.53      $   19.64     $   27.89     $   22.77   $   20.40
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (17.30%)       9.62%(a)     (16.62%)       37.10%        12.49%     (10.93%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $      77    $      71      $      67     $      93     $      98   $     133
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.38%        1.38%          1.39%         1.44%         1.40%       1.38%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (0.74%)      (0.81%)        (0.80%)       (0.77%)       (0.59%)     (0.43%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 1.40%        1.38%          1.40%         1.44%         1.40%       1.38%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits             (0.76%)      (0.81%)        (0.81%)       (0.77%)       (0.59%)     (0.43%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   51%           6%(a)         47%           75%           92%         74%
--------------------------------------------------------------------------------------------------------------------------------

     ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end sales load.
   (a) Not annualized.
     # Short periods have been annualized.

                                                                                       CLASS B
                                                   -----------------------------------------------------------------------------
                                                        YEAR      11/1/01           YEAR          YEAR          YEAR        YEAR
                                                       ENDED      THROUGH          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^       10/31/01      10/31/00      10/31/99    10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $   20.26    $   18.50      $   26.73     $   22.06     $   19.91   $   23.19
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                      (0.29)@      (0.05)@        (0.09)        (0.37)@       (0.28)@     (0.31)
     Net Gains or Losses on Securities (both
       realized and unrealized)                        (3.34)        1.81          (4.25)         7.69          2.60       (2.33)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (3.63)        1.76          (4.34)         7.32          2.32       (2.64)
   Less Distributions:
     Distributions from Capital Gains                   0.13           --           3.89          2.65          0.17        0.64
                                                   ---------    ---------      ---------     ---------     ---------   ---------
Net Asset Value, End of Period                     $   16.50    $   20.26      $   18.50     $   26.73     $   22.06   $   19.91
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                       (17.94%)       9.51%(a)     (17.37%)       36.17%        11.69%     (11.60%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)          $      23    $      42      $      39     $      57     $      57   $      80
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       2.12%        2.12%          2.13%         2.17%         2.12%       2.10%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                      (1.50%)      (1.55%)        (1.54%)       (1.50%)       (1.31%)     (1.15%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                 2.16%        2.12%          2.14%         2.17%         2.12%       2.10%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits             (1.54%)      (1.55%)        (1.55%)       (1.50%)       (1.31%)     (1.15%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   51%           6%(a)         47%           75%           92%         74%
--------------------------------------------------------------------------------------------------------------------------------

     ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.

JPMORGAN SMALL CAP GROWTH FUND


                                                         CLASS A                                     CLASS B
                                            ------------------------------------       -------------------------------------
                                                YEAR      10/1/01      4/30/01**           YEAR       10/1/01      4/30/01**
                                               ENDED      THROUGH        THROUGH          ENDED       THROUGH        THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02    12/31/01^        9/30/01       12/31/02     12/31/01^        9/30/01
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   9.25     $   6.80       $   9.20       $   9.25      $   6.80       $   9.20
----------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)              (0.09)@      (0.01)         (0.05)@        (0.14)@       (0.02)         (0.08)@
     Net Gains or Losses On Securities
       (both realized and unrealized)          (3.66)        2.46          (2.35)         (3.64)         2.47          (2.32)
                                            --------     --------       --------       --------      --------       --------
     Total from Investment Operations          (3.75)        2.45          (2.40)         (3.78)         2.45          (2.40)
Net Asset Value, End of Period              $   5.50     $   9.25       $   6.80       $   5.47      $   9.25       $   6.80
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (40.54%)      36.03%(a)     (26.09%)(a)    (40.86%)       36.03%(a)     (26.09%)(a)
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $      1     $     --+      $     --+      $     --+     $     --+      $     --+
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               1.60%        1.54%          1.60%          2.35%         2.35%          2.38%
----------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)              (1.39%)      (1.27%)        (1.37%)        (2.14%)       (2.09%)        (2.11%)
----------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers,
       Reimbursements and Earnings Credits     21.25%!!     12.17%!!       11.04%!!       21.81%!!      12.97%!!       12.16%!!
----------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers, Reimbursements
       and Earnings Credits                   (21.04%)!!   (11.90%)!!     (10.81%)!!     (21.60%)!!    (12.71%)!!     (11.89%)!!
----------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           76%          25%(a)         71%            76%           25%(a)         71%
----------------------------------------------------------------------------------------------------------------------------

                                                         CLASS C
                                            ------------------------------------
                                                YEAR      10/1/01      4/30/01**
                                               ENDED      THROUGH        THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02    12/31/01^        9/30/01
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   9.23     $   6.79       $   9.20
--------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)              (0.14)@      (0.01)         (0.08)@
     Net Gains or Losses On Securities
       (both realized and unrealized)          (3.63)        2.45          (2.33)
                                            --------     --------       --------
     Total from Investment Operations          (3.77)        2.44          (2.41)
Net Asset Value, End of Period              $   5.46     $   9.23       $   6.79
--------------------------------------------------------------------------------
TOTAL RETURN(1)                               (40.85%)      35.94%(a)     (26.20%)(a)
================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $     --+    $     --+      $     --+
--------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                               2.35%        2.35%          2.35%
--------------------------------------------------------------------------------
     Net Investment Income (loss)              (2.14%)      (2.11%)        (2.11%)
--------------------------------------------------------------------------------
     Expenses Without Waivers,
       Reimbursements and Earnings Credits     20.89%!!     12.97%!!       10.97%!!
--------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers, Reimbursements
       and Earnings Credits                   (20.68%)!!   (12.73%)!!     (10.73%)!!
--------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                           76%          25%(a)         71%
--------------------------------------------------------------------------------


     ^ The Fund changed its fiscal year end from September 30 to December 31. ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end or deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.
     + Amount rounds to less than one
       million.
    !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN U.S. EQUITY FUND


                                                         CLASS A+                              CLASS B
                                            ------------------------------------       ----------------------
                                                YEAR       6/1/01      9/15/00**           YEAR     9/10/01**
                                               ENDED      THROUGH        THROUGH          ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02    12/31/01^        5/31/01       12/31/02      12/31/01
-------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $  10.45     $  11.16       $  12.86       $  10.43      $   9.67
-------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)               0.03         0.02@          0.03          (0.04)        (0.01)@
     Net Gains or Losses on Securities
       (both realized and unrealized)          (2.84)       (0.69)         (1.72)         (2.81)         0.79
                                            --------     --------       --------       --------      --------
     Total from Investment Operations          (2.81)       (0.67)         (1.69)         (2.85)         0.78
   Less Distributions:
     Dividends from Net Investment Income       0.03         0.02           0.01             --            --
     Distributions from Capital Gains             --         0.02             --             --          0.02
                                            --------     --------       --------       --------      --------
     Total Distributions                        0.03         0.04           0.01             --          0.02
Net Asset Value, End of Period              $   7.61     $  10.45       $  11.16       $   7.58      $  10.43
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                               (26.89%)      (5.96%)(a)    (13.10%)(a)    (27.31%)        8.07%(a)
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $     29     $     54       $      3       $     11      $     19
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------
     Net Expenses                               1.05%        1.05%          1.05%          1.75%         1.75%
-------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)               0.30%        0.30%          0.22%         (0.40%)       (0.40%)
     Expenses Without Waivers,
       Reimbursements and Earnings Credits      1.44%        1.44%          7.05%!!        1.93%         1.85%
-------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers, Reimbursements
       and Earnings Credits                    (0.09%)      (0.09%)        (5.78%)!!      (0.58%)       (0.50%)
-------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                          83%          48%(a)         81%            83%           48%(a)
-------------------------------------------------------------------------------------------------------------

                                                   CLASS C
                                            ---------------------
                                                YEAR    9/10/01**
                                               ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:            12/31/02     12/31/01
-----------------------------------------------------------------
Net Asset Value, Beginning of Period        $  10.44     $   9.67
-----------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)              (0.05)       (0.01)@
     Net Gains or Losses on Securities
       (both realized and unrealized)          (2.81)        0.80
                                            --------     --------
     Total from Investment Operations          (2.86)        0.79
   Less Distributions:
     Dividends from Net Investment Income         --           --
     Distributions from Capital Gains             --         0.02
                                            --------     --------
     Total Distributions                          --         0.02
Net Asset Value, End of Period              $   7.58     $  10.44
-----------------------------------------------------------------
TOTAL RETURN(1)                               (27.37%)       8.18%(a)
=================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)   $      1     $      1
-----------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------
     Net Expenses                               1.75%        1.75%
-----------------------------------------------------------------
     Net Investment Income (loss)              (0.42%)      (0.39%)
-----------------------------------------------------------------
     Expenses Without Waivers,
       Reimbursements and Earnings Credits      1.93%        1.85%
-----------------------------------------------------------------
     Net Investment Income (loss) Without
       Waivers, Reimbursements
       and Earnings Credits                    (0.60%)      (0.49%)
-----------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                          83%          48%(a)
-----------------------------------------------------------------


     + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.

     ^ The Fund changed its fiscal year end from May 31 to December 31.

    ** Commencement of offering of class of shares.
     @ Calculated based upon average shares outstanding.
   (1) Total return figures do not include the effect of any front-end or deferred sales load.
   (a) Not annualized.
     # Short periods have been annualized.

     ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

    !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN VALUE OPPORTUNITIES FUND(1)


                                                                                CLASS A                                 CLASS B
                                                   -----------------------------------------------------------------   ---------
                                                        YEAR         YEAR           YEAR          YEAR          YEAR        YEAR
                                                       ENDED        ENDED          ENDED         ENDED         ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02     12/31/01       12/31/00      12/31/99      12/31/98    12/31/02
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                 $   20.86    $   28.05      $   28.83     $   30.86     $   26.09   $   20.86
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                              0.06         0.02           0.04          0.08          0.08       (0.08)*
     Net Realized and Unrealized Gain (loss) on
       Investment                                      (2.63)       (4.28)          0.10         (1.36)         5.95       (2.63)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total from Investment Operations                  (2.57)       (4.26)          0.14         (1.28)         6.03       (2.71)
   Less Distributions:
     Dividends from Net Investment Income              (0.06)        (.02)         (0.05)        (0.08)        (0.07)         --
     Distributions from Capital Gains                  (2.75)       (2.91)         (0.87)        (0.67)        (1.19)      (2.75)
                                                   ---------    ---------      ---------     ---------     ---------   ---------
     Total Distributions                               (2.81)       (2.93)         (0.92)        (0.75)        (1.26)      (2.75)
Net Asset Value, End of Year                       $   15.48    $   20.86      $   28.05     $   28.83     $   30.86   $   15.40
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(2)                                       (12.54)%     (15.31)%         0.65%        (4.15)%       23.22%     (13.21)%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Year (in thousands)        $  31,796    $  51,253      $  62,075     $  69,741     $  77,868   $      14
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of Expenses to Average Net Assets            1.46%        1.39%          1.25%         1.18%         1.24%       2.45%
--------------------------------------------------------------------------------------------------------------------------------
     Ratio of Net Income to Average Net Assets          0.42%        0.09%          0.21%         0.30%         0.26%      (0.40)%
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                51.20%       14.42%         11.73%         8.07%        11.17%      51.20%
--------------------------------------------------------------------------------------------------------------------------------


   (1) Operated as The Growth Fund of Washington through 2001.

   (2) Total return figures do not include the effect of any front-end or deferred sales charge.

   *   Calculated based on average shares outstanding.

PRIVACY POLICY
Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION
We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?
The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU
We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING
We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.
J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov


Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.



       The Investment Company Act File No. for each Fund is:
       JPMorgan Capital Growth Fund                             811-5151
       JPMorgan Disciplined Equity Fund                         811-7342
       JPMorgan Diversified Fund                                811-7342
       JPMorgan Dynamic Small Cap Fund                          811-5151
       JPMorgan Equity Growth Fund                              811-5526
       JPMorgan Equity Income Fund                              811-5526
       JPMorgan Growth and Income Fund                          811-5151
       JPMorgan Mid Cap Growth Fund                             811-5526
       JPMorgan Mid Cap Value Fund                             811-08189
       JPMorgan Small Cap Equity Fund                           811-5151
       JPMorgan Small Cap Growth Fund                          811-08189
       JPMorgan U.S. Equity Fund                                811-7342
       JPMorgan Value Opportunities Fund                        811-4321



            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2003

                                                                    PR-EQABC-503

PROSPECTUS MAY 1, 2003


JPMORGAN U.S. EQUITY FUNDS

INSTITUTIONAL CLASS SHARES


DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

MID CAP VALUE FUND

SMALL CAP GROWTH FUND


U.S. EQUITY FUND


U.S. SMALL COMPANY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

 CONTENTS


Disciplined Equity Fund                                1

Disciplined Equity Value Fund                          7

Diversified Fund                                      11

Mid Cap Value Fund                                    17

Small Cap Growth Fund                                 21

U.S. Equity Fund                                      25

U.S. Small Company Fund                               30

The Funds' Management and Administration              35

How Your Account Works                                38

   Buying Fund Shares                                 38

   Selling Fund Shares                                39

   Exchanging Fund Shares                             39

   Other Information Concerning the Funds             40

   Distributions and Taxes                            40

Risk and Reward Elements                              42

Financial Highlights                                  45

How To Reach Us                               Back cover

     JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.


Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price


- high perceived potential reward compared to perceived potential risk

- possible temporary mispricings caused by apparent market overreactions

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998       32.35%
1999       18.32%
2000      -10.87%
2001      -11.71%
2002      -24.76%


BEST QUARTER 4th quarter, 1998           22.85%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -17.74%
----------------------------------------------



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD FROM 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01 (DATE INSTITUTIONAL CLASS SHARES WAS LAUNCHED) IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS SHARES).
(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                        PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
BEFORE TAXES                                               -24.76           -1.50          3.44
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                               -25.10           -2.41          2.53
---------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                        -15.19           -1.43          2.53
---------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -22.10           -0.59          3.40
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                          -21.25           -0.75          2.84
---------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) PERFORMANCE FOR THE BENCHMARKS IS FROM 1/31/97.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.25
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.20
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.55
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.10)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.45
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      46           156          287          670
--------------------------------------------------------------------------------

     JPMORGAN DISCIPLINED EQUITY VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000(R) Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 1000(R) Value Index, which is weighted in favor of those equity securities with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight sectors relative to the Russell 1000(R) Value Index.


Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the index over the long term with virtually the same level of volatility.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser selects the equity securities for the Fund's investments using the investment process described below to determine which large-capitalization U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the team selects equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the team often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- impact on the overall risk of the portfolio relative to the benchmark

- temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU invested.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000(R) VALUE INDEX OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year and the life of the Fund. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1)


2002    -17.61%


BEST QUARTER 4th quarter, 1998            9.05%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -18.65%
----------------------------------------------



(1) THE FUND'S FISCAL YEAR END IS 12/31.


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2002(1)

                                                                    PAST 1 YEAR       LIFE OF FUND
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES-- RETURN BEFORE TAXES                        -17.61            -9.13
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                                        -18.31            -9.78
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                                -10.79            -7.58
--------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                                            -15.52            -7.51
--------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^ (REFLECTS NO
DEDUCTION FOR TAXES)                                                    -19.68           -10.27
--------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(1) THE FUND COMMENCED OPERATIONS ON 9/28/01. PERFORMANCE FOR THE BENCHMARKS IS FROM 9/30/01.
  ^  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)



MANAGEMENT FEES                                                             0.35
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.82
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.27
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.82)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.45
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.45% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      46           236          534          1,385
--------------------------------------------------------------------------------

     JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).


At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if they are unrated, are deemed by the adviser to be of comparable quality (junk bonds).


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past nine calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, a customized securities market index, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%) and MSCI EAFE (10%) indices.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.


The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.


[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        0.93%
1995       26.84%
1996       13.68%
1997       18.89%
1998       18.60%
1999       14.23%
2000       -3.97%
2001       -5.54%
2002      -13.00%


BEST QUARTER 4th quarter, 1998           13.48%
----------------------------------------------
WORST QUARTER 3rd quarter, 2002         -10.95%
----------------------------------------------



  * Prior to a merger effective 9/7/01, the Fund operated in a master-feeder structure. The Fund's performance for the period from 9/10/03 (commencement of operations) to 9/10/01 (date Institutional Class Shares was launched) is based on the performance of the institutional feeder (whose investment program was identical to the investment program of, and whose expenses were substantially similar to the current expenses of, the Institutional Class Shares) from 9/10/93.

(1)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                      PAST 1 YEAR         PAST 5 YEARS     LIFE OF FUND
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                                      -13.00              1.34              6.93
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS                      -13.75             -0.29              4.79
-------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                                   -7.97              0.53              4.81
-------------------------------------------------------------------------------------------------------
FUND BENCHMARK^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                             -10.70              2.45              7.97
-------------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                             -22.10             -0.59              9.27
-------------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^ (REFLECTS
NO DEDUCTION FOR TAXES)                                  -10.70              2.11              6.98
-------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


  * SEE FOOTNOTE ON PREVIOUS PAGE.
(1) PERFORMANCE FOR THE BENCHMARKS IS FROM 9/30/93.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.55
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.26
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.91

FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.26)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.65
--------------------------------------------------------------------------------




(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.65% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      66           237          452          1,070
--------------------------------------------------------------------------------

     JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.


The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index, broad-based market indexes, and the Lipper Mid-Cap Value Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future. The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998        19.77%
1999        13.87%
2000        35.28%
2001         9.91%
2002         3.23%

BEST QUARTER 4th quarter, 1998           17.96%
----------------------------------------------
WORST QUARTER 3rd quarter, 1998         -11.06%
----------------------------------------------


(1) THE FUND COMMENCED OPERATIONS ON 11/13/97.
(2) THE FUND'S FISCAL YEAR END IS 12/31.


AVERAGE ANNUAL TOTAL RETURNS (%)


SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2002(1),(2)



                                                           PAST 1 YEAR           PAST 5 YEARS          LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
BEFORE TAXES                                                  3.23                 15.92                 16.57
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                                  3.03                 12.81                 13.49
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND
SALE OF FUND SHARES                                           1.99                 11.65                 12.24
-------------------------------------------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                                   -10.11                  5.69                  6.81
-------------------------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                    -9.65                  2.95                  3.67
-------------------------------------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                           -14.65                  2.07                  2.25
-------------------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1) SEE FOOTNOTE ON PREVIOUS PAGE.
(2) PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.
  ^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.70
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.57
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.37
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.62)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.75
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 0.75% through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Institutional Class Shares and your actual costs may be higher or lower.



                                 1 YEAR       3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      77           373          691          1,592
--------------------------------------------------------------------------------

     JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


Robert Fleming, the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index, broad-based market indexes, and the Lipper Small-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

1998        14.86%
1999        46.54%
2000        -7.79%
2001       -10.90%
2002       -40.02%

BEST QUARTER 4th quarter, 2001           36.66%
----------------------------------------------
WORST QUARTER 3rd quarter, 2001         -34.17%
----------------------------------------------


(1) THE FUND COMMENCED OPERATIONS ON 11/14/97.
(2) THE FUND'S FISCAL YEAR END IS 12/31.


AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002(1),(2)



                                                           PAST 1 YEAR           PAST 5 YEARS          LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
BEFORE TAXES                                                -40.02                 -3.67                 -3.20
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS                                -40.02                 -6.20                 -5.69
-------------------------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES -- RETURN
AFTER TAXES ON DISTRIBUTIONS AND SALE OF
FUND SHARES                                                 -24.57                 -3.15                 -2.78
-------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                      -20.48                 -1.36                 -1.00
-------------------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                   -30.26                 -6.59                 -6.47
-------------------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                           -27.61                 -1.21                 -1.45
-------------------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(1)  SEE FOOTNOTE ON PREVIOUS PAGE.
(2)  PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.
  ^  INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.80
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           7.32
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             8.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (7.37)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.85
--------------------------------------------------------------------------------



(1)"OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2)REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.85% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses of 0.85% through 4/30/04, and 1.85% through 4/30/13.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      87         484         907         2,087
---------------------------------------------------------------------------

     JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993       11.06%
1994       -0.32%
1995       32.83%
1996       21.22%
1997       28.58%
1998       24.79%
1999       14.88%
2000       -6.37%
2001       -9.30%
2002      -26.50%


BEST QUARTER 4th quarter,  1998         21.46%
---------------------------------------------
WORST QUARTER 3rd quarter, 2002        -18.07%
---------------------------------------------



  * PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD FROM 9/17/93 TO 9/10/01 (DATE INSTITUTIONAL CLASS SHARES WAS LAUNCHED) IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS). RETURNS FOR THE PERIOD 7/19/93 THROUGH 9/17/93 REFLECT THE PERFORMANCE OF THE RETAIL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THAT OF THE INSTITUTIONAL CLASS) AND FROM 1/1/93 THROUGH 7/19/93, THE PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                             PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                             -26.50         -2.20          7.45
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS             -26.74         -4.74          4.56
--------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                         -16.26         -1.72          5.61
--------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    -22.10         -0.59          9.34
--------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -21.25         -0.75          8.03
--------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.


^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.10
OTHER EXPENSES(1)                                                           0.27
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             0.77
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.13)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.64
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.64% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)      65         219         402         929
---------------------------------------------------------------------------

     JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 42-44.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.
     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:
     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993         8.59%
1994        -5.81%
1995        31.88%
1996        20.84%
1997        22.70%
1998        -5.28%
1999        44.30%
2000        -9.59%
2001        -8.85%
2002       -20.36%

BEST QUARTER 4th quarter, 1999             34.75%
------------------------------------------------
WORST QUARTER 3rd quarter, 2001           -22.61%
------------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD FROM 11/4/93 TO 9/10/01 (DATE INSTITUTIONAL CLASS SHARES WAS LAUNCHED) IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY SIMILAR TO THE CURRENT EXPENSES OF, THE INSTITUTIONAL CLASS). RETURNS FOR THE PERIOD 7/19/93 THROUGH 11/4/93 REFLECT THE PERFORMANCE OF THE RETAIL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THAT OF THE INSTITUTIONAL CLASS) AND FROM 1/1/93 TO 7/19/93, THE PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                             PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN BEFORE TAXES                             -20.36         -2.15            6.02
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS             -20.54         -3.35            4.21
-------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES --
RETURN AFTER TAXES ON DISTRIBUTIONS
AND SALE OF FUND SHARES                         -12.50         -1.77            4.45
-------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)          -20.48         -1.36            7.16
-------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -19.24          1.38            8.70
-------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

* SEE FOOTNOTE ON PREVIOUS PAGE.


^ INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR INSTITUTIONAL CLASS SHARES

The expenses of the Institutional Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM INSTITUTIONAL CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.10
OTHER EXPENSES(1)                                                       0.23
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.93
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.10)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.83
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.83% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Institutional Class Shares with the cost of investing in other mutual funds.

The example assumes:

- $10,000 initial investment,

- 5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Institutional Class Shares and your actual costs may be higher or lower.



                                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         85         276         495         1,124
--------------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Mid Cap Value and Small Cap Growth Funds are series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Disciplined Equity Value Fund is a series of J.P. Morgan Series Trust, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.


THE FUNDS' INVESTMENT ADVISERS

JPMIM and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.


JPMIM is the investment adviser to the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity and U.S. Small Company Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the fiscal year ended 12/31/02, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                                        FISCAL
FUND                                    YEAR END         %
------------------------------------------------------------
DISCIPLINED EQUITY FUND*                12/31/02        0.35
------------------------------------------------------------
DISCIPLINED EQUITY VALUE FUND           12/31/02        0.00
------------------------------------------------------------
DIVERSIFIED FUND                        12/31/02        0.52
------------------------------------------------------------
MID CAP VALUE FUND                      12/31/02        0.32
------------------------------------------------------------
SMALL CAP GROWTH FUND                   12/31/02        0.00
------------------------------------------------------------
U.S. EQUITY FUND                        12/31/02        0.40
------------------------------------------------------------
U.S. SMALL COMPANY FUND                 12/31/02        0.60
------------------------------------------------------------



* DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER OF THE DISCIPLINED EQUITY FUND WAS PAID A MANAGEMENT FEE (NET OF WAIVERS) OF 0.35% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MARCH 21, 2003, THE MANAGEMENT FEE HAS BEEN REDUCED TO 0.25% OF AVERAGE DAILY NET ASSETS.


THE PORTFOLIO MANAGERS

DISCIPLINED EQUITY FUND


The portfolio management team for the Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort as Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.


DISCIPLINED EQUITY VALUE FUND


The portfolio management team is led by Messrs. Devlin, Golub and Raffaele Zingone, Vice Presidents of the adviser. Mr. Zingone has been at JPMIM since 1991. Information on Messrs. Devlin and Golub is discussed earlier in this prospectus.


DIVERSIFIED FUND


The portfolio management team is led by Anne Lester, Vice President of JPMIM, who joined the team in June

2000 and has been at JPMIM since 1992 and Patrik Jakobson, Vice President of JPMIM, who joined the team in October 2002 and has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group and as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.


MID CAP VALUE FUND


Jonathan Kendrew Llewelyn Simon serves as portfolio manager to the Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming.


SMALL CAP GROWTH FUND


Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming since 1982. He is currently a Director of the adviser and is head of the adviser's small company Investment team.

U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. Mr. Golub and Susan Bao, Vice President of JPMIM and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Information on Mr. Golub is discussed earlier in this prospectus. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997. She is responsible for the daily implementation and maintenance of U.S. equity portfolios. Previously, she was a client portfolio manager.


U.S. SMALL COMPANY FUND


The portfolio management team is led by Stephen J. Rich, Vice President of JPMIM, Darren Rabenou, Vice President of JPMIM, John Piccard, Vice President of JPMIM and James L. Adler, Vice President of JPMIM. Mr. Rich joined the team in 2002 and has been at JPMIM or one its affiliates since 2001. Prior to managing the Fund, Mr. Rich worked at Citigroup Asset Management as a co-manager on mid- and small-cap strategies. Mr. Rabenou joined the team and the firm in 2001. Prior to joining the firm, he served as a senior analyst and portfolio manager for Prudential Investments from 1998 to 2000. Prior to that, Mr. Rabenou worked in institutional equity sales and derivatives covering emerging markets for ING Barings. Mr. Piccard joined the team in 2002 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Piccard managed large-cap core and all-cap growth equity portfolios. Prior to 2000, Mr. Piccard worked for Mitchell Hutchins Asset Management, managing equity investment portfolios. Mr. Adler joined the team 2003 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Adler was an analyst. Prior to joining the firm, Mr. Adler worked for Goldman Sachs Asset Management from 1997 to 2000.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except the Mid Cap Value and Small Cap Growth Funds) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan

Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives an annual fee of 0.10% as a percentage of each Fund's average daily net assets for the Mid Cap Value and Small Cap Growth Funds.

The Trusts and the Corporation, as appli cable, on behalf of the Funds, have entered into a Shareholder Service Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, receives an annual fee of 0.10% of the average daily net assets of the Institutional Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and the distributor, may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Institutional Class Shares of these Funds. The price you pay for your shares is the net asset value per share of the class (NAV). NAV is the value of everything the class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order. The JPMorgan Institutional Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form.


You can buy Institutional Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds, or directly from the JPMorgan Institutional Funds Service Center. Shares are available on any business day that the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.


All purchases of Institutional Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to reject any purchase order or to cease offering shares at any time.


To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722 or Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


Make your check out to JPMorgan Institutional Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Institutional Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Institutional Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.

MINIMUM INVESTMENTS


Investors must buy a minimum of $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

The Funds will not issue certificates for Institutional Class Shares.


SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the NYSE.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Institutional Funds Service Center. Your firm might charge you for this service.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES


You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the applicable Statement of Addi tional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expense arising from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.


You may write to:


JPMorgan Institutional Funds
Service Center
500 Stanton Christiana Road
Newark, DE 19713


Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity, Disciplined Equity Value, Diversified, and U.S. Equity Funds generally distribute any net investment income at least quarterly. The MidCap Value, Small Cap Growth and U.S. Small Company Funds generally distribute net investment income at least annually. Net capital gains, if any, are distributed annually.


You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                          POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before     - The Funds can take advantage of  - The Funds segregate liquid assets to offset leverage
  issue or for delayed delivery, it        attractive transaction             risks
  could be exposed to leverage risk if     opportunities
  it does not segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING
- Increased trading could raise a        - The Funds could realize gains    - The Funds generally avoid short-term trading, except
  Fund's brokerage and related costs       in a short period of time          to take advantage of attractive or unexpected
- Increased short-term capital gains     - The Funds could protect against    opportunities or to meet demands generated by
  distributions could raise                losses if a stock is overvalued    shareholder activity
  shareholders' income tax liability.      and its value later falls
  Such an increase in transaction
  costs and/or tax liability, if not
  offset by gains from short-term
  trading, would reduce a Fund's
  returns.

POTENTIAL RISKS                     POTENTIAL REWARDS                  POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
-  Derivatives such as futures,     - Hedges that correlate well with  - The Funds use derivatives for hedging and for risk
   options, swaps, and forward        underlying positions can           management (i.e., to establish or adjust exposure to
   foreign currency contracts(1)      reduce or eliminate losses at      particular securities, markets or currencies); risk
   that are used for hedging the      low cost                           management may include management of a Fund's exposure
   portfolio or specific            - The Funds could make money and     relative to its benchmark. Certain Funds may also use
   securities may not fully offset    protect against losses if          derivatives to increase the Fund's gain
   the underlying positions and       management's analysis proves     - A Fund only establishes hedges that it expects will be
   this could result in losses to     correct                            highly correlated with underlying positions
   a Fund that would not have       - Derivatives that involve         - While the Funds may use derivatives that incidentally
   otherwise occurred                 leverage could generate            involve leverage, they do not use them for the specific
-  Derivatives used for risk          substantial gains at low cost      purpose of leveraging their portfolio
   management or to increase a
   Fund's gain may not have the
   intended effects and may result
   in losses or missed
   opportunities
-  The counterparty to a
   derivatives contract could
   default
-  Derivatives that involve
   leverage could magnify losses
-  Certain types of derivatives
   involve costs to a Fund which
   can reduce returns
-  Derivitives may, for tax
   purposes, affect  the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets, and defer recognition
   of certain of a Fund's losses.

SECURITIES LENDING
-  When a Fund lends a security,    - The Funds may enhance income     - Each adviser maintains a list of approved borrowers
   there is a risk that the loaned    through the investment of the    - The Funds receive collateral equal to at least 100% of
   securities may not be returned     collateral received from the       the current value of the securities loaned plus accrued
   if the borrower or the lending     borrower                           interest
   agent defaults                                                      - The lending agents indemnify the Funds against borrower
-  The collateral will be subject                                        default
   to the risks of the securities                                      - Each adviser's collateral investment guidelines limit the
   in which it is invested                                               quality and duration of collateral investment to minimize
                                                                         losses
                                                                       - Upon recall, the borrower must return the securities
                                                                         loaned within the normal settlement period


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                        POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS
- Each Fund's share price and          - Stocks have generally outperformed   - Under normal circumstances each Fund plans to
  performance will fluctuate in          more stable investments (such as       remain fully invested in accordance with its
  response to stock and/or bond          bonds and cash equivalents) over       policies. Equity securities may include common
  market movements                       the long term                          stocks, convertible securities, preferred
- Adverse market conditions may from   - With respect to the Diversified        stocks, depositary receipts (such  as American
  time to time cause a Fund to take      Fund, a diversified, balanced          Depositary Receipts and European Depositary
  temporary defensive positions that     portfolio should mitigate the          Receipts), trust or partnership interests,
  are inconsistent with its principal    effects of wide market fluctua-        warrants, rights and investment company
  investment strategies and may          tions, especially when stock and       securities
  hinder the Fund from achieving its     bond prices move in different        - Each Fund seeks to limit risk and enhance
  investment objective                   directions                             performance through active management and/or
                                                                                diversification
                                                                              - During severe market downturns, each Fund has
                                                                                the option of investing up to 100% of assets
                                                                                in high quality short-term instruments

MANAGEMENT CHOICES                     - A Fund could outperform its          - The advisers focus their active management on
- A Fund could underperform its          benchmark due to these same choices    securities selection, the area where they
  bench mark due to its securities                                              believe their commitment to research can most
  and asset allocation choices                                                  enhance returns

FOREIGN INVESTMENTS                    - Favorable exchange rate movements    - Each Fund anticipates that its total foreign
- Currency exchange rate movements       could generate gains or reduce         investments will not exceed 20% of total
  could reduce gains or create losses    losses                                 assets (10% for Small Cap Growth Fund and 30%
- A Fund could lose money because of   - Foreign investments, which             for Diversified Fund)
  foreign government actions,            represent a major portion of the     - The Funds actively manage the currency
  political instability or lack of       world's securities, offer              exposure of their foreign investments
  adequate and accurate information      attractive potential performance       relative to their benchmarks, and may hedge
- Currency and investment risks tend     and opportunities for                  back into the U.S. dollar from time to time
  to be higher in emerging markets;      diversification                        (see also "Derivatives"); these currency
  these markets also present higher    - Emerging markets can offer higher      management techniques may not be available for
  liquidity and valuation risks          returns                                certain emerging markets investments

ILLIQUID HOLDINGS                      - These holdings may offer more        - No Fund may invest more than 15% of net assets
- Each Fund could have difficulty        attractive yields or potential         in illiquid holdings
  valuing these holdings precisely       growth than comparable widely        - To maintain adequate liquidity to meet
- Each Fund could be unable to sell      traded securities                      redemptions, each Fund may hold high quality
  these holdings at the time or price                                           short-term securities (including repurchase
  it desires                                                                    agreements) and, for temporary or
                                                                                extraordinary purposes, may borrow from banks
                                                                                up to 33 1/3% of the value of its total assets
                                                                                including drawing on a line of credit

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five fiscal periods, or the life of the Fund, if shorter. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions).

This information for the Mid Cap Value Fund and the Small Cap Growth Fund for the fiscal year ended 9/30/00 and prior has been audited by Ernst & Young LLP, whose reports, along with the Funds' financial statements, are included in the Funds' annual reports, which are available upon request.

All other information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN DISCIPLINED EQUITY FUND

                                                         YEAR     06/01/01            YEAR         YEAR         YEAR       YEAR
                                                        ENDED      THROUGH           ENDED        ENDED        ENDED      ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        05/31/01     05/31/00     05/31/99   05/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   14.19    $   15.65       $   17.54    $   17.57   $   14.96   $   11.47
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.13@        0.07@           0.14         0.17        0.17        0.12
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (3.63)       (1.44)          (1.89)        0.81        3.18        3.62
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (3.50)       (1.37)          (1.75)        0.98        3.35        3.74
   Less Distributions:
     Dividends from Net Investment Income                0.14         0.09            0.14         0.18        0.15        0.12
     Distributions from Capital Gains                      --           --              --         0.83        0.59        0.13
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.14         0.09            0.14         1.01        0.74        0.25
Net Asset Value, End of Period                      $   10.55    $   14.19       $   15.65    $   17.54   $   17.57   $   14.96
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (24.76%)      (8.73%)(a)      (9.99%)       5.54%      23.07%      32.98%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     924    $   1,162       $   1,210    $   1,476   $   1,008   $     296
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.45%        0.45%           0.45%        0.45%       0.45%       0.45%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.09%        0.86%           0.85%        1.04%       1.14%       1.27%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements         0.65%        0.60%           0.55%        0.55%       0.60%       0.72%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers
       and Reimbursements                                0.89%        0.71%           0.75%        0.94%       0.99%       1.00%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   74%          33%(a)          72%          56%         51%         61%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31. # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
(a) Not annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

JPMORGAN DISCIPLINED EQUITY VALUE FUND


                                                                                                  YEAR     09/28/01*
                                                                                                 ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                                              12/31/02      12/31/01
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                        $    16.12    $    15.00
--------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                                                                 0.23          0.06@
     Net Gains or Losses on Securities (both realized and unrealized)                            (3.05)         1.08
                                                                                            ----------    ----------
     Total from Investment Operations                                                            (2.82)         1.14
   Less Distributions:
     Dividends from Net Investment Income                                                         0.27          0.02
     Distributions from Capital Gains                                                             0.04            --
                                                                                            ----------    ----------
     Total Distributions                                                                          0.31          0.02
Net Asset Value, End of Period                                                              $    12.99    $    16.12
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                    (17.61%)        7.61%(a)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)                                                   $       37    $       27
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------
     Net Expenses                                                                                 0.45%         0.44%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                                                                 1.77%         1.50%
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements                                                  1.27%         0.99%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers and Reimbursements                              0.95%         0.95%
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                                                             65%           22%(a)
--------------------------------------------------------------------------------------------------------------------


  @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.
  * Commencement of operations.

JPMORGAN DIVERSIFIED FUND

                                                         YEAR     07/01/01            YEAR         YEAR        YEAR        YEAR
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        06/30/01     06/30/00    06/30/99    06/30/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   12.65    $   13.20       $   14.93    $   14.69   $   14.18   $   13.39
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.25@        0.14@           0.39         0.38        0.38        0.39
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (1.89)       (0.50)          (1.38)        0.61        1.44        1.89
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (1.64)       (0.36)          (0.99)        0.99        1.82        2.28
   Less Distributions:
     Dividends from Net Investment Income                0.25         0.19            0.38         0.27        0.39        0.59
     Distributions from Capital Gains                      --           --            0.36         0.48        0.92        0.90
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.25         0.19            0.74         0.75        1.31        1.49
Net Asset Value, End of Period                      $   10.76    $   12.65       $   13.20    $   14.93   $   14.69   $   14.18
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (13.00%)      (2.71%)(a)      (6.69%)       6.88%      13.77%      18.42%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     255    $     505       $     582    $     622   $     609   $     332
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.65%        0.65%           0.65%        0.65%       0.65%       0.65%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.98%        2.21%           2.75%        2.48%       2.55%       3.12%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              0.91%        0.87%           0.83%        0.80%       0.84%       0.88%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               1.72%        1.99%           2.57%        2.33%       2.36%       2.89%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                  232%         107%(a)         185%         217%        144%         82%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from June 30 to December 31. @ Calculated based upon average shares outstanding.
 (a) Not annualized.
  # Short periods have been annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

JPMORGAN MID CAP VALUE FUND

                                                         YEAR     10/01/01            YEAR         YEAR        YEAR   11/13/97*
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        09/30/01     09/30/00    09/30/99    09/30/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   14.14    $   13.47       $   13.06    $   13.56   $   10.62    $  10.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.15@        0.03@           0.15@        0.11        0.02        0.11
     Net Gains or Losses on Securities
       (both realized and unrealized)                    0.30         1.48            1.28         2.59        3.20        0.54
                                                    ---------    ---------       ---------    ---------   ---------    --------
     Total from Investment Operations                    0.45         1.51            1.43         2.70        3.22        0.65
   Less Distributions:
     Dividends from Net Investment Income                0.06         0.09            0.15         0.09        0.10        0.03
     Distributions from Capital Gains                    0.01         0.75            0.87         3.11        0.18          --
                                                    ---------    ---------       ---------    ---------   ---------    --------
     Total Distributions                                 0.07         0.84            1.02         3.20        0.28        0.03
Net Asset Value, End of Period                      $   14.52    $   14.14       $   13.47    $   13.06   $   13.56    $  10.62
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             3.23%       11.30%(a)       11.19%       23.76%      30.41%       6.50%(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $      59    $       4       $       4    $       5   $       4    $      3
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.75%        0.75%           0.75%        0.97%       1.25%       1.25%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.01%        0.94%           1.07%        0.84%       0.06%       0.73%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              1.22%        3.30%!!         3.25%!!      4.24%!!     5.11%!!     7.72%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               0.54%       (1.61%)         (1.43%)      (2.43%)     (3.80%)!!   (5.74%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    51%          15%(a)          98%          99%        109%         73%(a)
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
(a) Not annualized.
  * Commencement of operations.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN SMALL CAP GROWTH FUND

                                                         YEAR      10/01/01           YEAR         YEAR        YEAR   11/14/97*
                                                        ENDED       THROUGH          ENDED        ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       09/30/01     09/30/00    09/30/99    09/30/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    9.32    $    6.83       $   15.12    $   13.45    $   9.47    $  10.00
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                       (0.04)@         --           (0.07)@      (0.08)       0.08        0.08
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (3.69)        2.49           (6.07)        4.34        4.28       (0.59)
                                                    ---------    ---------       ---------    ---------    --------    --------
     Total from Investment Operations                   (3.73)        2.49           (6.14)        4.26        4.36       (0.51)
   Less Distributions:
     Dividends from Net Investment Income                  --           --              --         0.04        0.09        0.02
     Distributions from Capital Gains                      --           --            2.15         2.55        0.29          --
                                                    ---------    ---------       ---------    ---------    --------    --------
     Total Distributions                                   --           --            2.15         2.59        0.38        0.02
Net Asset Value, End of Period                      $    5.59    $    9.32       $    6.83    $   15.12    $  13.45    $   9.47
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (40.02%)      36.46%(a)      (45.44%)      36.33%      46.61%      (5.15%)(a)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $       1    $       2       $       2    $       4    $      2    $      1
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.85%        0.85%           0.85%        1.05%       1.35%       1.35%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       (0.64%)      (0.62%)         (0.53%)      (0.61%)     (0.68%)     (0.30%)
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  8.07%        6.66%!!         5.82%!!      5.47%!!    10.19%!!    13.84%!!
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              (7.86%)      (6.43%)!!       (5.50%)!!    (5.03%)!!   (9.52%)!!  (12.79%)!!
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                    76%          25%(a)          71%          88%         71%         35%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from September 30 to December 31.
(a) Not annualized.
  * Commencement of operations.
  # Short periods have been annualized.
  @ Calculated based upon average shares outstanding.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN U.S. EQUITY FUND

                                                         YEAR     06/01/01            YEAR         YEAR        YEAR        YEAR
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        05/31/01     05/31/00    05/31/99    05/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   10.44    $   11.12       $   12.79    $   15.08   $   16.73   $   15.66
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.06         0.03@           0.08         0.11        0.16        0.15
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (2.82)       (0.66)          (0.96)        0.26        2.39        3.81
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (2.76)       (0.63)          (0.88)        0.37        2.55        3.96
   Less Distributions:
     Dividends from Net Investment Income                0.07         0.03            0.08         0.11        0.17        0.18
     Distributions from Capital Gains                      --         0.02            0.71         2.55        4.03        2.71
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.07         0.05            0.79         2.66        4.20        2.89
Net Asset Value, End of Period                      $    7.61    $   10.44       $   11.12    $   12.79   $   15.08   $   16.73
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (26.50%)      (5.63%)(a)      (6.99%)       2.45%      18.66%      28.53%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $      79    $      90       $     151    $     241   $     278   $     379
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.64%        0.65%           0.62%        0.60%       0.60%       0.60%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        0.74%        0.55%           0.57%        0.76%       0.89%       0.89%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  0.77%        0.70%           0.64%        0.63%       0.63%       0.63%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               0.61%        0.50%           0.55%        0.73%       0.86%       0.86%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   83%          48%(a)          81%          89%         84%        106%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31. @ Calculated based upon average shares outstanding.
 (a) Not annualized.
  # Short periods have been annualized.

  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMORGAN U.S. SMALL COMPANY FUND

                                                         YEAR     06/01/01            YEAR         YEAR        YEAR        YEAR
                                                        ENDED      THROUGH           ENDED        ENDED       ENDED       ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        05/31/01     05/31/00    05/31/99    05/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $   12.57    $   13.34       $   15.11    $   11.98   $   15.30   $   14.09
-------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income (loss)                        0.05         0.05@           0.08         0.04        0.08        0.09
     Net Gains or Losses on Securities
       (both realized and unrealized)                   (2.61)       (0.78)           0.03         3.10       (1.83)       3.04
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total from Investment Operations                   (2.56)       (0.73)           0.11         3.14       (1.75)       3.13
   Less Distributions:
     Dividends from Net Investment Income                0.06         0.04            0.09         0.01        0.08        0.08
     Distributions from Capital Gains                      --           --            1.79           --        1.49        1.84
                                                    ---------    ---------       ---------    ---------   ---------   ---------
     Total Distributions                                 0.06         0.04            1.88         0.01        1.57        1.92
Net Asset Value, End of Period                      $    9.95    $   12.57       $   13.34    $   15.11   $   11.98   $   15.30
-------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (20.36%)      (5.50%)(a)       0.94%       26.23%     (10.79%)     23.55%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     214    $     269       $     410    $     358   $     345   $     420
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.83%        0.82%           0.82%        0.80%       0.80%       0.80%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        0.41%        0.57%           0.54%        0.26%       0.55%       0.55%
-------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  0.93%        0.86%           0.82%        0.82%       0.85%       0.85%
-------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               0.31%        0.53%           0.54%        0.24%       0.50%       0.50%
-------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE~                                   90%          48%(a)         110%         104%        104%         96%
-------------------------------------------------------------------------------------------------------------------------------

  ^ The Fund changed its fiscal year end from May 31 to December 31. @ Calculated based upon average shares outstanding.
(a) Not annualized.
  # Short periods have been annualized.


  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     How To Reach Us

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov


Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

           The Funds' Investment Company Act File Nos. are as follows:
           JPMorgan Disciplined Equity Fund                811-7342
           JPMorgan Disciplined Equity Value Fund          811-7795
           JPMorgan Diversified Fund                       811-7342
           JPMorgan Mid Cap Value Fund                     811-8189
           JPMorgan Small Cap Growth Fund                  811-8189
           JPMorgan U.S. Equity Fund                       811-7342
           JPMorgan U.S. Small Company Fund                811-7342

            (C) J.P. Morgan Chase & Co. All Rights Reserved. May 2003

                                                                      PR-EQI-503

PROSPECTUS MAY 1, 2003


J P MORGAN U.S. EQUITY FUNDS

SELECT SHARES


CAPITAL GROWTH FUND

DISCIPLINED EQUITY FUND


DIVERSIFIED FUND


DYNAMIC SMALL CAP FUND


EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND


MID CAP EQUITY FUND


MID CAP VALUE FUND


SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND


U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JP MORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS


Capital Growth Fund                                                            1

Disciplined Equity Fund                                                        6

Diversified Fund                                                              11

Dynamic Small Cap Fund                                                        17

Equity Growth Fund                                                            22

Equity Income Fund                                                            27

Growth and Income Fund                                                        32

Mid Cap Equity Fund                                                           37

Mid Cap Value Fund                                                            42

Small Cap Equity Fund                                                         47

Small Cap Growth Fund                                                         52

U.S. Equity Fund                                                              57

U.S. Small Company Fund                                                       62

U.S. Small Company Opportunities Fund                                         67

The Funds' Management and Administration                                      72

How Your Account Works                                                        76

  Buying Fund Shares                                                          76

  Selling Fund Shares                                                         77

  Exchanging Fund Shares                                                      77

  Other Information Concerning the Funds                                      78

  Distributions and Taxes                                                     78

Risk and Reward Elements                                                      80

Financial Highlights                                                          82

How To Reach Us                                                       Back cover

     JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap(R) Growth Index stocks at the time of purchase. "Assets" means net assets, plus the amount of borrowings for investment purposes. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS


In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Growth Index, a broad-based securities market index, and the Lipper Mid-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        20.17%
1994        -1.31%
1995        22.24%
1996        24.64%
1997        23.88%
1998         5.93%
1999        13.23%
2000        14.60%
2001        -3.76%
2002       -27.71%

BEST QUARTER 4th quarter, 1998                              17.56%
-----------------------------------------------------------------
WORST QUARTER 3rd quarter, 1998                            -19.49%
-----------------------------------------------------------------

* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 1/25/96 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                                           PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                 -27.71        -0.89          7.90
----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                                         -27.86        -2.37          6.12
----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES                 -16.91        -0.68          6.29
----------------------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) GROWTH INDEX^ (REFLECTS
  NO DEDUCTION FOR FEES, EXPENSES OR TAXES)                -27.41        -1.82          6.71
----------------------------------------------------------------------------------------------------
LIPPER MID-CAP GROWTH FUNDS
INDEX^ (REFLECTS NO DEDUCTION FOR TAXES)                   -28.46        -1.49          6.40
----------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*SEE FOOTNOTE ON PREVIOUS PAGE.


^INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.61
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.26
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.33)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.93
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.93% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   95       367       660       1,494
--------------------------------------------------------------------

     JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.


Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.


The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price


-    high perceived potential reward compared to perceived potential risk

-    possible temporary mispricings caused by apparent market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid- capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investments.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998         31.98%
1999         18.02%
2000        -11.11%
2001        -12.14%
2002        -24.98%

BEST QUARTER 4th quarter, 1998                              22.83%
-----------------------------------------------------------------
WORST QUARTER 3rd quarter, 2001                            -15.97%
-----------------------------------------------------------------

* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS SHARES) FROM 12/31/97 TO 9/10/01. RETURNS FOR THE PERIOD 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 12/31/97 REFLECT THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THAT OF THE SELECT CLASS). DURING THIS PERIOD THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL FEEDER.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                           PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
---------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                 -24.98        -1.81         3.17
---------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                           -25.24        -2.32         2.61
---------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                   -15.33        -1.58         2.39
---------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -22.10        -0.59         3.40
---------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                          -21.25        -0.75         2.84
---------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1) THE FUND COMMENCED OPERATIONS ON 1/3/97. PERFORMANCE FOR THE BENCHMARKS IS FROM 1/31/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.25
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES(1)                                      0.75
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. NET EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   77       240       417       930
--------------------------------------------------------------------

     JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the Fund's adviser allocates assets among various types of stock and bond investments, based on the following model allocation:

-    52% medium- and large-cap U.S. stocks

-    35% U.S. and foreign bonds

-    10% foreign stocks

-    3% small-cap U.S. stocks

The adviser may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the adviser selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the adviser ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the adviser uses fundamental, economic and capital markets research to select securities. The adviser actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment grade bond universe (currently about five years).


At least 75% of the Fund's bonds must be rated investment grade by Moody's Investors Services (Moody's), Standard & Poor's Corporation (S&P), Fitch Ratings (Fitch), or the equivalent by another national rating organization, including at least 65% A or better. The Fund may invest up to 25% of its bond investments in high yield, non-investment grade securities in the rating categories Ba or B by Moody's, BB or B by S&P and Fitch or the equivalent by another national rating organization, or if they are unrated, are deemed by the adviser to be of comparable quality (junk bonds).


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund may invest any portion of its Assets that is not in equity or fixed income securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities, indexes, interest rates or exchange rates. The Fund may use derivatives to hedge various investments for risk management or in an effort to produce increased income or gains. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the equity portion of the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the adviser's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the adviser makes buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.


     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.

The Fund may invest in mid- and small-capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have less secure financial positions.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That is because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past nine calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark, a customized benchmark, the S&P 500 Index, a broad-based securities market index, and the Lipper Balanced Funds Index, a broad-based index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000(R) (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1994        0.60%
1995       26.47%
1996       13.42%
1997       18.47%
1998       18.29%
1999       13.87%
2000       -4.24%
2001       -5.89%
2002      -13.22%


BEST QUARTER 4th quarter, 1998                              13.39%
-----------------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                            -11.01%
-----------------------------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS SHARES) FROM 12/15/93 TO 9/10/01. RETURNS FOR THE PERIOD 9/10/93 TO 12/15/93 ARE BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF THE SELECT CLASS SHARES). DURING THIS PERIOD, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN THE INSTITUTIONAL FEEDER.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                           PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                 -13.22         1.05           6.58
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                           -13.89        -0.39           4.87
-----------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                    -8.11         0.29           4.69
-----------------------------------------------------------------------------------------------------
FUND BENCHMARK (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -10.70         2.45           7.97
-----------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                               -22.10        -0.59           9.27
-----------------------------------------------------------------------------------------------------
LIPPER BALANCED FUNDS INDEX^ (REFLECTS
NO DEDUCTION FOR TAXES)                                    -10.70         2.11           6.98
-----------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1) THE FUND COMMENCED OPERATIONS ON 9/10/93. PERFORMANCE FOR THE BENCHMARKS IS FROM 9/30/93.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.55
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.27
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.07
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.09)
----------------------------------------------------------------------------
 NET EXPENSES(2)                                                        0.98



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.98% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/06. NET EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $ 10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/06, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    100        312         563         1,280
---------------------------------------------------------------------------

     JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMFAM (USA), applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of the Fund's shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998       13.46%
1999       30.19%
2000       11.91%
2001      -13.92%
2002      -22.47%

BEST QUARTER 4th quarter, 1999                             24.06%
----------------------------------------------------------------
WORST QUARTER 1st quarter, 2001                           -20.75%
----------------------------------------------------------------

* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 4/5/99 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH IS INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                   PAST 1 YEAR      PAST 5 YEARS   LIFE OF FUND
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES         -22.47            1.99          7.16
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -22.47            1.21          6.44
-----------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES           -13.79            1.72          6.01
-----------------------------------------------------------------------------------------------
S&P SMALLCAP 600/BARRAGROWTH INDEX^
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES
OR TAXES)                                          -15.36            0.57          2.72
-----------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                  -27.61           -1.21          1.03
-----------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1) THE FUND COMMENCED OPERATIONS ON 5/19/97. PERFORMANCE FOR THE BENCHMARKS IS FROM 5/31/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                            0.65
DISTRIBUTION (RULE 12b-1) FEES                                             NONE
SHAREHOLDER SERVICE FEES                                                   0.25
OTHER EXPENSES(1)                                                          0.32
-------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                            1.22
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                   (0.12)
-------------------------------------------------------------------------------
NET EXPENSES(2)                                                            1.10
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.10% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses of 1.10% through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         112        375         659         1,467
--------------------------------------------------------------------------------

     JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVES

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that is greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

-    market capitalization of more than $500 million

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Investments in foreign securities may be riskier than investments in U.S. securities. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets. These risks increase when investing in issuers located in emerging markets.


The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Growth Index, a broad-based securities market index, and the Lipper Large-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1993             2.48%
1994            -0.90%
1995            25.78%
1996            20.52%
1997            37.20%
1998            41.38%
1999            31.85%
2000           -23.65%
2001           -18.86%
2002           -28.03%


BEST QUARTER 4th quarter, 1998                  27.40%
-----------------------------------------------------
WORST QUARTER 2nd quarter, 2002                -19.25%
-----------------------------------------------------


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002



                                               PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES     -28.03          -3.63            5.79
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                               -28.03          -4.80            5.15
---------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES       -17.21          -2.35            5.16
---------------------------------------------------------------------------------------------
RUSSELL 1000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)         -27.89          -3.84            6.71
---------------------------------------------------------------------------------------------
LIPPER LARGE-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -28.12          -4.16            6.30
---------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.50
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.40
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.15
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.15)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             1.00
--------------------------------------------------------------------------------


(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.

EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         102        350         618         1,384
--------------------------------------------------------------------------------

     JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY


The Fund uses an active equity management style which focuses on both earnings momentum and value within the universe of primarily income-oriented stocks. Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above average dividend yield and a consistent dividend record. The Fund seeks to own securities that have attractive value characteristics and emphasizes companies with market capitalizations greater than $500 million.

     INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in small- and mid-capitalization companies. The securities of small- and mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small- and mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's originalinvestment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 1000(R) Value Index, a broad-based securities market index, and the Lipper Equity Income Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1)

1993            12.34%
1994            -3.37%
1995            33.72%
1996            17.87%
1997            31.05%
1998            26.20%
1999            13.06%
2000            -3.85%
2001           -12.43%
2002           -21.06%


BEST QUARTER 4th quarter, 1998                     18.89%
--------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                   -19.25%
--------------------------------------------------------


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002



                                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES         -21.06          -1.06            7.83
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                   -21.85          -2.70            6.94
------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES           -12.54          -0.59            6.78
------------------------------------------------------------------------------------------------
RUSSELL 1000(R) VALUE INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)             -15.52           1.16           10.81
------------------------------------------------------------------------------------------------
LIPPER EQUITY INCOME FUNDS INDEX^ (REFLECTS
NO DEDUCTION FOR TAXES)                            -16.43          -0.17            8.19
------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                             0.40
DISTRIBUTION (RULE 12b-1) FEES                                              NONE
SHAREHOLDER SERVICE FEES                                                    0.25
OTHER EXPENSES(1)                                                           0.42
--------------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                             1.07
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                    (0.17)
--------------------------------------------------------------------------------
NET EXPENSES(2)                                                             0.90
--------------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         92         323         574         1,290
--------------------------------------------------------------------------------

     JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund seeks to achieve its objective by investing all of its investable assets in the Growth and Income Portfolio, an open-end investment company which has an identical investment objective and the same policies as the Fund. As a result, the strategies and risks outlined below apply to the Growth and Income Portfolio as well as to the Fund.


Under normal circumstances, the Fund invests at least 80% of its Assets in common stocks. "Assets" means net assets, plus the amount of borrowings for investment purposes. The adviser applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500/BARRA Value Index stocks. The adviser will emphasize companies which are leaders within their sectors. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display, or have the potential for displaying, level or rising dividends.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.


     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


The Fund is non-diversified as defined in the Investment Company Act of 1940.

INVESTMENT PROCESS


In managing the Fund, JPMFAM (USA), the adviser, seeks to invest in undervalued companies with durable franchises, strong management, and the ability to grow their intrinsic value per share. Given this approach, the Fund's investments typically include companies which the adviser believes possess sustainable competitive advantages, healthy balance sheets, and management committed to increasing shareholder value. The adviser applies a "bottom-up" approach when constructing the Fund's portfolio, basing its stock selection on a combination of quantitative screening and fundamental analysis. The Fund's investments are subject to extensive financial analysis and a disciplined valuation process.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU invested.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a broad-based securities market index, and the Lipper Large-Cap Value Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993            12.99%
1994            -3.41%
1995            27.55%
1996            19.86%
1997            30.07%
1998            14.50%
1999             8.52%
2000             0.86%
2001           -11.81%
2002           -17.47%


BEST QUARTER 4th quarter, 1998                   16.76%
------------------------------------------------------
WORST QUARTER 3rd quarter, 2002                 -17.98%
------------------------------------------------------



* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 1/24/96 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH IS INVESTED IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                               PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES     -17.47       -1.82         7.07
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                               -17.98       -3.72         4.96
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES       -10.57       -1.24         5.64
---------------------------------------------------------------------------------------
S&P 500/BARRA VALUE INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)      -20.85       -0.85         9.39
---------------------------------------------------------------------------------------
LIPPER LARGE-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -19.68       -0.39         8.71
---------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES


The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.


ANNUAL OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(2)                                                       0.91
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.56
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                                (0.66)
----------------------------------------------------------------------------
NET EXPENSES(3)                                                         0.90


(1) THE FUND HAS A MASTER/FEEDER STRUCTURE AS DESCRIBED UNDER THE FUNDS' MANAGEMENT AND ADMINISTRATION LATER IN THIS PROSPECTUS. THIS TABLE SHOWS THE SELECT CLASS EXPENSES AND ITS SHARE OF MASTER PORTFOLIO EXPENSES, EXPRESSED AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS.


(2) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(3)  REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK
     AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.90% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   92         428         787         1,800
--------------------------------------------------------------------------

     JPMORGAN MID CAP EQUITY FUND


              (FORMERLY JPMORGAN SELECT MID CAP EQUITY FUND)


RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund's objective is long-term capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations equal to those within the universe of the Russell Midcap(R) Index securities at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund's investments in equity securities may also include real estate investment trusts (REITs), which are pooled investment vehicles which invest primarily in income-producing real estate or loans related to real estate.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, uses an active equity management style focused on investing in mid-sized companies that are increasing their market share with strong earnings prospects. The Fund emphasizes companies with strong revenue gains, positive earnings trends, value-added or niche products, dependable product or services and/or superior earnings per share compared to other mid-sized companies.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets, or financial resources, and they may depend on a small management group.


The value of REITs will depend on the value of the underlying properties or the underlying loans or interests. The value of REITs may decline when interest rates rise. The value of a REIT will also be affected by the real estate market and by management of the REIT's underlying properties. REITs may be more volatile or more illiquid than other types of securities.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt securities, including where the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO

     INVEST THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell Midcap(R) Index, a broad-based securities market index, and the Lipper Mid-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        21.77%
1994        -1.89%
1995        24.68%
1996         7.41%
1997        15.01%
1998        16.23%
1999        25.06%
2000        14.74%
2001        -3.96%
2002       -13.39%


BEST QUARTER 4th quarter, 1998        22.51%
-------------------------------------------
WORST QUARTER 3rd quarter, 1998      -19.48%
-------------------------------------------


* ON 1/1/97, THE FUND RECEIVED THE ASSETS OF A COMMON TRUST FUND WHICH HAD BEEN MAINTAINED BY A PREDECESSOR OF JPMORGAN CHASE BANK. THE PERFORMANCE OF THE FUND BEFORE THAT DATE IS BASED ON THE HISTORICAL PERFORMANCE OF THAT COMMON TRUST FUND. THE HISTORICAL PERFORMANCE OF SHARES OF THE PREDECESSOR COMMON TRUST FUND HAS BEEN ADJUSTED TO REFLECT THE FUND'S EXPENSE LEVELS (ABSENT REIMBURSEMENTS) THAT WERE IN PLACE AT THE TIME THE FUND RECEIVED THE COMMON TRUST FUND ASSETS.

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                               PAST 1 YEAR  PAST 5 YEARS    PAST 10 YEARS
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES     -13.39       6.76            9.82
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                               -14.30       4.31            N/A(1)
-----------------------------------------------------------------------------------------
SELECT CLASS -- RETURN AFTER TAXES ON
DISTRIBUTIONS AND SALE OF FUND SHARES          -7.58        5.26            N/A(1)
-----------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)         -16.18       2.19            9.92
-----------------------------------------------------------------------------------------
LIPPER MID-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -17.37       2.89            9.27
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.

(1) AFTER-TAX RETURNS HAVE NOT BEEN CALCULATED FOR THE PERIODS PRIOR TO 1/1/97, DUE TO DIFFERENT TAX AND DISTRIBUTION REQUIREMENTS OF THE PREDECESSOR COMMON TRUST FUND.


     ^INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                        0.65
DISTRIBUTION (RULE 12b-1) FEES                                         NONE
SHAREHOLDER SERVICE FEE                                                0.25
OTHER EXPENSES(1)                                                      0.24
---------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                        1.14
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                               (0.14)
---------------------------------------------------------------------------
NET EXPENSES(2)                                                        1.00
---------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) THE FUND HAS ENTERED INTO A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME. FOR THE PERIOD ENDED 12/31/02, NET EXPENSES OF THE SELECT CLASS SHARES WERE 0.77%.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return for the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS    10 YEARS
-------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   102        348         614        1,374
-------------------------------------------------------------------------

     JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of mid-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $20 billion at the time of purchase. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary reciepts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS

Robert Fleming Inc. (Robert Fleming), the adviser, uses a "bottom-up" approach and bases stock selection on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with many national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by a three component analysis: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success.

Then, the adviser uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of an investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of not more than 100 companies. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme overvaluation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The securities of mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes may be more sudden or more erratic.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P MidCap 400/BARRA Value Index, the Russell Midcap(R) Value Index, broad-based securities market indices, and the Lipper Mid-Cap Value Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998    19.77%
1999    13.87%
2000    35.28%
2001     9.91%
2002     2.90%

BEST QUARTER 4th quarter, 1998     17.96%
----------------------------------------
WORST QUARTER 3rd quarter, 1998   -11.06%

* THE SELECT CLASS WAS LAUNCHED ON 10/31/01. THE FUND'S PERFORMANCE FROM 11/13/97 (COMMENCEMENT OF OPERATIONS) TO 10/31/01 (FOR THE TABLE) AND FROM 11/13/97 THROUGH 12/31/01 (FOR THE BAR CHART) IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                               PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES      2.90        15.84         16.49
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                2.72        12.74         13.42
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        1.79        11.59         12.18
--------------------------------------------------------------------------------------
S&P MIDCAP 400/BARRA VALUE INDEX^
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES OR TAXES)                             -10.11        5.69          6.81
--------------------------------------------------------------------------------------
RUSSELL MIDCAP(R) VALUE INDEX^ (REFLECTS
NO DEDUCTION FOR FEES, EXPENSES OR TAXES)       -9.65        2.95          3.67
--------------------------------------------------------------------------------------
LIPPER MID-CAP VALUE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)              -14.65        2.07          2.25
--------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                     0.70

DISTRIBUTION (RULE 12b-1) FEES                                      NONE

SHAREHOLDER SERVICE FEES                                            0.25

OTHER EXPENSES(1)                                                   1.06
------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                     2.01
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                            (1.01)
------------------------------------------------------------------------
NET EXPENSES(2)                                                     1.00
-------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses of 1.00% through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)   102        533         989         2,257
--------------------------------------------------------------------------

     JPMORGAN SMALL CAP EQUITY FUND

RISK RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks at the time of purchase. Market capitalization is the total market value of a company's shares.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is non-diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund also focuses on companies with high quality management, a leading or dominant position in a major product line, new or innovative products, services or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine whether the stock is still an attractive investment opportunity.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to the economic problems of those issuing the securities.

     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past eight calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1995     54.04%
1996     29.18%
1997     18.15%
1998      3.71%
1999     14.37%
2000     14.80%
2001     -5.68%
2002    -16.87%


BEST QUARTER 4th quarter, 1998          19.51%
---------------------------------------------
WORST QUARTER 3rd quarter, 1998        -21.04%
---------------------------------------------



* THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 5/7/96 IS BASED ON THE PERFORMANCE OF THE FUND'S CLASS A, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                             PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
---------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES   -16.87        1.32            12.67
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                             -16.99        0.10            11.59
--------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES     -10.25        1.05            10.72
--------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)       -14.63        2.44            10.48
--------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)            -19.24        1.38             9.27
---------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE FOR THE BENCHMARKS IS FROM 12/31/94.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                               0.65
DISTRIBUTION (RULE 12b-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25
OTHER EXPENSES(1)                                             0.19
------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                               1.09
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                      (0.24)
------------------------------------------------------------------
NET EXPENSES(2)                                               0.85
------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.85% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/04, and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    87         323         578         1,307
---------------------------------------------------------------------------

     JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations of not more than $2.5 billion at the time of purchase. The Fund invests in a broad portfolio of common stocks that the adviser believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal circumstances, the Fund will only purchase securities that are traded on registered exchanges or in the over-the-counter market in the United States.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.JPMORGAN SMALL CAP GROWTH FUNDTHE FUND'S MAIN

INVESTMENT PROCESS


Robert Fleming, the adviser, employs a philosophy that emphasizes long-term investments in growth companies with leading competitive positions, run by management that can sustain growth over a period of many years. The adviser uses a "bottom up" approach to construct the Fund's portfolio, basing its stock selection on a combination of proprietary company research complemented by research derived from third-party sources. The research process is designed to identify companies with predictable and durable business models deemed capable of achieving sustained growth. Potential investments are subjected to rigorous financial analysis and a disciplined approach to valuation.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS


All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Index, the Russell 2000(R) Growth Index, broad-based securities markets indices, and Lipper Small Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998        14.86%
1999        46.54%
2000        -7.79%
2001       -10.90%
2002       -40.22%

BEST QUARTER 4th quarter, 2001        36.36%
-------------------------------------------
WORST QUARTER 3rd quarter, 2001      -34.17%
-------------------------------------------

* THE SELECT CLASS WAS LAUNCHED ON 10/31/01. THE FUND'S PERFORMANCE FROM 11/14/97 (COMMENCEMENT OF OPERATIONS) TO 10/31/01 (FOR THE TABLE) AND FROM 11/14/97 THROUGH 12/31/01 (FOR THE BAR CHART) IS BASED ON THE PERFORMANCE OF THE FUND'S INSTITUTIONAL CLASS, WHICH INVESTS IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. DURING THESE PERIODS, THE ACTUAL RETURNS OF THE SELECT CLASS SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE THE SELECT CLASS SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL CLASS SHARES.

(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES      -40.22        -3.78          -3.30
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                -40.22        -6.30          -5.79
-----------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES        -24.69        -3.22          -2.85
-----------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                    -20.48        -1.36          -1.00
-----------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)          -30.26        -6.59          -6.47
-----------------------------------------------------------------------------------------
LIPPER SMALL CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)               -27.61        -1.21          -1.45
-----------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE FOR THE BENCHMARKS IS FROM 11/30/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses for the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)



MANAGEMENT FEES                                                       0.80
DISTRIBUTION (RULE 12b-1) FEES                                        NONE
SHAREHOLDER SERVICE FEES                                              0.25
OTHER EXPENSES(1)                                                    23.45
--------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                      24.50
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                             (23.40)
--------------------------------------------------------------------------
NET EXPENSES(2)                                                       1.10
--------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.10% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/04. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses of 1.10% through 4/30/04, and 2.10% thereafter through 4/30/13.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         112        561         1,037       2,352
--------------------------------------------------------------------------------

     JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and medium-capitalization U.S. companies. Market cpitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P 500. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those equity securities that it considers most undervalued. The Fund generally considers selling equity securities that appear overvalued.

By emphasizing undervalued equity securities, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the sector weightings of the Fund so they can differ only moderately from the sector weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993        11.02%
1994        -0.61%
1995        32.48%
1996        21.06%
1997        28.41%
1998        24.45%
1999        14.69%
2000        -6.61%
2001        -9.43%
2002       -26.62%


BEST QUARTER 4th quarter, 1998       21.33%
------------------------------------------
WORST QUARTER 3rd quarter, 2002     -18.10%
------------------------------------------



* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS) FROM 7/19/93 TO 9/10/01. RETURNS FOR THE PERIOD FROM 1/1/93 TO 7/19/93 REFLECT THE PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES               -26.62       -2.39         7.25
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                         -26.81       -4.43         4.05
-------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                 -16.33       -1.88         5.11
-------------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
FOR FEES, EXPENSES OR TAXES)                             -22.10       -0.59         9.34
-------------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                        -21.25       -0.75         8.03
-------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.40
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.27
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.92
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.13)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.79
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.79% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXPENSE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)         81         267         483         1,107
--------------------------------------------------------------------------------

     JPMORGAN U.S.SMALL COMPANY FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies with market capitalizations that are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the Russell 2000(R) Index. The Fund can moderately underweight or overweight sectors when it believes it will benefit performance.


Within each sector, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000(R) Index while seeking to limit its volatility relative to this index.


Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions


INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and ten years. It compares that performance to the Russell 2000(R) Index, a broad-based securities market index, and the Lipper Small-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1993          8.58%
1994         -5.89%
1995         31.86%
1996         20.75%
1997         22.75%
1998         -5.49%
1999         44.00%
2000         -9.80%
2001         -8.96%
2002        -20.48%

BEST QUARTER 4th quarter, 1999         34.68%
--------------------------------------------
WORST QUARTER 3rd quarter, 2001       -22.61%
--------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER THAT WAS MERGED OUT OF EXISTENCE (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS) FROM 7/19/93 TO 9/10/01. RETURNS FOR THE PERIOD FROM 1/1/93 THROUGH 7/19/93 REFLECT THE PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*



                                                               PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                     -20.48        -2.33         5.91
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                               -20.56        -3.35         3.26
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                       -12.57        -1.94         3.84
--------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                         -20.48        -1.36         7.16
--------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP CORE FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                              -19.24         1.38         8.70
--------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.25
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.10
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.09)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.01
----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.01% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE

The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:


-    $10,000 initial investment,

-    5% return each year, and

- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    103        331         588         1,324
---------------------------------------------------------------------------

     JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY


For a more detailed discussion of the Fund's main risks, please see pages 80-81.


THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities of small-cap U.S. companies. "Assets" means net assets, plus the amount of borrowings for investment purposes. Small-cap companies are companies whose market capitalizations are greater than $125 million and less than $2 billion at the time of purchase. Market capitalization is the total market value of a company's shares. While the Fund holds stocks in many sectors to reduce the impact of poor performance in any one sector, it tends to emphasize sectors with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000(R) Growth Index.


In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.


The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING

     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the management team often considers a number of other criteria:


-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That is because the securities of smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group. Because the Fund seeks to outperform the Russell 2000(R) Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


     WHO MAY WANT TO INVEST

     THE FUND IS DESIGNED FOR INVESTORS WHO:

     -    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

     - WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

     - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

     THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

     - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

     -    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

     -    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the Russell 2000(R) Growth Index, a broad-based securities market index, and the Lipper Small-Cap Growth Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998         5.21%
1999        61.63%
2000       -21.63%
2001       -24.77%
2002       -32.82%

BEST QUARTER 4th quarter, 1999        42.58%
-------------------------------------------
WORST QUARTER 3rd quarter, 2001      -32.13%
-------------------------------------------


* PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD BEFORE THE SELECT CLASS WAS LAUNCHED ON 9/10/01 IS BASED ON THE PERFORMANCE OF THE RETAIL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SUBSTANTIALLY THE SAME AS THE CURRENT EXPENSES OF, THE SELECT CLASS) FROM 6/16/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01.


(1)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                                PAST 1 YEAR  PAST 5 YEARS  LIFE OF FUND
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN BEFORE TAXES                      -32.82       -7.60         -4.00
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS                                                -32.82       -8.21         -4.58
--------------------------------------------------------------------------------------------------------
SELECT CLASS SHARES -- RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE OF FUND SHARES                        -20.15       -5.80         -3.06
--------------------------------------------------------------------------------------------------------
RUSSELL 2000(R) GROWTH INDEX^ (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES OR TAXES)                          -30.26       -6.59         -4.79
--------------------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX^
(REFLECTS NO DEDUCTION FOR TAXES)                               -27.61       -1.21          0.10
--------------------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*    SEE FOOTNOTE ON PREVIOUS PAGE.


(1)  PERFORMANCE OF THE BENCHMARKS IS FROM 6/30/97.

^    INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

INVESTOR EXPENSES FOR SELECT CLASS SHARES

The expenses of the Select Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)


MANAGEMENT FEES                                                         0.60
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25
OTHER EXPENSES(1)                                                       0.32
-----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         1.17
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.15)
-----------------------------------------------------------------------------
NET EXPENSES(2)                                                         1.02
-----------------------------------------------------------------------------



(1) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF THE SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.02% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE
The example below is intended to help you compare the cost of investing in the Select Class Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment,

-    5% return each year, and


- net expenses through 4/30/05, and total annual operating expenses thereafter.

This example is for comparison only; the actual return of the Select Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)    104        341         614         1,393
---------------------------------------------------------------------------

     THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Equity Growth and Equity Income Funds are series of J.P. Morgan Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation. The Capital Growth, Dynamic Small Cap, Growth and Income and Small Cap Equity Funds are series of J.P. Morgan Mutual Fund Group, a Massachusetts business trust. The Mid Cap Equity Fund is a series of J.P. Morgan Mutual Fund Select Group, a Massachusetts business trust. The trustees of each trust and the directors of the corporation are responsible for overseeing all business activities.


Each of the Funds operates in a multiple class structure. A multiple class fund is an open-end investment company that issues two or more classes of securities representing interests in the same investment portfolio.


The Growth and Income Fund is also a "feeder" fund that invests in the Growth and Income Portfolio, a master portfolio (Portfolio). The Portfolio accepts investments from other feeder funds, and all the feeders of the Portfolio bear the Portfolio's expenses in proportion to their assets. The Growth and Income Fund and the Portfolio expect to maintain consistent goals, but if they do not, the Growth and Income Fund will withdraw from the Portfolio, receiving its assets either in cash or securities. The Growth and Income Fund's trustees would then consider whether the Growth and Income Fund should hire its own investment adviser, invest in a different master portfolio, or take other action. (Except where indicated, and as context requires, this section uses the term the "Growth and Income Fund" to mean the Growth and Income Fund and the Portfolio taken together.)

Each class in a multiple class fund and each feeder in a master-feeder structure can set its own transaction minimums and may vary with respect to expenses for distribution, administration and shareholder services. This means that one class or feeder, as the case may be, could offer access to a Fund or Portfolio, respectively, on different terms and thus would experience different performance, than another class or feeder, respectively. Certain classes or feeders may be more appropriate for a particular investor.


THE FUNDS' INVESTMENT
ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.


JPMFAM (USA) is the investment adviser for the Capital Growth, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Equity and Small Cap Equity Funds. JPMFAM (USA) is located at 522 Fifth Avenue, New York,
NY 10036.


Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is a wholly owned subsidiary of JPMorgan Chase Bank, which is also a wholly owned subsidiary of JPMorgan Chase.


During the fiscal year ended 12/31/02, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average daily net assets as follows:



                              FISCAL
       FUND                  YEAR END         %
-----------------------------------------------
 CAPITAL GROWTH FUND         12/31/02      0.40
-----------------------------------------------
 DISCIPLINED EQUITY FUND     12/31/02      0.35*
-----------------------------------------------
 DIVERSIFIED FUND            12/31/02      0.52
-----------------------------------------------
 DYNAMIC SMALL CAP FUND      12/31/02      0.64
-----------------------------------------------
 EQUITY GROWTH FUND          12/31/02      0.40
-----------------------------------------------
 EQUITY INCOME FUND          12/31/02      0.29
-----------------------------------------------
 GROWTH AND INCOME FUND      12/31/02      0.40
-----------------------------------------------
 MID CAP EQUITY FUND         12/31/02      0.56
-----------------------------------------------
 MID CAP VALUE FUND          12/31/02      0.32
-----------------------------------------------
 SMALL CAP EQUITY FUND       12/31/02      0.65
-----------------------------------------------
 SMALL CAP GROWTH FUND       12/31/02      0.00
-----------------------------------------------
 U.S. EQUITY FUND            12/31/02      0.40
-----------------------------------------------
 U.S. SMALL COMPANY FUND     12/31/02      0.60
-----------------------------------------------
 U.S. SMALL COMPANY
 OPPORTUNITIES FUND          12/31/02      0.58
-----------------------------------------------



* DURING THE FISCAL YEAR ENDED DECEMBER 31, 2002, THE ADVISER WAS PAID A MANAGEMENT FEE (NET OF WAIVERS) OF 0.35% OF AVERAGE DAILY NET ASSETS. EFFECTIVE MARCH 21, 2003, THE MANAGEMENT FEE HAS BEEN REDUCED TO 0.25% OF AVERAGE DAILY NET ASSETS.


THE PORTFOLIO MANAGERS


CAPITAL GROWTH FUND


Christopher Mark Vyvyan Jones serves as portfolio manager to the Fund. Mr. Jones has worked as a portfolio manager with various affiliates of JPMFAM (USA), the adviser, since 1982. He is currently a Director of the adviser and is head of the adviser's small company team.


DISCIPLINED EQUITY FUND

The portfolio management team for the Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort as Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.


DIVERSIFIED FUND


The portfolio management team is led by Anne Lester, Vice President of JPMIM, who joined the team in June 2000 and has been at JPMIM since 1992 and Patrik Jakobson, Vice President of JPMIM, who joined the team in October 2002 and has been at JPMIM since 1987. Prior to managing this Fund, Ms. Lester worked in the Product Development Group and as a fixed-income and currency trader and as a portfolio manager in Milan. Mr. Jakobson is responsible for managing global asset allocation portfolios.


DYNAMIC SMALL CAP FUND


The portfolio management team is led by Juliet Ellis, Vice President of JPMFAM
(USA) and CFA. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. She has been managing the Fund since August 1999.


EQUITY GROWTH FUND


The portfolio management team is led by Peter E. Miller, Managing Director of JPMFAM (USA), and Peter Zuleba, Vice President of JPMFAM (USA). Messrs. Miller and Zuleba have been employed with JPMFAM (USA) or one of its affiliates since 1989 and are portfolio managers in the Private Banking Group.


EQUITY INCOME FUND


The portfolio management team is led by Jonathan Kendrew Llewelyn Simon, Managing Director of JPMFAM (USA), and Clare Hart, Vice President of JPMFAM
(USA). Mr. Simon has worked with various affiliates of the adviser since 1980 and has been a portfolio manager since 1986. He is currently the Chief Investment Officer and a Director of Robert Fleming Inc. Ms. Hart has worked as an investment analyst covering the financial services sector and co-covering the energy and utilities sectors since joining JPMFAM (USA) in 1999. Prior to that, Ms. Hart served as an equity research associate covering Real Estate Investment Trusts for Salomon Smith Barney and is a CPA.


GROWTH AND INCOME FUND


Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.


MID CAP EQUITY FUND


The portfolio management team is led by Messrs. Simon and Jones. Information on Messrs. Simon and Jones is discussed earlier in this prospectus.


MID CAP VALUE FUND

Mr. Simon serves as portfolio manager to the Fund. Information on Mr. Simon is discussed earlier in this prospectus.

SMALL CAP EQUITY FUND

Ms. Ellis is responsible for management of the Fund. She has been managing the Fund since August 1999. Information on Ms. Ellis is discussed earlier in this prospectus.

SMALL CAP GROWTH FUND

Mr. Jones serves as portfolio manager to the Fund. Information on Mr. Jones is discussed earlier in this prospectus.


U.S. EQUITY FUND

The portfolio management team is comprised of a team of research analysts who select stocks in their respective sectors using the investment process described earlier in this prospectus. Mr. Golub and Susan Bao, Vice President of JPMIM and CFA, are responsible for overseeing and managing the cash flows of the portfolio. Information on Mr. Golub is discussed earlier in this prospectus. Ms. Bao has been at JPMFAM (USA) or one of its affiliates since 1997.


U.S. SMALL COMPANY FUND


The portfolio management team is led by Stephen J. Rich, Vice President of JPMIM, Darren Rabenou, Vice President of JPMIM, John Piccard, Vice President of JPMIM and James L. Adler, Vice President of JPMIM. Mr. Rich joined the team in 2002 and has been at JPMIM or one its affiliates since 2001. Prior to managing the Fund, Mr. Rich worked at Citigroup Asset Management as a co-manager on mid- and small-cap strategies. Mr. Rabenou joined the team and the firm in 2001. Prior to joining the firm, he served as a senior analyst and portfolio manager for Prudential Investments from 1998 to 2000. Prior to that, Mr. Rabenou worked in institutional equity sales and derivatives covering emerging markets for ING Barings. Mr. Piccard joined the team in 2002 and has been at JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Piccard managed large-cap core and all-cap growth equity portfolios. Prior to 2000, Mr. Piccard worked for Mitchell Hutchins Asset Management, managing equity investment portfolios. Mr. Adler joined the team 2003 and has been at

JPMIM or one its affiliates since 2000. Prior to managing the Fund, Mr. Adler was an analyst. Prior to joining the firm, Mr. Adler worked for Goldman Sachs Asset Management from 1997 to 2000.


U.S. SMALL COMPANY OPPORTUNITIES FUND


The portfolio management team is led by Messrs. Rich, Rabenou and Piccard. Information on them is discussed earlier in this prospectus.


THE FUNDS' ADMINISTRATOR


JPMorgan Chase Bank (Administrator) provides administrative services and oversees each Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund (except for the Growth and Income Fund) for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion. The Administrator receives a pro-rata portion of the following annual fee on behalf of Growth and Income Fund for administrative services: 0.10% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.025% of average daily net assets over $25 billion.

The Trusts and the Corporation, as applicable, on behalf of the Funds have entered into shareholder servicing agreements with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Funds' customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent receives an annual fee of 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

Each of the advisers and the distributor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES


You do not pay any sales charge (sometimes called a load) when you buy Select Class Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV) of the class. NAV is the value of everything a particular class of a Fund owns, minus everything the class owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing, then each Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees or board of directors, as applicable. When fair value is used, the prices of securities used by each Fund to calculate its classes' NAV may differ from quoted or published prices for the same securities.

Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price. All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day.


You must provide a Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.


Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

Your purchase may be cancelled if your check does not clear and you will be responsible for any expenses and losses to the Funds. Orders by wire may be cancelled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the settlement date.


MINIMUM INVESTMENTS


Investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of the Funds without regard to this minimum. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

The Funds will not issue certificates for Select Class Shares.


SELLING FUND SHARES

When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.


We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described.

The Funds may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.


You may sell shares in one of two ways:


THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM


Tell your representative or firm which Funds you want to sell. They will send all necessary documents to the JPMorgan Funds Service Center. Your representative or firm may charge you a fee for this service.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange.
Call 1-800-348-4782 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the applicable Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account. This restriction does not apply to shareholders who hold Select Class Shares as a result of the reorganization of certain JPMorgan Funds in September 2001.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The applicable Fund will be liable for any loss to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.


You may write to:

JPMorgan Funds Service Center
P.O. Box 219392
Kansas City, MO 64121-9392


Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.


DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses and then pay out these earnings to shareholders as distributions.


The Disciplined Equity Fund, Diversified Fund, Equity Growth Fund, Equity Income Fund, Growth and Income Fund, Mid Cap Equity Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Capital Growth Fund, Dynamic Small Cap Fund, Mid Cap Value Fund, Small Cap Equity Fund, Small Cap Growth Fund, U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least annually. Net capital gains, if any, are distributed annually. The Funds may decide to make more or fewer distributions in a given year.


You have three options for your distributions. You may:


-    reinvest all distributions in additional Fund shares;


- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Because each investor's tax consequences are unique, please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a Fund manage risk.


POTENTIAL RISKS                       POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES

-  When a Fund buys securities        -  The Funds can take advantage of    -  The Funds segregate liquid assets to offset
   before issue or for delayed           attractive transaction                leverage risk
   delivery, it could be exposed to      opportunities
   leverage risk if it does not
   segregate liquid assets
------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TRADING

-  Increased trading could raise a    -  The Funds could realize gains in   -  The Funds generally avoid short-term trading,
   Fund's brokerage and related          a short period of time                except to take advantage of attractive or
   costs                              -  The Funds could protect against       unexpected opportunities or to meet demands
-  Increased short-term capital          losses if a stock is overvalued       generated by shareholder activity
   gains distributions could raise       and its value later falls
   shareholders' income tax
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by
   gains from short-term trading,
   would reduce a Fund's returns.
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES

-  Derivatives such as futures,       -  Hedges that correlate well with    -  The Funds use derivatives for hedging and for risk
   options, swaps and forward            underlying positions can reduce       management (i.e., to establish or adjust exposure
   foreign currency contracts(1)         or eliminate losses at low cost       to particular securities, markets or currencies);
   that are used for hedging the      -  The Funds could make money and        risk management may include management of a Fund's
   portfolio or specific securities      protect against losses if             exposure relative to its benchmark. Certain Funds
   may not fully offset the              management's analysis proves          may also use derivatives to increase the Fund's
   underlying positions and this         correct                               gain
   could result in losses to a Fund   -  Derivatives that involve           -  A Fund only establishes hedges that it expects will
   that would not have otherwise         leverage could generate               be highly correlated with underlying positions
   occurred                              substantial gains at low cost      -  While the Funds may use derivatives that
-  Derivatives used for risk                                                   incidentally involve leverage, they do not use them
   management or to increase the                                               for the specific purpose of leveraging their
   Fund's gain may not have the                                                portfolio1
   intended effects and may result
   in losses or missed
   opportunities
-  The counterparty to a
   derivatives contract could
   default
-  Derivatives that involve
   leverage could magnify losses
-  Certain types of derivatives
   involve costs to the Funds which
   can reduce returns
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by a
   Fund, accelerate recognition of
   income to a Fund, affect the
   holding period of a Fund's
   assets and defer recognition of
   certain of a Fund's losses
------------------------------------------------------------------------------------------------------------------------------------


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                       POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING

-  When a Fund lends a security,      -  The Funds may enhance income       -  Each adviser maintains a list of approved borrowers
   there is a risk that the loaned       through the investment of the      -  The Funds receive collateral equal to at least 100%
   securities may not be returned        collateral received from the          of the current value of the securities loaned plus
   if the borrower or the lending        borrower                              accrued interest
   agent defaults                                                           -  The lending agents indemnify the Funds against
-  The collateral will be subject                                              borrower default
   to the risks of the securities                                           -  Each adviser's collateral investment guidelines
   in which it is invested                                                     limit the quality and duration of collateral
                                                                               investment to minimize losses
                                                                            -  Upon recall, the borrower must return the
                                                                               securities loaned within the normal settlement
                                                                               period
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS

-  Each Fund's share price and        -  Stocks have generally              -  Under normal circumstances, each Fund plans to
   performance will fluctuate in         outperformed more stable              remain fully invested in accordance with its
   response to stock and/or bond         investments (such as bonds and        policies. Equity securities may include common
   market movements                      cash equivalents) over the long       stocks, convertible securities, preferred stocks,
-  Adverse market conditions may         term                                  depositary receipts, (such as American Depositary
   from time to time cause a Fund     -  With respect to the Diversified       Receipts and European Depositary Receipts), trust
   to take temporary defensive           and Balanced Funds, a                 or partnership interests, warrants, rights and
   positions that are inconsistent       diversified, balanced portfolio       investment company securities
   with its principal investment         should mitigate the effects of     -  Each Fund seeks to limit risk and enhance
   strategies and may hinder the         wide market fluctuations,             performance through active management and/or
   Fund from achieving its               especially when stock and bond        diversification
   investment objective                  prices move in different           -  During severe market downturns, each Fund has the
                                         directions                            option of investing up to 100% of assets in high
                                                                               quality short-term instruments
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES

-  A Fund could underperform its      -  A Fund could outperform its        -  The advisers focus their active management on
   benchmark due to its securities       benchmark due to these same           securities selection, the area where they believe
   and asset allocation choices          choices                               their commitment to research can most enhance
                                                                               returns
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN INVESTMENTS

-  Currency exchange rate movements   -  Favorable exchange rate            -  The Funds anticipate that total foreign investments
   could reduce gains or create          movements could generate gains        will not exceed 20% of assets (30% for Diversified
   losses                                or reduce losses                      Fund, 30% for Equity Growth Fund and 10% for Small
-  A Fund could lose money because    -  Foreign investments, which            Cap Growth Fund)
   of foreign government actions,        represent a major portion of the   -  The Funds actively manage the currency exposure of
   political instability or lack of      world's securities, offer             their foreign investments relative to their
   adequate and accurate                 attractive potential performance      benchmarks, and may hedge back into the U.S. dollar
   information                           and opportunities for                 from time to time (see also "Derivatives"); these
-  Currency and investment risks         diversification                       currency management techniques may not be available
   tend to be higher in emerging      -  Emerging markets can offer            for certain emerging markets investments
   markets; these markets also           higher returns
   present higher liquidity and
   valuation risks
------------------------------------------------------------------------------------------------------------------------------------
ILLIQUID HOLDINGS

-  Each Fund could have difficulty    -  These holdings may offer more      -  No Fund may invest more than 15% of net assets in
   valuing these holdings precisely      attractive yields or potential        illiquid holdings
-  Each Fund could be unable to          growth than comparable widely      -  To maintain adequate liquidity to meet redemptions,
   sell these holdings at the time       traded securities                     each Fund may hold high quality short-term
   or price it desires                                                         securities (including repurchase agreements) and,
                                                                               for temporary or extraordinary purposes, may borrow
                                                                               from banks up to 33 1/3% of the value of its total
                                                                               assets including drawing on a line of credit#
------------------------------------------------------------------------------------------------------------------------------------

     FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the past one through five years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in the representative Fund's annual report, which is available upon request.

JPMORGAN CAPITAL GROWTH FUND



                                                         YEAR     11/01/01            YEAR         YEAR         YEAR         YEAR
                                                        ENDED      THROUGH           ENDED        ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02    12/31/01^        10/31/01     10/31/00     10/31/99     10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  41.26     $  36.37        $  48.76     $  43.36     $  41.53     $  46.90
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (loss)                       (0.24)@       0.01              --+        0.04@      (0.05)@        0.07

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (11.19)        4.88           (6.91)       10.27         5.80        (0.54)
                                                     --------     --------        --------     --------     --------     --------

     Total from Investment Operations                  (11.43)        4.89           (6.91)       10.31         5.75        (0.47)

   Less Distributions:

     Distributions from Capital Gains                    0.26           --            5.48         4.91         3.92         4.90
                                                     --------     --------        --------     --------     --------     --------

Net Asset Value, End of Period                       $  29.57     $  41.26        $  36.37     $  48.76     $  43.36     $  41.53
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (27.71%)      13.45%(a)      (15.20%)      26.34%       14.71%       (1.20%)
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $      2     $      3        $      3     $     15     $     18     $     52
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        0.93%        0.93%           0.93%        0.94%        0.92%        0.91%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       (0.71%)       0.01%          (0.01%)       0.09%       (0.11%)       0.11%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements and
       Earnings Credits                                  1.26%        2.06%           1.18%        1.06%        0.99%        0.91%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              (1.04%)      (1.12%)         (0.26%)      (0.03%)      (0.18%)       0.11%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                  93%           2%(a)          43%          66%          86%         104%
---------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
  +  Amount rounds to less than one cent per share.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ The portfolio turnover rates disclosed prior to September 10, 2001 are those of the Capital Growth Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN DISCIPLINED EQUITY FUND+



                                                         YEAR      06/01/01          YEAR         YEAR         YEAR      12/31/97*
                                                        ENDED       THROUGH         ENDED        ENDED        ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^      05/31/01     05/31/00     05/31/99      05/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  14.19     $  15.70        $  17.85     $  17.42     $  14.30    $  12.41
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (loss)                        0.10@        0.05@           0.09         0.12         0.11        0.03

     Net Gains or Losses On Securities
       (both realized and unrealized)                   (3.64)       (1.44)          (1.94)        0.78         3.14        1.88
                                                     --------     --------        --------     --------     --------    --------

     Total from Investment Operations                   (3.54)       (1.39)          (1.85)        0.90         3.25        1.91

   Less Distributions:

     Dividends from Net Investment Income                0.10         0.12            0.11         0.12         0.09        0.02

     Distributions from Capital Gains                      --           --            0.19         0.35         0.04          --
                                                     --------     --------        --------     --------     --------    --------

     Total Distributions                                 0.10         0.12            0.30         0.47         0.13        0.02

Net Asset Value, End of Period                       $  10.55     $  14.19        $  15.70     $  17.85     $  17.42    $  14.30
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (24.98%)      (8.88%)(a)     (10.43%)       5.19%       22.86%      15.33%(a)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $     65     $    132        $    128     $    160     $    121    $     18
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net Expenses                                        0.73%        0.72%           0.77%        0.75%        0.75%       0.75%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        0.77%        0.56%           0.53%        0.76%        0.89%       1.00%
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements         0.84%        0.77%           0.77%        0.78%        0.86%       3.28%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers
      and Reimbursements                                 0.66%        0.51%           0.53%        0.73%        0.78%      (1.53%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                  74%          33%(a)          72%          56%          51%         61%
--------------------------------------------------------------------------------------------------------------------------------



  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection outstanding. with the Fund reorginization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  Commencement of offering of class of shares.
  @  Calculated based upon average shares
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Disciplined Equity Portfolio ("DEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DEP.

JPMORGAN DIVERSIFIED FUND+



                                                         YEAR      07/01/01           YEAR         YEAR         YEAR         YEAR
                                                        ENDED       THROUGH          ENDED        ENDED        ENDED        ENDED
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       06/30/01     06/30/00     06/30/99     06/30/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  12.65     $  13.36        $  15.15     $  14.92     $  13.74     $  12.67
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (loss)                        0.20@        0.13@           0.35         0.33         0.31         0.30

     Net Gains or Losses On Securities
       (both realized and unrealized)                   (1.87)       (0.52)          (1.41)        0.63         1.47         1.85
                                                     --------     --------        --------     --------     --------     --------

     Total from Investment Operations                   (1.67)       (0.39)          (1.06)        0.96         1.78         2.15

   Less Distributions:

     Dividends from Net Investment Income                0.22         0.32            0.35         0.24         0.33         0.48

     Distributions from Capital Gains                      --           --            0.38         0.49         0.27         0.60
                                                     --------     --------        --------     --------     --------     --------
     Total Distributions                                 0.22         0.32            0.73         0.73         0.60         1.08

Net Asset Value, End of Period                       $  10.76     $  12.65        $  13.36     $  15.15     $  14.92     $  13.74
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                           (13.22%)      (2.90%)(a)      (7.01%)       6.61%       13.35%       18.06%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)            $    270     $    343        $    360     $    359     $    266     $    227
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
     Net Expenses                                        0.91%        0.93%           0.98%        0.96%        0.98%        0.98%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                        1.72%        1.96%           2.42%        2.19%        2.22%        2.81%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              1.08%        1.03%           1.01%        0.98%        1.01%        1.07%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits               1.55%        1.86%           2.39%        2.17%        2.19%        2.72%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 232%         107%(a)         185%         217%         144%          82%
---------------------------------------------------------------------------------------------------------------------------------



  + Prior to the open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from June 30 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The Diversified Portfolio ("DP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of DP.

JPMORGAN DYNAMIC SMALL CAP FUND



                                                         YEAR      11/01/01           YEAR         YEAR     04/05/99**
                                                        ENDED       THROUGH          ENDED        ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                     12/31/02     12/31/01^       10/31/01     10/31/00     10/31/99
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning Of Period                 $  15.89     $  14.37        $  24.65     $  15.98     $  14.11
--------------------------------------------------------------------------------------------------------------------
  Income from Investment Operations:

     Net Investment Income (loss)                       (0.08)       (0.02)          (0.21)       (0.13)@      (0.05)

     Net Gains or Losses On Securities
       (both realized and unrealized)                   (3.49)        1.54           (6.69)        8.80         1.92
                                                     --------     --------        --------     --------     --------
     Total from Investment Operations                   (3.57)        1.52           (6.90)        8.67         1.87

  Less Distributions:

     Distributions from Capital Gains                      --           --            3.38           --           --
                                                     --------     --------        --------     --------     --------
Net Asset Value, End of Period                       $  12.32     $  15.89        $  14.37     $  24.65     $  15.98
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                       (22.47%)      10.58%(a)      (30.20%)      54.26%       13.25%(a)
====================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $     12     $      8        $     --+    $     --+    $     --+
--------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
--------------------------------------------------------------------------------------------------------------------
     Net Expenses                                        1.10%        1.10%           1.12%        1.10%        1.91%
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                       (0.79%)      (0.82%)         (0.76%)      (0.59%)      (0.96%)
--------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              1.22%       10.33%!!        12.21%!!     15.48%!!     34.70%!!
--------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss) Without Waivers,
       Reimbursements and Earnings Credits              (0.91%)     (10.05%)!!      (11.86%)!!   (14.97%)!!   (33.75%)!!
--------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                  52%           8%(a)          57%          87%          92%
--------------------------------------------------------------------------------------------------------------------



  ^ The Fund changed its fiscal year end from October 31 to December 31. ** Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  +  Amounts round to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN EQUITY GROWTH FUND



                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                       12/31/02       12/31/01       12/31/00       12/31/99       12/31/98
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    32.21     $    43.44     $    68.09     $    52.36     $    38.36
---------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                          0.02@         (0.10)@        (0.26)@        (0.14)@         0.03

     Net Gains or Losses on Securities
       (both realized and unrealized)                     (9.05)         (8.09)        (16.22)         16.78          15.78
                                                     ----------     ----------     ----------     ----------     ----------
     Total from Investment Operations                     (9.03)         (8.19)        (16.48)         16.64          15.81

   Less Distributions:

     Dividends from Net Investment Income                    --             --             --             --           0.03

     Distributions from Capital Gains                        --           3.04           8.17           0.91           1.78
                                                     ----------     ----------     ----------     ----------     ----------
     Total Distributions                                     --           3.04           8.17           0.91           1.81

Net Asset Value, End of Period                       $    23.18     $    32.21     $    43.44     $    68.09     $    52.36
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (28.03%)       (18.86%)       (23.65%)        31.85%         41.38%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $       40     $       86     $      179     $      320     $      179
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          1.00%          1.00%          1.00%          1.00%          1.00%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                          0.06%         (0.28%)        (0.40%)        (0.24%)         0.05%
---------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers and Reimbursements           1.15%          1.05%          1.02%          1.03%          1.09%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers
      and Reimbursements                                  (0.09%)        (0.33%)        (0.42%)        (0.27%)        (0.04%)
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                    50%            98%            58%            15%            35%
---------------------------------------------------------------------------------------------------------------------------



@    Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the rate of the Fund for the period January 1, 1999 to August 11, 1999. From August 11, 1999 to September 9, 2001, all of the Fund's investable assets were invested in The Equity Growth Portfolio, and the portfolio turnover rate is disclosed at the Portfolio level. Effective the opening of business September 10, 2001, the portfolio turnover reflects the rate of the Fund.

JPMORGAN EQUITY INCOME FUND



                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                       12/31/02       12/31/01       12/31/00       12/31/99       12/31/98
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    30.57     $    35.33     $    49.80     $    46.14     $    36.97
---------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                          0.35@          0.22@          0.29@          0.32@          0.33

     Net Gains or Losses on Securities
       (both realized and unrealized)                     (6.72)         (4.62)         (2.66)          5.65           9.32
                                                     ----------     ----------     ----------     ----------     ----------
     Total from Investment Operations                     (6.37)         (4.40)         (2.37)          5.97           9.65

   Less Distributions:

     Dividends from Net Investment Income                  0.37           0.19           0.29           0.31           0.34

     Distributions from Capital Gains                      0.57           0.17          11.81           2.00           0.14
                                                     ----------     ----------     ----------     ----------     ----------
     Total Distributions                                   0.94           0.36          12.10           2.31           0.48

Net Asset Value, End of Period                       $    23.26     $    30.57     $    35.33     $    49.80     $    46.14
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                             (21.06%)       (12.43%)        (3.85%)        13.06%         26.20%
===========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)            $       41     $       68     $       97     $      170     $      128
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                          0.90%          0.92%          1.00%          1.00%          1.00%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (loss)                          1.30%          0.69%          0.59%          0.66%          0.82%
---------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                                1.07%          0.98%          1.03%          1.09%          1.10%
---------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits                 1.13%          0.63%          0.56%          0.57%          0.72%
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     167%             4%            15%            16%             3%
---------------------------------------------------------------------------------------------------------------------------



@    Calculated based upon average shares outstanding.

JPMORGAN GROWTH AND INCOME FUND



                                                       YEAR     11/1/01
                                                      ENDED      THROUGH       YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02   12/31/01^         10/31/01      10/31/00     10/31/99     10/31/98
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  29.64    $  27.72       $    40.99    $    43.89   $    43.43   $    46.35
---------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net investment income (loss)                       0.32@       0.05             0.14          0.26@        0.35@        0.43@

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (5.46)       1.93            (7.53)         3.33         5.12         3.50
                                                    --------    --------       ----------    ----------   ----------   ----------
     Total from Investment Operations                  (5.14)       1.98            (7.39)         3.59         5.47         3.93

   Less Distributions:

     Dividends from Net Investment Income               0.31        0.06             0.18          0.18         0.34         0.29

     Distributions from Capital Gains                   0.21          --             5.70          6.31         4.67         6.56
                                                    --------    --------       ----------    ----------   ----------   ----------
     Total Distributions                                0.52        0.06             5.88          6.49         5.01         6.85

Net Asset Value, End of Period                      $  23.98    $  29.64       $    27.72    $    40.99   $    43.89   $    43.43
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (17.47%)      7.13%(a)       (20.01%)        9.34%       13.30%        9.44%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $     --+   $      3       $        3    $        5   $       15   $       24
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       0.90%       0.90%            0.89%         0.89%        0.85%        0.85%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       1.16%       1.02%            0.93%         0.64%        0.80%        0.95%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.56%       3.34%            2.07%         0.93%        0.85%        0.85%
---------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.50%      (1.42%)          (0.25%)        0.60%        0.80%        0.95%
---------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 70%          0%(a)           12%           30%         125%         113%
---------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from October 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  +  Amount rounds to less than one million.
  ~ The percentages reflect the portfolio turnover of the Growth and Income Portfolio, of which the Fund invested all of its investable assets.

JPMORGAN MID CAP EQUITY FUND^*

                                                                 11/1/01
                                                  YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02   12/31/01**       10/31/01      10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  29.51    $  26.17      $    37.85    $    37.55    $    29.63    $    32.39
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                       0.13        0.02            0.12          0.17          0.15          0.14

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (4.07)       3.43           (5.30)         9.34          8.52         (0.42)
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (3.94)       3.45           (5.18)         9.51          8.67         (0.28)

   Less Distributions:

     Dividends from Net Investment Income               0.13        0.02            0.12          0.20          0.14          0.13

     Distributions from Capital Gains                   1.05        0.09            6.38          9.01          0.61          2.35
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total Distributions                                1.18        0.11            6.50          9.21          0.75          2.48

Net Asset Value, End of Period                      $  24.39    $  29.51      $    26.17    $    37.85    $    37.55    $    29.63
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (13.39%)     13.20%(a)      (15.27%)       30.94%        29.65%        (0.70%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
     Net Assets, End of Period (in millions)        $    139    $    155      $      133    $      164    $      129    $      112
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       0.77%       0.60%           0.55%         0.41%         0.07%         0.08%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       0.51%       0.38%           0.38%         0.52%         0.44%         0.43%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.14%       1.15%           1.15%         1.14%         0.93%         0.94%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.14%      (0.17%)         (0.22%)       (0.21%)       (0.42%)       (0.43%)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   84%          2%(a)          55%           84%          101%           67%
----------------------------------------------------------------------------------------------------------------------------------


 ^ On November 20, 1998, the Fund underwent a split of shares. Prior periods have been restated to reflect the split.
** The Fund changed its fiscal year end from October 31 to December 31. (a) Not annualized.
 #   Short periods have been annualized.
 *   Formerly JPMorgan Select Mid Cap Equity Fund.

JPMORGAN MID CAP VALUE FUND





                                                                  10/31/01*
                                                    YEAR ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                      12/31/02    12/31/01^
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $    14.14   $    13.48
---------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                         0.14@        0.01@

     Net Gains or Losses on Securities
       (both realized and unrealized)                     0.27         1.49
                                                    ----------   ----------
     Total from Investment Operations                     0.41         1.50

   Less Distributions:

     Dividends from Net Investment Income                 0.06         0.09

     Distributions from Capital Gains                     0.01         0.75
                                                    ----------   ----------
     Total Distributions                                  0.07         0.84

Net Asset Value, End of Period                      $    14.48   $    14.14
---------------------------------------------------------------------------
TOTAL RETURN                                              2.90%       11.18%(a)
===========================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $       14   $       --+
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
---------------------------------------------------------------------------
     Net Expenses                                         1.00%        0.99%
---------------------------------------------------------------------------
     Net Investment Income (Loss)                         0.96%        0.58%
---------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                               1.71%        3.68%!!
---------------------------------------------------------------------------
     Net Investment income (loss) without waivers,
       reimbursements and earnings credits                0.25%       (2.11%)
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     51%          15%(a)
---------------------------------------------------------------------------


  ^  The Fund changed its fiscal year end from September 30 to December 31.
  *  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JPMORGAN SMALL CAP EQUITY FUND



                                                                11/1/01
                                                  YEAR ENDED    THROUGH       YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02   12/31/01^        10/31/01      10/31/00      10/31/99      10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  22.25    $  20.27      $    28.52    $    23.10    $    20.59    $    23.71
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                      (0.04)@     (0.01)@         (0.10)        (0.05)@       (0.02)@       (0.02)

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (3.71)       1.99           (4.26)         8.12          2.70         (2.46)
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (3.75)       1.98           (4.36)         8.07          2.68         (2.48)

   Less Distributions:

     Distributions from Capital Gains                   0.13          --            3.89          2.65          0.17          0.64
                                                    --------    --------      ----------    ----------    ----------    ----------
Net Asset Value, End of Period                      $  18.37    $  22.25      $    20.27    $    28.52    $    23.10    $    20.59
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (16.87%)      9.77%(a)      (16.19%)       37.94%        13.06%       (10.64%)
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $    502    $    532      $      390    $      383    $      269    $      254
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                       0.85%       0.88%           0.88%         0.88%         0.88%         1.04%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                      (0.22%)     (0.31%)         (0.30%)       (0.20%)       (0.07%)       (0.09%)
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.09%       1.10%           1.12%         1.13%         1.13%         1.13%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits             (0.46%)     (0.53%)         (0.54%)       (0.45%)       (0.32%)       (0.18%)
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                   51%          6%(a)          47%           75%           92%           74%
----------------------------------------------------------------------------------------------------------------------------------



  ^ The Fund changed its fiscal year end from October 31 to December 31. @ Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.

JPMORGAN SMALL CAP GROWTH FUND


                                                                  10/31/01*
                                                    YEAR ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                      12/31/02    12/31/01^
---------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $     9.30   $     7.77
---------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                        (0.06)@      (0.01)

     Net Gains or Losses on Securities
       (both realized and unrealized)                    (3.68)        1.54
                                                    ----------   ----------
     Total from Investment Operations                    (3.74)        1.53

   Less Distributions:

     Dividends from Net Investment Income                   --           --

     Distributions from Capital Gains                       --           --
                                                    ----------   ----------
     Total Distributions                                    --           --

Net Asset Value, End of Period                      $     5.56   $     9.30
---------------------------------------------------------------------------
TOTAL RETURN                                            (40.22%)      19.69%(a)
===========================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------
     Net Assets, End of Period (millions)           $       --+  $       --+
---------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------
     Net Expenses                                         1.10%        1.10%
---------------------------------------------------------------------------
     Net Investment Income (Loss)                        (0.89%)      (0.88%)
---------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                              24.20%!!      9.40%!!
---------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings credits              (23.99%)!!    (9.18%)!!
---------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                                     76%          25%(a)
---------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from September 30 to December 31.
  *  Commencement of offering of class of shares.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  +  Amount rounds to less than one million.
  #  Short periods have been annualized.
 !! Due to the size of net assets and fixed expenses, ratios may appear disproportionate.

JP MORGAN U.S. EQUITY FUND



                                                                  6/1/01
                                                  YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^        5/31/01       5/31/00       5/31/99       5/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  10.44    $  11.21      $    12.66    $    14.62    $    14.96    $    14.36
----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                       0.05        0.03@           0.05          0.09          0.10          0.10

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (2.83)      (0.68)          (0.94)         0.24          2.28          3.45
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (2.78)      (0.65)          (0.89)         0.33          2.38          3.55

   Less Distributions:

     Dividends from Net Investment Income               0.05        0.04            0.05          0.09          0.11          0.13

     Distributions from Capital Gains                     --        0.08            0.51          2.20          2.61          2.82
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total Distributions                                0.05        0.12            0.56          2.29          2.72          2.95

Net Asset Value, End of Period                      $   7.61    $  10.44      $    11.21    $    12.66    $    14.62    $    14.96
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (26.62%)     (5.76%)(a)      (7.10%)        2.20%        18.39%        28.35%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $    225    $    348      $      312    $      387    $      441    $      448
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net Expenses                                       0.79%       0.79%           0.79%         0.78%         0.79%         0.78%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       0.57%       0.44%           0.41%         0.59%         0.70%         0.71%
----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             0.92%       0.85%           0.79%         0.78%         0.79%         0.78%
----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.44%       0.38%           0.41%         0.59%         0.70%         0.71%
----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 83%         48%(a)          81%           89%           84%          106%
----------------------------------------------------------------------------------------------------------------------------------



  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.
  ^  The Fund changed its fiscal year end from May 31 to December 31.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Equity Portfolio ("USEP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USEP.

JPMORGAN U.S. SMALL COMPANY FUND+



                                                                  6/1/01
                                                  YEAR ENDED     THROUGH      YEAR ENDED    YEAR ENDED    YEAR ENDED    YEAR ENDED
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^        5/31/01       5/31/00       5/31/99       5/31/98
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  12.57    $  13.43      $    14.45    $    11.49    $    14.76    $    13.89
-----------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                       0.03        0.04@           0.05            --          0.04          0.06

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (2.60)      (0.79)           0.04          2.97         (1.76)         2.97
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total from Investment Operations                  (2.57)      (0.75)           0.09          2.97         (1.72)         3.03

   Less Distributions:

     Dividends from Net Investment Income               0.03        0.05            0.03          0.01          0.04          0.07

     Distributions from Capital Gains                     --        0.06            1.08            --          1.51          2.09
                                                    --------    --------      ----------    ----------    ----------    ----------
     Total Distributions                                0.03        0.11            1.11          0.01          1.55          2.16

Net Asset Value, End of Period                      $   9.97    $  12.57      $    13.43    $    14.45    $    11.49    $    14.76
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (20.48%)     (5.56%)(a)       0.75%        25.90%       (10.95%)       23.37%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $    199    $    286      $      296    $      285    $      187    $      262
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------------------------------------------
     Net Expenses                                       1.01%       1.01%           1.01%         1.00%         1.02%         0.97%
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                       0.23%       0.39%           0.35%         0.05%         0.34%         0.39%
-----------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.10%       1.04%           1.01%         1.00%         1.02%         1.03%
-----------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits              0.14%       0.36%           0.35%         0.05%         0.34%         0.33%
-----------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                 90%         48%(a)         110%          104%          104%           96%
-----------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from May 31 to December 31.
  + Prior to open of business on September 10, 2001, the class underwent a split of shares in connection with the Fund reorganization. Prior periods have been restated to reflect the split.
  @  Calculated based upon average shares outstanding.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Portfolio ("USSCP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCP.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND



                                                                  6/1/01                                                 6/16/97*
                                                  YEAR ENDED     THROUGH       YEAR ENDED    YEAR ENDED    YEAR ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE:                    12/31/02    12/31/01^         5/31/01       5/31/00       5/31/99     5/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                $  10.48    $  12.19      $    15.90    $    12.17    $    12.57    $  10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from Investment Operations:

     Net Investment Income (Loss)                      (0.09)      (0.04)          (0.07)           --         (0.01)      (0.02)

     Net Gains or Losses on Securities
       (both realized and unrealized)                  (3.35)      (1.67)          (2.29)         3.73         (0.08)       2.59
                                                    --------    --------      ----------    ----------    ----------    --------
     Total from Investment Operations                  (3.44)      (1.71)          (2.36)         3.73         (0.09)       2.57

   Less Distributions:

     Distributions from Capital Gains                     --          --            1.35            --          0.31          --
                                                    --------    --------      ----------    ----------    ----------    --------
Net Asset Value, End of Period                      $   7.04    $  10.48      $    12.19    $    15.90    $    12.17    $  12.57
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                          (32.82%)    (14.03%)(a)     (15.51%)       30.65%        (0.49%)     25.70%(a)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
     Net Assets, End of Period (millions)           $     55    $    195      $      339    $      529    $      286    $    189
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
     Net expenses                                       1.02%       1.02%           0.99%         0.99%         1.07%       1.19%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss)                      (0.66%)     (0.50%)         (0.35%)       (0.47%)       (0.42%)     (0.37%)
--------------------------------------------------------------------------------------------------------------------------------
     Expenses Without Waivers, Reimbursements
       and Earnings Credits                             1.17%       1.07%           0.99%         0.99%         1.07%       1.25%
--------------------------------------------------------------------------------------------------------------------------------
     Net Investment Income (Loss) Without Waivers,
       Reimbursements and Earnings Credits             (0.81%)     (0.55%)         (0.35%)       (0.47%)       (0.42%)     (0.43%)
--------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE ~                                100%         55%(a)         117%          132%          116%         73%(a)
--------------------------------------------------------------------------------------------------------------------------------



  ^  The Fund changed its fiscal year end from May 31 to December 31.
  *  Commencement of operations.
(a)  Not annualized.
  #  Short periods have been annualized.
  ~ Prior to September 10, 2001, the Fund invested all of its investable assets in The U.S. Small Company Opportunities Portfolio ("USSCOP"). The portfolio turnover rate disclosed prior to September 10, 2001, is the turnover rate of USSCOP.

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on these Funds the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAIs contain more detailed information about the Funds and their policies. They are incorporated by reference into this prospectus. This means, by law, they are considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.


You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAIs. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.


PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: PUBLICINFO@SEC.GOV


Reports, a copy of the SAIs and other information about the Funds are also available on the SEC's website at http://www.sec.gov.


The Funds' Investment Company Act File Nos. are as follows:


        JPMorgan Capital Growth Fund                811-5151
        JPMorgan Disciplined Equity Fund            811-7342
        JPMorgan Diversified Fund                   811-7342
        JPMorgan Dynamic Small Cap Fund             811-5151
        JPMorgan Equity Growth Fund                 811-5526
        JPMorgan Equity Income Fund                 811-5526
        JPMorgan Growth and Income Fund             811-5151
        JPMorgan Mid Cap Equity Fund                811-7843
        JPMorgan Mid Cap Value Fund                811-08189
        JPMorgan Small Cap Equity Fund              811-5151
        JPMorgan Small Cap Growth Fund             811-08189
        JPMorgan U.S. Equity Fund                   811-7342
        JPMorgan U.S. Small Company Fund            811-7342
        JPMorgan U.S. Small Company
                Opportunities Fund                  811-7340



(C)J.P. Morgan Chase & Co. All Rights Reserved. May 2003

                                                                      PR-EQS-503

PROSPECTUS MAY 1, 2003


JPMORGAN U.S. EQUITY FUNDS
ULTRA SHARES

DISCIPLINED EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

CONTENTS

Disciplined Equity Fund                                 1
The Fund's Management and Administration                7
How Your Account Works                                  8
   Buying Fund Shares                                   8
   Selling Fund Shares                                  8
   Exchanging Fund Shares                               9
   Other Information Concerning the Fund                9
   Distributions and Taxes                             10
Risk and Reward Elements                               11
How To Reach Us                                Back cover

     JPMORGAN DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's main risks, please see pages 11-12.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY


Under normal circumstances, the Fund invests at least 80% of its Assets in equity securities. "Assets" means net assets, plus the amount of borrowings for investment purposes. The Fund primarily invests in large- and mid-capitalization U.S. companies. Market capitalization is the total market value of a company's shares. Sector by sector, the Fund's weightings are similar to those of the S&P
500. The Fund does not look to overweight or underweight sectors relative to the S&P 500.

Within each sector, the Fund modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that it considers overvalued.

By owning a large number of equity securities within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks.

The Fund may invest any portion of its Assets that is not in equity securities in high quality money market instruments and repurchase agreements.

The Fund may use derivatives, which are instruments whose value is based on one or more securities or indexes. The Fund may use derivatives for hedging or risk management purposes. Derivatives may also be used as substitutes for securities in which the Fund can invest.


The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

The Fund is diversified as defined in the Investment Company Act of 1940.

  BEFORE YOU INVEST

  INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
  -  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
  -  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

  FREQUENCY OF TRADING

  HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes what it believes to be an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is intended to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each sector group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced using a variety of models that quantify the research team's findings.


On behalf of the Fund, the adviser buys and sells equity securities according to its own policies, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that it identifies as undervalued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:


-  catalysts that could trigger a rise in a stock's price


-  high perceived potential reward compared to perceived potential risk

-  possible temporary mispricings caused by apparent market overreactions

  INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.


THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may, therefore, lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.


The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.


The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. Mid-capitalization companies may also have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, share price changes of mid-capitalization companies may be more sudden or more erratic than those of large-capitalization companies.


Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments and they could cause losses that exceed the Fund's original investment.


  WHO MAY WANT TO INVEST

  THE FUND IS DESIGNED FOR INVESTORS WHO:
  -  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
  - WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
  THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
  -  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
  -  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE


This section shows the Fund's performance record with respect to the Fund's shares.* The bar chart shows how the performance of the Fund's shares has varied from year to year for the past five calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500, a broad-based securities market index, and the Lipper Large-Cap Core Funds Index, a broad-based index.


Past performance (before and after taxes) is not necessarily an indication of how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed to waive some expenses and to reimburse others. Without these agreements, the performance figures would have been lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS*,(1)

1998     32.35%
1999     18.32%
2000    -10.87%
2001    -11.71%
2002    -24.76%


BEST QUARTER 4th quarter, 1998           22.85%
WORST QUARTER 3rd quarter, 2002         -17.74%



* ULTRA CLASS SHARES WERE RECENTLY LAUNCHED ON 3/24/03; THEREFORE, THE FUND'S PERFORMANCE IN THE TABLE FROM 9/10/01 THROUGH 12/31/02 IS BASED ON THE FUND'S INSTITUTIONAL CLASS SHARES, WHICH INVEST IN THE SAME PORTFOLIO OF SECURITIES, BUT WHOSE SHARES ARE NOT BEING OFFERED IN THIS PROSPECTUS. PRIOR TO A MERGER EFFECTIVE 9/7/01, THE FUND OPERATED IN A MASTER-FEEDER STRUCTURE. THE FUND'S PERFORMANCE FOR THE PERIOD FROM 1/3/97 (COMMENCEMENT OF OPERATIONS) TO 9/10/01 (DATE INSTITUTIONAL CLASS SHARES WERE LAUNCHED) IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL FEEDER (WHOSE INVESTMENT PROGRAM WAS IDENTICAL TO THE INVESTMENT PROGRAM OF, AND WHOSE EXPENSES WERE SIMILAR TO THE ESTIMATED EXPENSES OF, THE ULTRA CLASS SHARES).

(1) THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURNS (%)


Shows performance over time, for periods ended December 31, 2002*,(1)



                                                 PAST 1 YEAR     PAST 5 YEARS     LIFE OF FUND
----------------------------------------------------------------------------------------------
ULTRA CLASS SHARES -- RETURN BEFORE TAXES          -24.76           -1.50            3.44
----------------------------------------------------------------------------------------------
ULTRA CLASS SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS                                 -25.10           -2.41            2.53
----------------------------------------------------------------------------------------------
ULTRA SHARES -- RETURN AFTER TAXES
  ON DISTRIBUTIONS AND SALE OF FUND SHARES         -15.19           -1.43            2.53
----------------------------------------------------------------------------------------------
S&P 500 INDEX^ (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES)                     -22.10           -0.59            3.40
----------------------------------------------------------------------------------------------
LIPPER LARGE-CAP CORE FUNDS INDEX^
  (REFLECTS NO DEDUCTION FOR TAXES)                -21.25           -0.75            2.84
----------------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

*   SEE FOOTNOTE ON PREVIOUS PAGE.
(1) PERFORMANCE FOR THE BENCHMARKS IS AS OF 1/31/97.
^   INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

ESTIMATED INVESTOR EXPENSES FOR ULTRA CLASS SHARES

The estimated expenses of the Ultra Class Shares before and after reimbursement are shown below. The table below does not reflect charges or credits which you might incur if you invest through a financial institution.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ULTRA CLASS ASSETS)


MANAGEMENT FEES                                                         0.25
DISTRIBUTION (RULE 12b-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.05
OTHER EXPENSES(1)                                                       0.20
----------------------------------------------------------------------------
TOTAL ANNUAL OPERATING EXPENSES                                         0.50
FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                                (0.15)
----------------------------------------------------------------------------
NET EXPENSES(2)                                                         0.35
----------------------------------------------------------------------------

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
    YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH JPMORGAN CHASE BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL ANNUAL OPERATING EXPENSES OF ULTRA CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.35% OF AVERAGE DAILY NET ASSETS THROUGH 4/30/05. IN ADDITION, THE FUND'S OTHER SERVICE PROVIDERS MAY VOLUNTARILY WAIVE OR REIMBURSE CERTAIN OF THEIR FEES, AS THEY MAY DETERMINE, FROM TIME TO TIME.


EXAMPLE


The example below is intended to help you compare the cost of investing in the Ultra Class Shares with the cost of investing in other mutual funds. The example assumes:

-   $10,000 initial investment,

-   5% return each year, and

-   net expenses through 4/30/05 and total annual operating expenses thereafter.

This example is for comparison only; the actual returns of Ultra Class Shares and your actual costs may be higher or lower.



                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
YOUR COST ($)
(WITH OR WITHOUT REDEMPTION)       36        129         249         598
---------------------------------------------------------------------------

     THE FUND'S MANAGEMENT AND ADMINISTRATION


The Disciplined Equity Fund is a series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The trust is governed by trustees who are responsible for overseeing all business activities.


THE FUND'S INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Fund. JPMIM is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.


During the fiscal year ended December 31, 2002, the adviser was paid a management fee (net of waivers) of 0.35% of average daily net assets. Effective March 21, 2003, the management fee has been reduced to 0.25% of average daily net assets.


THE PORTFOLIO MANAGERS

The portfolio management team for the Fund is led by Jonathan N. Golub, Vice President of JPMIM and CFA, Timothy J. Devlin, Vice President of JPMIM and Nanette Buziak, Vice President of JPMIM. Mr Golub is a portfolio manager in the U.S. Equity Group. An employee of JPMIM since 2001, he is responsible for product management and client servicing across all equity products. Prior to joining JPMIM, Mr. Golub led the consultant relations effort as Scudder Kemper Investment and Chancellor LGT. Mr. Devlin has been at JPMIM since 1996. Ms. Buziak has been at JPMIM since 1997.

THE FUND'S ADMINISTRATOR

JPMorgan Chase Bank (Administrator) provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro-rata portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of average daily net assets over $25 billion.


The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMorgan Chase Bank under which JPMorgan Chase Bank has agreed to provide certain support services to the Fund's customers. For performing these services, JPMorgan Chase Bank, as shareholder servicing agent, can receive an annual fee of 0.05% of the average daily net assets of the Ultra Class Shares of the Fund held by investors serviced by the shareholder servicing agent.


Each of the adviser and the distributor may, at its own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for its customers.

THE FUND'S DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. is the distributor for the Fund. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

     HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES



You do not pay any sales charge (sometimes called a load) when you buy Ultra Class Shares of the Fund. The price you pay for your shares is the net asset value per share of the class (NAV). NAV is the value of everything the class of the Fund owns, minus everything the class owes, divided by the number of shares held by investors. The Fund generally values its assets at their market price but if market prices are unavailable or do not represent a security's value at the time of pricing then the Fund values its assets at their fair value in accordance with procedures established by and under the general supervision and responsibility of its board of trustees. When fair value is used, the prices of securities used by the Fund to calculate its class' NAV may differ from quoted or published prices for the same securities.

The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). You will pay the next NAV calculated after the JPMorgan Funds Service Center accepts your order. The JPMorgan Funds Service Center will accept your order when federal funds, a wire, a check or Automated Clearing House (ACH) transaction is received together with a completed application or other instructions in proper form.

You can buy Ultra Class Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the NYSE is open. If we receive your order by the close of regular trading on the NYSE, we will process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. The redemption of shares purchased through the JPMorgan Funds Service Center by check or an ACH transaction is subject to certain limitations. See Selling Fund Shares.

All purchases of Ultra Class Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order may be cancelled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Fund has the right to reject any purchase order or to cease offering shares at any time.


To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782.

MINIMUM INVESTMENTS


Investors must buy a minimum of $20,000,000 worth of Ultra Class Shares in the Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Ultra Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The minimum investment may be less for certain investors.

The Fund will not issue certificates for Ultra Class Shares.


SELLING FUND SHARES


When you sell your shares you will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, the Fund will make available to you the proceeds the next business day. You will not be permitted to enter a redemption order for shares purchased by check or through an ACH transaction for 15 days or 7 business days, as the case may be, following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check has cleared. Thereafter, a redemption order can be processed as otherwise described. Federal law allows the Fund to suspend a sale or postpone payment for more than seven business days under unusual circumstances.


You will need to have your signature guaranteed if you want your payment sent to an address other than the one we have in our records. We may also need additional documents or a letter from a surviving joint owner before selling the shares.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS


Tell your firm that you want to sell your Disciplined Equity Fund Ultra Class Shares. They will send all necessary documents to the JPMorgan Funds Service Center.


THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

The Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES

You can exchange your Ultra Class Shares for shares of the same class or Institutional Class Shares in certain other JPMorgan Funds. You will need to meet any minimum investment requirement. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the fund you want to buy before making an exchange. Call 1-800-348-4782 for details.


You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We may charge an administrative fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.


EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUND


We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We will give you 60 days notice before closing your account.


Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.


You may not always be able to reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by telephone without notice.


Please write to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Fund generally distributes any net investment income at least quarterly. Net capital gain, if any, is distributed annually. The Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-   reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Because each investor's tax consequences are unique, please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help the Fund manage risk.


POTENTIAL RISKS                      POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
-  When the Fund buys securities     -  The Fund can take advantage of             -  The Fund segregates liquid assets to offset
   before issue or for delayed          attractive transaction opportunities          leverage risks
   delivery, it could be exposed
   to leverage risk if it does not
   segregate liquid assets

SHORT-TERM TRADING
-  Increased trading could raise     -  The Fund could realize gains in a short    -  The Fund generally avoids short-term trading,
   the Fund's brokerage and             period of time                                except to take advantage of attractive or
   related costs                     -  The Fund could protect against losses if      unexpected opportunities or to meet demands
-  Increased short-term capital         a stock is overvalued and its value           generated by shareholder activity
   gains distributions could raise      later falls                                -  The Fund's portfolio turnover rate for the
   shareholders' income tax                                                           fiscal year ended 12/31/02 was 74%
   liability. Such an increase in
   transaction costs and/or tax
   liability, if not offset by any
   gains from short-term trading
   would reduce the Fund's
   returns.

DERIVATIVES
-  Derivatives such as futures,      -  Hedges that correlate well with            -  The Fund uses derivatives, for hedging and for
   options, swaps, and forward          underlying positions can reduce or            risk management (i.e., to establish or adjust
   foreign currency contracts(1)        eliminate losses at low cost                  exposure to particular securities, markets or
   that are used for hedging the     -  The Fund could make money and protect         currencies); risk management may include
   portfolio or specific                against losses if management's analysis       management of the Fund's exposure relative to
   securities may not fully offset      proves correct                                its benchmark
   the underlying positions and      -  Derivatives that involve leverage could    -  The Fund only establishes hedges that it
   this could result in losses to       generate substantial gains at low cost        expects will be highly correlated with
   the Fund that would not have                                                       underlying positions
   otherwise occurred                                                              -  While the Fund may use derivatives that
-  Derivatives used for risk                                                          incidentally involve leverage, it does not use
   management or to increase the                                                      them for the specific purpose of leveraging
   Fund's gain may not have the                                                       its portfolio
   intended effects and may result
   in losses or missed
   opportunities
-  The counterparty to a
   derivatives contract could
   default
-  Derivatives that involve
   leverage could magnify losses
-  Certain types of derivatives
   involve costs to the Fund which
   can reduce returns
-  Derivatives may, for tax
   purposes, affect the character
   of gain and loss realized by
   the Fund, accelerate
   recognition of income to the
   Fund, affect the holding period
   of the Fund's assets, and defer
   recognition of certain of the
   Fund's losses


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                      POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
SECURITIES LENDING
-  When the Fund lends a security,   -  The Fund may enhance income through the    -  The adviser maintains a list of approved
   there is a risk that the loaned      investment of the collateral received         borrowers
   securities may not be returned       from the borrower                          -  The Fund receives cash collateral equal to at
   if the borrower or the lending                                                     least 100% of the current value of the
   agent defaults                                                                     securities loaned plus accrued interest
-  The collateral will be subject                                                  -  The lending agents indemnify the Fund against
   to the risks of the securities                                                     borrower default
   in which it is invested                                                         -  The adviser's collateral investment
                                                                                      guidelines limit the quality and
                                                                                      duration of collateral investment to
                                                                                      minimize losses
                                                                                   -  Upon recall, the borrower must return the
                                                                                      securities loaned within the normal settlement
                                                                                      period

MARKET CONDITIONS
-  The Fund's share price and        -  Stocks have generally outperformed more    -  Under normal circumstances the Fund plans to
   performance will fluctuate in        stable investments (such as bonds and         remain fully invested in accordance with its
   response to stock and/or bond        cash equivalents) over the long term          policies. Equity securities may include common
   market movements                                                                   stocks, convertible securities, preferred
-  Adverse market conditions may                                                      stocks, depositary receipts (such as American
   from time to time cause the                                                        Depositary Receipts and European Depositary
   Fund to take temporary                                                             Receipts), trust or partnership interests,
   defensive positions that are                                                       warrants, rights and investment company
   inconsistent with its principal                                                    securities
   investment strategies and may                                                   -  The Fund seeks to limit risk and enhance
   hinder the Fund from achieving                                                     performance through active management and
   its investment objective                                                           diversification
                                                                                   -  During severe market downturns, the Fund has
                                                                                      the option of investing up to 100% of assets
                                                                                      in high quality short-term instruments

MANAGEMENT CHOICES
-  The Fund could underperform its   -  The Fund could outperform its benchmark    -  The adviser focuses its active management on
   benchmark due to its securities      due to these same choices                     securities selection, the area where it
   and asset allocation choices                                                       believes its commitment to research can most
                                                                                      enhance returns

FOREIGN INVESTMENTS
-  Currency exchange rate            -  Favorable exchange rate movements could    -  The Fund anticipates that total foreign
   movements could reduce gains or      generate gains or reduce losses               investments will not exceed 20% of total
   create losses                     -  Foreign investments, which represent a        assets
-  The Fund could lose money            major portion of the world's securities,   -  The Fund actively manages the currency
   because of foreign government        offer attractive potential performance        exposure of its foreign investments relative
   actions, political instability       and opportunities for diversification         to its benchmarks, and may hedge back into the
   or lack of adequate and           -  Emerging markets can offer higher             U.S. dollar from time to time (see also
   accurate information                 returns                                       "Derivatives"); these currency management
-  Currency and investment risks                                                      techniques may not be available for certain
   tend to be higher in emerging                                                      emerging markets investments
   markets; these markets also
   present higher liquidity and
   valuation risks

ILLIQUID HOLDINGS
-  The Fund could have difficulty    -  These holdings may offer more attractive   -  The Fund may not invest more than 15% of net
   valuing these holdings               yields or potential growth than               assets in illiquid holdings
   precisely                            comparable widely traded securities        -  To maintain adequate liquidity to meet
-  The Fund could be unable to                                                        redemptions, the Fund may hold high quality
   sell these holdings at the time                                                    short-term securities (including repurchase
   or price it desires                                                                agreements) and, for temporary or
                                                                                      extraordinary purposes, may borrow from banks
                                                                                      up to 33 1/3% of the value of its total
                                                                                      assets, including drawing on a line of credit

PRIVACY POLICY

Respecting and protecting client privacy has been vital to our business since its inception. By explaining our Privacy Policy to you, we trust that you will better understand how the JPMorgan Funds keep our client information private and secure while using it to serve you better.

PROTECTING THE CONFIDENTIALITY OF OUR CLIENT INFORMATION

We take our responsibility to protect the privacy and confidentiality of our client information very seriously. We maintain physical, electronic and procedural safeguards that comply with United States federal standards to store and secure information about you from unauthorized access, alteration and destruction. Our control policies authorize access to client information only by individuals who need to know that information to provide products and services to you.

WHO IS COVERED BY THE PRIVACY POLICY?

The Privacy Policy applies to the shareholders of JPMorgan Funds and applies only to information related to JPMorgan Funds.

If you decide at some point either to close your account(s) or to become an inactive client, we will continue to adhere to the privacy policies and practices described in this notice.

INFORMATION WE COLLECT ABOUT YOU

We receive information about you from various sources, including: certain nonpublic personal information about you from information you provide on applications or other forms (such as your address and social security number), and information about your account transactions with us (such as purchases, sales and account balances). We may also collect such information through account inquiries by mail, e-mail or telephone.

SHARING INFORMATION FOR LEGAL AND ROUTINE BUSINESS REASONS AND FOR JOINT
MARKETING

We may disclose non public personal information we collect about you as permitted by law. For example, we may share information with regulatory authorities and law enforcement officials who have jurisdiction over us or if we are required to do so by United States or the applicable law; provide information to protect against fraud; share information with your consent and give account information to check and statement printers and other service providers who work for us. We also may share the information we collect about you, as described above, with firms that perform administrative or marketing services on our behalf or with financial institutions, such as banks, with whom we have joint marketing agreements to provide you with offers of their financial products and services. These companies may receive information about you, but they must safeguard it and not use it for any other purpose.

J.P. MORGAN FUND DISTRIBUTORS, INC.

J.P. Morgan Fund Distributors, Inc., as distributor of the JPMorgan Funds, does not collect or retain nonpublic personal financial information relating to any past, present or prospective shareholders of the Funds. From time to time, the Funds or companies that provide services to the Funds may provide to J.P. Morgan Fund Distributors, Inc. nonpublic personal financial information relating to shareholders or prospective shareholders as necessary to perform services for the Funds. In such circumstances, J.P. Morgan Fund Distributors, Inc. adheres to the regulatory limitations on the use or disclosure of that information and its own obligations to protect the security and confidentiality of the information.

If you have any questions regarding this policy, please feel free to contact us at 1-800-348-4782.

              THIS INSIDE BACK COVER IS NOT PART OF YOUR PROSPECTUS

     HOW TO REACH US

MORE INFORMATION

For investors who want more information on this Fund the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)


The SAI contains more detailed information about the Fund and its policies. It is incorporated by reference into this prospectus. This means, by law, it is considered to be part of this prospectus.


You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They will charge you a copying fee for this service. You can also visit the Public Reference Room and copy the documents while you are there.

PUBLIC REFERENCE ROOM OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund are also available on the SEC's website at http://www.sec.gov.

          The Investment Company Act File No. for the Fund is 811-7342.


       (C)J.P. Morgan Chase & Co. All Rights Reserved. May 2003

                                                                      PR-DEU-503

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION

                                                                     MAY 1, 2003


                        J.P. MORGAN INSTITUTIONAL FUNDS

                           JPMORGAN DIVERSIFIED FUND
                        JPMORGAN DISCIPLINED EQUITY FUND
                           JPMORGAN U.S. EQUITY FUND
                        JPMORGAN U.S. SMALL COMPANY FUND
                      522 FIFTH AVENUE, NEW YORK, NY 10036


    THIS STATEMENT OF ADDITIONAL INFORMATION SETS FORTH INFORMATION WHICH MAY BE OF INTEREST TO INVESTORS BUT WHICH IS NOT NECESSARILY INCLUDED IN THE PROSPECTUS OFFERING SHARES OF THE FUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED MAY 1, 2003 FOR THE FUNDS LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. ADDITIONALLY, THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATES BY REFERENCE THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS, INCLUDED IN THE SHAREHOLDER REPORTS RELATING TO THE FUNDS LISTED ABOVE, DATED DECEMBER 31, 2002. THE PROSPECTUSES AND THE FINANCIAL STATEMENTS, INCLUDING THE INDEPENDENT ACCOUNTANTS' REPORTS, ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS, INC. (THE "DISTRIBUTOR"), AT 522 FIFTH AVENUE, NEW YORK, NY 10036.



    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.



    For more information about the Funds, your account or for copies of the financial statements, simply call or write:



Select Class, Ultra Class, Classes A, B and C     Institutional Class Shares:
Shares:

JPMorgan Funds Service Center                     JPMorgan Institutional Funds
P.O. Box 219392                                   Service Center
Kansas City, MO 64121-9392                        500 Stanton Christiana Road
                                                  Newark, Delaware 19713

1-800-348-4782                                    1-800-766-7722



                                                                  SAI-EQINST-503

TABLE OF CONTENTS                                   PAGE
--------------------------------------------------------

General...........................................    3
Investment Strategies and Policies................    3
Investment Restrictions...........................   17
Trustees..........................................   18
Officers..........................................   22
Codes of Ethics...................................   24
Investment Adviser................................   24
Distributor.......................................   26
Administrator and Sub-Administrator...............   26
Distribution Plan.................................   28
Custodian.........................................   29
Transfer Agent....................................   30
Shareholder Servicing.............................   30
Financial Professionals...........................   32
Independent Accountants...........................   32
Purchases, Redemptions and Exchanges..............   32
Dividends and Distributions.......................   37
Net Asset Value...................................   38
Performance Data..................................   39
Portfolio Transactions............................   41
Massachusetts Trust...............................   43
Description of Shares.............................   44
Distributions and Tax Matters.....................   45
Additional Information............................   54
Financial Statements..............................   55
Appendix A--Description of Securities Ratings.....  A-1

                                    GENERAL


    J.P. Morgan Institutional Funds (the "Trust") is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on November 4, 1992. The Trust presently consists of eleven separate series. This Statement of Additional Information ("SAI") relates only to the JPMorgan Diversified Fund ("Diversified Fund"), JPMorgan Disciplined Equity Fund ("Disciplined Equity Fund"), JPMorgan U.S. Equity Fund ("U.S. Equity Fund"), and JPMorgan U.S. Small Company Fund ("U.S. Small Company Fund") (each a "Fund" and collectively, the "Funds"). The other series of the Trust are covered by separate SAIs. The Trustees of the Trust have authorized the issuance and sale of shares of up to five classes of each Fund:
Institutional Class, Select Class, Class A, Class B and Class C shares. Currently, the following class of shares of the Funds are available: Diversified Fund -- Select Class, Institutional Class, Class A, Class B and Class C; Disciplined Equity Fund -- Select Class, Institutional Class, Class A, Class B and Ultra Class; U.S. Equity Fund -- Select Class, Institutional Class,
Class A, Class B and Class C; and U.S. Small Company Fund -- Select Class and Institutional Class.



    This SAI describes the financial history, investment strategies and policies, management and operation of each of the Funds in order to enable investors to select the Fund or Funds which best suit their investment needs.



    This SAI provides additional information with respect to the Funds and should be read in conjunction with the relevant Funds' current Prospectuses (each a "Prospectus" and collectively, the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectuses. The Funds' executive offices are located at 522 Fifth Avenue, New York, NY 10036.


    Prior to September 7, 2001, the Funds sought to achieve their investment objective by investing all of their investable assets in separate Master Funds (each, a "Portfolio"), a corresponding diversified open-end management investment company having the same investment objective as the corresponding Fund. The Funds no longer operate under a "master/feeder" structure and instead invest directly in portfolio securities.

    The Funds are advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").


    Investments in the Funds are not deposits or obligations of, or guaranteed or endorsed by, JPMorgan Chase Bank, an affiliate of the Adviser, or any other bank. Shares of the Funds are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in a Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.



                       INVESTMENT STRATEGIES AND POLICIES


                               EQUITY INVESTMENTS

    The equity securities in which the Funds invest include those listed on any domestic or foreign securities exchange or traded in the over-the-counter ("OTC") market as well as certain restricted or unlisted securities.

    EQUITY SECURITIES. The equity securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.


    Preferred stocks are securities that represent an ownership interest in a corporation and give the owner a prior claim over common stocks on the corporation's earnings or assets.



    The convertible securities in which the Funds may invest include any debt securities or preferred stocks which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.


    The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors, but senior to the claims of preferred and common shareholders. In

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the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors but senior to the claims of common shareholders.

                             COMMON STOCK WARRANTS


    The Funds may invest in common stock warrants that entitle the holder to buy common stock from the issuer of the warrant at a specific price (the "strike price") for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.


    Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised on or prior to the expiration date.

                              FOREIGN INVESTMENTS


    FOREIGN SECURITIES. The Funds may make substantial investments in foreign securities. Other than the Diversified Fund, which may invest up to 30% of its total assets in foreign securities, the Funds may invest up to 20% of their total assets in foreign securities. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country,
(ii) the issuer is organized under the laws of such country, or (iii) the issuer derives at least 50% of its revenues or profits from such country or has at least 50% of its assets situated in such country. Investors should realize that the value of the Funds' investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Funds' operations.


    Furthermore, the economies of individual foreign nations may differ from the U.S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Also, to obtain and enforce a judgment against a foreign issuer may be more difficult. Any foreign investments made by the Funds must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

    Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U.S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on foreign investments as compared to dividends and interest paid to a Fund by domestic companies.


    In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic securities exchanges. Accordingly, a Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U.S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U.S. issuers, may affect Fund liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.


    Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.


    Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the receipts with respect to the deposited securities.


    Since investments in foreign securities may involve foreign currencies, the value of a Fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Funds may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Funds' currency exposure related to foreign investments.


    The Funds may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to a Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Funds' investments in such countries illiquid and more volatile than investments in more developed countries, and a Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


    FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Funds buy and sell securities and receive interest and dividends in currencies other than the U.S. dollar, the Funds may enter from time to time into foreign currency exchange transactions. The Funds either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of a Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

    A forward foreign currency exchange contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

    The Funds may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, the Adviser may reduce a Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U.S. dollar. The Funds may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U.S. dollars or may involve two foreign currencies.

    Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause a Fund to assume the risk of fluctuations in the value of the currency purchased vis-a-vis the hedged currency and the U.S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

                            FIXED-INCOME INVESTMENTS


    The Funds may invest in a broad range of debt securities of domestic and foreign corporate and government issuers. The corporate securities in which these Funds may invest include debt securities of various types and maturities, e.g., debentures, notes, mortgage securities, equipment trust certificates and other collateralized securities and zero coupon securities. Collateralized securities are backed by a pool of assets such as loans or receivables which generate cash flow to cover the payments due on the securities. Collateralized securities are subject to certain risks, including a decline in the value of the collateral backing the security, failure of the collateral to generate the anticipated cash flow or in certain cases more rapid prepayment because of events affecting the collateral, such as accelerated prepayment of mortgages or other loans backing these securities or destruction of equipment subject to equipment trust certificates. In the event of any such prepayment, a Fund will be required to reinvest the proceeds of prepayments at interest rates prevailing at the time of reinvestment, which may be lower. In addition, the value of zero coupon securities which do not pay interest is more volatile than that of interest bearing debt securities with the same maturity.


                     INVESTMENT IN LOWER RATED OBLIGATIONS

    While generally providing higher coupons or interest rates than investments in higher quality securities, lower quality debt securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality debt obligations tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to Funds investing in such lower quality securities; therefore, the achievement of each applicable Fund's investment objective may be more dependent on the Adviser's credit analysis.


    Lower quality debt obligations are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed-income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market or to value accurately the Fund's portfolio holdings for purposes of determining the Fund's net asset value.


                   CORPORATE BONDS AND OTHER DEBT SECURITIES


    The Funds may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with their investment strategies and policies. A description of these investments appears below. See "Quality and Diversification Requirements." For information on short-term investments in these securities, see "Money Market Instruments."



    MORTGAGE-BACKED SECURITIES. The Funds may invest in mortgage-backed securities. Each mortgage pool underlying mortgage-backed securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multifamily (i.e., five or more) properties, agricultural properties, commercial properties and mixed use properties. The investment characteristics of adjustable and fixed rate mortgage-backed securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on mortgage-backed securities on a more frequent (usually monthly) schedule and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities. As a result, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value.


    GOVERNMENT GUARANTEED MORTGAGE-BACKED SECURITIES. Government National Mortgage Association mortgage-backed certificates ("Ginnie Maes") are supported by the full faith and credit of the United States. Certain other U.S. government securities, issued or guaranteed by federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the United States but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of instrumentalities such as the Federal Home Loan Mortgage Corporation ("Freddie Macs") and the Federal National Mortgage Association ("Fannie Maes"). No assurance can be given that the U.S. government will provide financial support to these federal agencies, authorities, instrumentalities and government sponsored enterprises in the future.


    There are several types of guaranteed mortgage-backed securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed real estate mortgage investment conduit certificates ("REMIC Certificates"), other collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities ("SMBS").


    Mortgage pass-through securities are fixed or adjustable rate mortgage-backed securities which provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.


    Multiple class securities include CMOs and REMIC Certificates issued by U.S. government agencies, instrumentalities (such as Fannie Mae) and sponsored enterprises (such as Freddie Mac) or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class mortgage-backed securities represent direct ownership interests in, a pool of mortgage loans or mortgage-backed securities; the payments on which are used to make payments on the CMOs or multiple class mortgage-backed securities.


    CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class mortgage-backed securities. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests or "residual" interests. The Funds do not intend to purchase residual interests in REMICs. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed mortgage-backed securities (the "Mortgage Assets"). The obligations of Fannie Mae and Freddie Mac under their respective guarantee of the REMIC Certificates are obligations solely of Fannie Mae and Freddie Mac, respectively.

    CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final scheduled distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.


    STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multiclass mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers.

Although the market for such securities is increasingly liquid, privately issued SMBS may not be readily marketable and will be considered illiquid for purposes of the Funds' restriction on investments in illiquid securities. The Adviser may determine that SMBS which are U.S. government securities are liquid for purposes of each Fund's restriction on investments in illiquid securities in accordance with procedures adopted by the Board of Trustees. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest from mortgage assets are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.



    MORTGAGES (DIRECTLY HELD). The Funds may invest directly in mortgages. Mortgages are debt instruments secured by real property. Unlike mortgage-backed securities, which generally represent an interest in a pool of mortgages, direct investments in mortgages involve prepayment and credit risks of an individual issuer and real property. Consequently, these investments require different investment and credit analysis by the Adviser.



    The directly placed mortgages in which these Funds invest may include residential mortgages, multi-family mortgages, mortgages on cooperative apartment buildings, commercial mortgages, and sale-leasebacks. These investments are backed by assets such as office buildings, shopping centers, retail stores, warehouses, apartment buildings and single-family dwellings. In the event that the Fund forecloses on any non-performing mortgage and acquires a direct interest in the real property, the Fund will be subject to the risks generally associated with the ownership of real property. There may be fluctuations in the market value of the foreclosed property and its occupancy rates, rent schedules and operating expenses. There may also be adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building environmental and other laws, increased real property taxes, rising interest rates, reduced availability and increased cost of mortgage borrowings, the need for unanticipated renovations, unexpected increases in the cost of energy, environmental factors, acts of God and other factors which are beyond the control of the Funds or the Adviser. Hazardous or toxic substances may be present on, at or under the mortgaged property and adversely affect the value of the property. In addition, the owners of property containing such substances may be held responsible, under various laws, for containing, monitoring, removing or cleaning up such substances. The presence of such substances may also provide a basis for other claims by third parties. Costs of clean-up or of liabilities to third parties may exceed the value of the property. In addition, these risks may be uninsurable. In light of these and similar risks, it may be impossible to dispose profitably of properties in foreclosure.


    ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Each Fund accrues income with respect to zero coupon and pay-in-kind securities prior to the receipt of cash payments. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income." Because a Fund will distribute "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, the applicable Fund will have fewer assets with which to purchase income producing securities. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

    ASSET-BACKED SECURITIES. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entity issuing the securities. The asset-backed securities in which a Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in the applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


    CORPORATE FIXED-INCOME SECURITIES. The Funds may invest in publicly and privately issued high grade, investment grade and below investment grade debt obligations of U.S. and non-U.S. corporations, including obligations of industrial, utility, banking and other financial issuers. These Funds will not invest in debt securities rated below B by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"). See Appendix A for a description of securities ratings. These securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.


                            MONEY MARKET INSTRUMENTS


    Although the Funds intend under normal circumstances and to the extent practicable to be fully invested in equity securities, each Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Funds may make money market investments pending other investment or settlement for liquidity or in adverse market conditions. A description of the various types of money market instruments that may be purchased by the Funds appears below. Also see "Quality and Diversification Requirements."


    U.S. TREASURY SECURITIES. Each of the Funds may invest in direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


    ADDITIONAL U.S. GOVERNMENT OBLIGATIONS. Each of the Funds may invest in obligations issued or guaranteed by U.S. government agencies or instrumentalities. These obligations may or may not be backed by the full faith and credit of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, each Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States in the event the agency or instrumentality does not meet its commitments. Securities in which each Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Bank and the U.S. Postal Service, each of which has the right to borrow from the U.S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and (iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


    FOREIGN GOVERNMENT OBLIGATIONS. Each of the Funds, subject to its applicable investment policies, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U.S. dollar or in another currency. See "Foreign Investments."


    BANK OBLIGATIONS. Each of the Funds may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $1 billion in total assets and are organized under the laws of the United States or any state,

(ii) foreign branches of these banks or foreign banks of equivalent size ("Euros"), and (iii) U.S. branches of foreign banks of equivalent size ("Yankees"). The Funds will not invest in obligations for which the Adviser, or any of its affiliated persons, is the ultimate obligor or accepting bank. Each of the Funds may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank or the World Bank).



    COMMERCIAL PAPER. Each of the Funds may invest in commercial paper, including master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and JPMIM acting as agent, for no additional fee, in its capacity as investment adviser to the Funds and as fiduciary for other clients for whom it exercises investment discretion.



    The monies loaned to the borrower come from accounts managed by the Adviser or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Adviser, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Adviser. Since master demand obligations typically are not rated by credit rating agencies, the Funds may invest in such unrated obligations only if at the time of an investment the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Funds to be liquid because they are payable upon demand. The Funds do not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of JPMorgan Chase Bank, an affiliate of the Adviser, to whom JPMorgan Chase Bank, in its capacity as a commercial bank, has made a loan.



    REPURCHASE AGREEMENTS. Each of the Funds may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers that meet the Adviser's credit guidelines. In a repurchase agreement, a Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time a Fund is invested in the agreement and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by a Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Funds invest in repurchase agreements for more than thirteen months. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Funds will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Funds in each agreement plus accrued interest, and the Funds will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by a Fund may be delayed or limited.


                             ADDITIONAL INVESTMENTS


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each of the Funds may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and for money market instruments and other fixed-income securities, no interest accrues to a Fund until settlement takes place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value, and include the maturity for the purpose of calculating the average maturity from that date. At the time of settlement, a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, each Fund will maintain with the custodian a segregated account with liquid assets consisting of cash, U.S. government securities or other appropriate securities, in an amount at least equal to such commitment. On delivery dates for such transactions, each Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other Fund obligation, incur a gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.



    INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by each of the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested, in the aggregate, in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund; provided, however, that a Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.



    The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to invest their uninvested cash in any affiliated money market funds. The order sets forth the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its investment advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, shareholder servicing and administration fees.



    REVERSE REPURCHASE AGREEMENTS. Each of the Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses of a Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, a Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. A Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. Each Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements.



    LOANS OF PORTFOLIO SECURITIES. Each of the Funds may lend its securities if such loans are secured continuously by cash collateral in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective investors. The Funds may pay reasonable finders' and custodial fees in connection with a loan. In addition, a Fund will consider all facts and circumstances before entering into such an agreement, including the creditworthiness of the borrowing financial institution, and no Fund will make any loans in excess of one year. The Funds will not lend their securities to any officer, Trustee, Director, employee or other affiliate of the Funds, the Adviser or the Distributor, unless otherwise permitted by applicable law. The voting rights with respect to loaned securities may pass with the lending of the securities, but the Board of Trustees is entitled to call loaned securities to vote proxies, or otherwise obtain rights to vote or consent with respect to a material event affecting securities on loan, when the Board believes it necessary to vote. All forms of borrowing (including reverse repurchase agreements and securities lending) are limited in the aggregate and may not exceed 33 1/3% of a Fund's total assets.

    There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.


    ILLIQUID INVESTMENTS; PRIVATELY PLACED AND CERTAIN UNREGISTERED
SECURITIES. A Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of the Fund's net assets would be in illiquid investments. Subject to this non-fundamental policy restriction, each Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended ("the 1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.


    The Funds may also purchase Rule 144A securities sold to institutional investors without registration under the 1933 Act. These securities may be determined to be liquid in accordance with guidelines established by the Adviser and approved by the Trustees. The Trustees will monitor the Adviser's implementation of these guidelines on a periodic basis.

    As to illiquid investments, a Fund is subject to a risk that should the Fund decide to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected. Where an illiquid security must be registered under the 1933 Act before it may be sold, a Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

                    QUALITY AND DIVERSIFICATION REQUIREMENTS

    Each of the Funds intends to meet the diversification requirements of the 1940 Act. Current 1940 Act diversification requirements require that with respect to 75% of the assets of a Fund: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U.S. government, its agencies or instrumentalities, and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in the securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.


    The Funds will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Distributions and Tax Matters." To meet these requirements, the Fund must diversify its holdings so that, with respect to 50% of the Fund's assets, no more than 5% of its assets are invested in the securities of any one issuer other than the U.S. government at the close of each quarter of the Fund's taxable year. The Fund may, with respect to the remaining 50% of its assets, invest up to 25% of its assets in the securities of any one issuer (except this limitation does not apply to U.S. government securities).



    The Funds may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time a Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or S&P, the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by S&P, or if no such ratings are available, the investment must be of comparable quality in the Adviser's opinion. At the time a Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or S&P, or if unrated, the investment must be of comparable quality in the Adviser's opinion.


    In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other relevant conditions, such as comparability to other issuers.

                        OPTIONS AND FUTURES TRANSACTIONS

    EXCHANGE-TRADED AND OTC OPTIONS. All options purchased or sold by the Funds will be traded on a securities exchange or will be purchased or sold by securities dealers ("OTC options") that meet the creditworthiness standards approved by the Trustees. Exchange-traded options are obligations of the Options Clearing Corporation. In the case of OTC options, a Fund relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

    Provided that a Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, a Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.


    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (write) futures contracts and may purchase or sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed-income securities, including but not limited to U.S. Treasury bonds, notes and bills, Eurodollar certificates of deposit, and on indices of fixed-income securities and indices of equity securities.


    Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract as does a purchaser or seller of a futures contract.


    The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by a Fund are paid by the Fund into a segregated account, in the name of the futures commission merchant, as required by the 1940 Act and the SEC's interpretations thereunder.


    COMBINED POSITIONS. The Funds may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

    CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match a Fund's current or anticipated investments exactly. A Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.


    Options and futures contracts prices can also diverge from the prices of their underlying instruments even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options, futures and securities are traded or from imposition of daily price fluctuation limits or trading halts. A Fund may purchase or sell options and futures contracts with greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.


    LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance that a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and could potentially require a Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange-Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

    POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, a Fund or the Adviser may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

    ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Funds will not be commodity pools, certain derivatives subject the Funds to the rules of the Commodity Futures Trading Commission which limit the extent to which the Funds can invest in such derivatives. Each Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    In addition, each Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a Fund's assets could impede Fund management or the Fund's ability to meet redemption requests or other current obligations.

                        SWAPS AND RELATED SWAP PRODUCTS

    Each of the Funds may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

    Each Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. A Fund will not sell interest rate caps, floors or collars if it does not own the securities with coupons which provide the interest that a Fund may be required to pay.


    Swap agreements are two party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate in a particular foreign currency or commodity or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.



    The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month London Interbank Offered Rate (LIBOR)) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a "net basis" and a Fund will receive or pay, as the case may be, only the net amount of the two payments.


    The amount of a Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund's potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.


    The use of swap transactions, caps, floors and collars involves investment techniques and risks which are different from those associated with the Fund's security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.


    The Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

    Each Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of a Fund's accrued obligations under the swap agreement over the accrued amount a Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of a Fund's accrued obligations under the agreement.


    Each Fund will not enter into any swap transaction, cap, floor or collar, unless the counterparty to the transaction is deemed creditworthy by the Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreement related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.



    The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand), and
(5) the nature of the marketplace for trades (including the ability to assign or offset a Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are illiquid.


    During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund's basis in the contract.

    The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which a Fund may engage in such transactions.

                                RISK MANAGEMENT

    The Funds may employ non-hedging risk management techniques. Examples of risk management strategies include synthetically altering a Fund's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage, include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.

                               PORTFOLIO TURNOVER


    Prior to September 10, 2001, the percentages reflect the portfolio turnover rate of each Fund's corresponding portfolio in which each Fund invested all of its assets. A rate of 100% indicates that the equivalent of all of a Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial net capital gains or losses. To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Distributions and Tax Matters" below.

    The table below sets forth the Funds' portfolio turnover rate for the fiscal periods indicated.


                                          FISCAL YEAR  FISCAL PERIOD
                                             ENDED        THROUGH      FISCAL YEAR
FUND (PRIOR FISCAL YEAR-END*)                2001        12/31/01     ENDED 12/31/02
-----------------------------             -----------  -------------  --------------
Diversified Fund (June 30)                 185%            107%            232%**
Disciplined Equity Fund (May 31)            72%             33%             74%
U.S. Equity Fund (May 31)                   81%             48%             83%
U.S. Small Company Fund (May 31)           110%             48%             90%



  *  The Funds changed their fiscal year-end to December 31.
 ** The increase in portfolio turnover rate for the fiscal year ended December 31, 2002 was primarily due to market volatility.



                            INVESTMENT RESTRICTIONS


    The investment restrictions below have been adopted by the Trust with respect to each Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities. Whenever a Fund is requested to vote on a change in the fundamental investment restrictions, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the Fund's shareholders.


    Each Fund:

        (1) May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

        (2) May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

        (3) May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

        (4) May not borrow money, except to the extent permitted by applicable law;

        (5) May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;


        (6) May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate and in the case of the Diversified Fund, make direct investments in mortgages;


        (7) May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

        (8) May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. The investment restrictions described below are non-fundamental policies of the Funds and may be changed by the Trustees of the Funds without shareholder approval. These non-fundamental investment restrictions require that each of the Funds:


        (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

        (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

        (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

    There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.


    For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the Securities and Exchange Commission or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies may be considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.



                                    TRUSTEES



    The names of the Trustees of the Funds, together with information regarding their dates of birth ("DOB"), positions with the Funds, principal occupations and other board memberships in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Securities Exchange Act") or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Trustees is 522 Fifth Avenue, New York, NY 10036.



                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                             FUND
            NAME (DOB);                                                   COMPLEX(1)
          POSITIONS WITH                 PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS              TRUSTEE              OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong (12/04/1941);   Retired; Vice President &                78           None
Trustee (2001)                       Treasurer of Ingersoll-Rand
                                     Company (manufacturer of
                                     industrial equipment)
                                     (1972-2000)

Roland R. Eppley, Jr. (04/01/1932);  Retired                                  78           None
Trustee (2001)

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                             FUND
            NAME (DOB);                                                   COMPLEX(1)
          POSITIONS WITH                 PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS              TRUSTEE              OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
Dr. Matthew Goldstein (11/10/1941);  Chancellor of the City                   78           Trustee of the Albert Einstein
Trustee since 2003.                  University of New York, since                         School of Medicine
                                     September 1, 1999; President,                         (1998-present); Trustee of
                                     Adelphi University (New York)                         Bronx Lebanon Hospital Center
                                     (1998-1999).                                          (1992-present); Director of
                                                                                           New Plan Excel Realty Trust,
                                                                                           Inc (real estate investment
                                                                                           company) (2000-present);
                                                                                           Director of Lincoln Center
                                                                                           Institute for the Arts in
                                                                                           Education (1999-present);
                                                                                           Director of Jewish Community
                                                                                           Relations Counsel of New York,
                                                                                           Inc (2000-present); Director
                                                                                           of United Way of New York City
                                                                                           (2002-present).

Ann Maynard Gray (08/22/1945);       Vice President of Capital                78           Director of Duke Energy
Trustee (2001)                       Cities/ ABC, Inc.                                     Corporation (1997-Present);
                                     (communications) (1986-1998);                         Director of Elan Corporation,
                                     President of Diversified                              plc (pharmaceuticals)
                                     Publishing Group (1991-1997)                          (2001-Present); Director of
                                                                                           The Phoenix Companies (wealth
                                                                                           management services)
                                                                                           (2002-Present)

Matthew Healey (08/23/1937);         Retired; Chief Executive                 78           None
Trustee and President of the Board   Officer of certain J.P. Morgan
of Trustees (1992)                   Fund trusts (1982-2001)

Robert J. Higgins (10/09/1945);      Director of Administration of            78           Director of Providian
Trustee (2002)                       the State of Rhode Island                             Financial Corp. (banking)
                                     (2003-Present); President -                           (2002-Present)
                                     Consumer Banking and
                                     Investment Services Fleet
                                     Boston Financial (1971-2002)

William G. Morton, Jr.               Formerly Chairman Emeritus               78           Director of Radio Shack
(03/13/1937);Trustee since 2003.     (March 2001-October 2002), and                        Corporation (electronics)
                                     Chairman and Chief Executive                          (1987-present); Director of
                                     Officer, Boston Stock Exchange                        the Griswold Company
                                     (June 1985-March 2001).                               (securities brokerage)
                                                                                           (2002-present); Director of
                                                                                           The National Football
                                                                                           Foundation and College Hall of
                                                                                           Fame (1994-present); Trustee
                                                                                           of the Berklee College of
                                                                                           Music (1998-present); Trustee
                                                                                           of the Stratton Mountain
                                                                                           School (2001-present).

Fergus Reid, III (08/12/1932);       Chairman of Lumelite                     78           Trustee of 16 Morgan Stanley
Trustee and Chairman of the Board    Corporation (plastics                                 Funds (1995-Present)
of Trustees (2001)                   manufacturing) (2003-Present);
                                     Chairman and CEO of Lumelite
                                     Corporation (1985-2002)

James J. Schonbachler (01/26/1943);  Retired; Managing Director of            78           None
Trustee (2001)                       Bankers Trust Company
                                     (financial services)
                                     (1968-1998); Group Head and
                                     Director of Bankers Trust,
                                     A.G., Zurich and BT Brokerage
                                     Corp. (financial services)
                                     (1995-1997)

                                                                          NUMBER OF
                                                                        PORTFOLIOS IN
                                                                             FUND
            NAME (DOB);                                                   COMPLEX(1)
          POSITIONS WITH                 PRINCIPAL OCCUPATIONS           OVERSEEN BY          OTHER DIRECTORSHIPS HELD
         THE FUNDS (SINCE)                DURING PAST 5 YEARS              TRUSTEE              OUTSIDE FUND COMPLEX
-----------------------------------  ------------------------------  --------------------  ------------------------------
INTERESTED TRUSTEE

Leonard M. Spalding, Jr.*            Retired; Chief Executive                 78           None
(07/20/1935); Trustee (2001)         Officer of Chase Mutual Funds
                                     (investment company)
                                     (1989-1998); President & Chief
                                     Executive Officer of Vista
                                     Capital Management (investment
                                     management) (1990-1998); Chief
                                     Investment Executive of Chase
                                     Manhattan Private Bank
                                     (investment management)
                                     (1990-1998)



(1) A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The JPMorgan Fund Complex for which the Trustees serve includes 11 investment companies.
  * Mr. Spalding is deemed to be an "interested person" due to his ownership of J.P. Morgan Chase & Co. stock.




    Each Trustee is elected to serve for an indefinite term. The Trustees decide upon general policies and are responsible for overseeing the Trust's business affairs. The Board of Trustees presently has Audit, Valuation, Investment, and Governance Committees. The members of the Audit Committee are Messrs. Armstrong (Chairman), Eppley, Reid and Higgins. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met four times during the year ended December 31, 2002. The members of the Valuation Committee are Messrs. Healey (Chairman), Spalding, Schonbachler and Armstrong. The function of the Valuation Committee is to oversee the fair value of the Funds' portfolio securities as necessary. The Valuation Committee met once during the year ended December 31, 2002. The members of the Investment Committee are Messrs. Spalding (Chairman) and Healey and Ms. Gray. The function of the Investment Committee is to oversee the Adviser's investment program. The Investment Committee met once during the year ended December 31, 2002. The members of the Governance Committee are
Messrs. Reid (Chairman), Schonbachler, Eppley and Armstrong. The function of the Governance Committee is to nominate trustees for the Board to consider and to address Trustee compensation issues. The Governance Committee will consider nominees recommended by shareholders, but has no procedures in place currently for doing so. The Governance Committee met twice during the year ended
December 31, 2002.



    The following table shows the dollar range of each Trustee's beneficial ownership as of December 31, 2002 in the Funds and each Trustee's aggregate ownership in any funds that the Trustee oversees in the Family of Investment Companies(1):



                                                                                           AGGREGATE OWNERSHIP OF ALL
                                                                                        REGISTERED INVESTMENT COMPANIES
                                                                                        OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                    OWNERSHIP OF THE FUNDS                     INVESTMENT COMPANIES
---------------                           ----------------------------------------  ----------------------------------------
INDEPENDENT TRUSTEES
William J. Armstrong                                        None                                 Over $100,000
Roland R. Eppley, Jr.                                       None                                 Over $100,000
Dr. Matthew Goldstein                                       None                                       0
Ann Maynard Gray                                            None                                $10,001-$50,000
Matthew Healey                                              None                                 Over $100,000
Robert J. Higgins                                           None                                       0
William G. Morton, Jr.                                      None                                       0

                                                                                           AGGREGATE OWNERSHIP OF ALL
                                                                                        REGISTERED INVESTMENT COMPANIES
                                                                                        OVERSEEN BY TRUSTEE IN FAMILY OF
NAME OF TRUSTEE                                    OWNERSHIP OF THE FUNDS                     INVESTMENT COMPANIES
---------------                           ----------------------------------------  ----------------------------------------
Fergus Reid, III                                            None                                 Over $100,000
James J. Schonbachler                                       None                                $50,001-$100,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.                                    None                                 Over $100,000



(1) A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Trustees serve includes 11 investment companies.

    As of December 31, 2002, none of the independent Trustees or their immediate family members owned securities of the Adviser or the Distributor or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or the Distributor.



    Each Trustee is currently paid an annual fee of $120,000 for serving as Trustee of the Funds and the JPMorgan Fund Complex. Each is reimbursed for expenses incurred in connection with service as a Trustee. For his services as Chairman of the Board of Trustees of the JPMorgan Fund Complex, Mr. Reid is paid an additional $130,000. For his services as President of the Board of Trustees of the JPMorgan Fund Complex, Mr. Healey is paid an additional $40,000. The Trustees may hold various other directorships unrelated to the JPMorgan Fund Complex.



    Trustee aggregate compensation paid by the Funds and the JPMorgan Fund Complex for the calendar year ended December 31, 2002 are set forth below:



                               AGGREGATE TRUSTEE COMPENSATION PAID BY THE FUNDS           TOTAL
                           --------------------------------------------------------    COMPENSATION
                                             DISCIPLINED  U.S. EQUITY   U.S. SMALL      PAID FROM
NAME OF TRUSTEES           DIVERSIFIED FUND  EQUITY FUND     FUND      COMPANY FUND   "FUND COMPLEX"
----------------           ----------------  -----------  -----------  ------------  ----------------

INDEPENDENT TRUSTEES
William J. Armstrong            $  668         $1,232         $449        $  559         $120,000
Roland R. Eppley, Jr.              668          1,232          449           559          120,000
Dr. Matthew Goldstein                0              0            0             0                0
Ann Maynard Gray                   668          1,232          449           559          120,000
Matthew Healey                     891          1,642          598           746          160,000
Robert J. Higgins                  376            706          249           321           70,000
William G. Morton, Jr.               0              0            0             0                0
Fergus Reid, III                 1,392          2,566          935         1,165          250,000
James J. Schonbachler              668          1,232          449           559          120,000

INTERESTED TRUSTEE
Leonard M. Spalding, Jr.           668          1,232          449           559          120,000



   The Trustees of the former Chase Vista Funds instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser of certain former Chase Vista Funds and its affiliates (collectively, the "Covered Funds"). Each eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (1) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any Covered Funds, and (2) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee. On February 22, 2001, the Board of Trustees voted to terminate the

Plan and in furtherance of this determination agreed to pay eligible Trustees an amount equal, in the aggregate, to $10.95 million, of which $5.3 million had been previously accrued by the Covered Funds. The remaining $5.65 million was reimbursed by JPMorgan Chase Bank or one of its predecessors.
Messrs. Armstrong, Eppley, Reid and Spalding received $1,027,673, $800,600, $2,249,437 and $463,798, respectively, in connection with the termination. Each nominee has elected to defer receipt of such amount pursuant to the Deferred Compensation Plan for Eligible Trustees.



    The Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid and Spalding are the only Trustees who have elected to defer compensation under such plan.



    The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.



                                    OFFICERS



    The Funds' executive officers (listed below), other than the officers who are employees of the Adviser or one of its affiliates, are provided and compensated by J.P. Morgan Fund Distributors, Inc. a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Funds. The officers hold office until a successor has been elected and duly qualified. The Funds have no employees.



    The names of the officers of the Funds, together with their DOB, information regarding their positions held with the Funds and principal occupations are shown below. The contact address for each of the officers unless otherwise noted is 522 Fifth Avenue, New York, NY 10036.



            NAME (DOB),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
George Gatch (12/21/1962),           Managing Director, J.P. Morgan
President (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     J.P. Morgan Fleming's U.S.
                                     Mutual Funds and Financial
                                     Intermediaries Business
                                     ("FFI"); he has held numerous
                                     positions throughout the firm
                                     in business management,
                                     marketing and sales.

David Wezdenko (10/02/1963),         Managing Director, J.P. Morgan
Treasurer (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Chief
                                     Operating Officer for FFI;
                                     since joining J.P. Morgan
                                     Chase in 1996, he has held
                                     numerous financial and
                                     operations related positions
                                     supporting the J.P. Morgan
                                     pooling funds business.

            NAME (DOB),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
Sharon Weinberg (06/15/1959),        Managing Director, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Head of
                                     Business and Product Strategy
                                     for FFI; since joining J.P.
                                     Morgan Chase in 1996, she has
                                     held numerous positions
                                     throughout the asset
                                     management business in mutual
                                     funds marketing, legal and
                                     product development.

Stephen Ungerman (06/02/1953),       Vice President, J.P. Morgan
Vice President and Assistant         Investment Management Inc. and
Treasurer (2001)                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Business Head for Vehicle
                                     Services Group within Fund
                                     Administration; prior to
                                     joining J.P. Morgan Chase in
                                     2000, he held a number of
                                     senior management positions in
                                     Prudential Insurance Co. of
                                     America's asset management
                                     business, including Associate
                                     General Counsel, Tax Director
                                     and Co-head of Fund
                                     Administration Department; Mr.
                                     Ungerman was also the
                                     Assistant Treasurer of all
                                     mutual funds managed by
                                     Prudential.

Judy R. Bartlett (05/29/1965),       Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2000; from August
                                     1998 through August 2000, she
                                     was an attorney at New York
                                     Life Insurance Company where
                                     she served as Assistant
                                     Secretary for the Mainstay
                                     Funds; from October 1995
                                     through July 1998, Ms.
                                     Bartlett was an associate at
                                     the law firm of Willkie Farr &
                                     Gallagher.

Joseph J. Bertini (11/04/1965),      Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2001)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.

Wayne H. Chan (06/27/1965),          Vice President and Assistant
Vice President and Assistant         General Counsel, J.P. Morgan
Secretary (2003)                     Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc., since
                                     September 2002; prior to
                                     joining J.P. Morgan Chase &
                                     Co., Mr. Chan was an associate
                                     at the law firm of Shearman &
                                     Sterling from May 2001 through
                                     September 2002; Swidler Berlin
                                     Shereff Friedman LLP from June
                                     1999 through May 2001 and
                                     Whitman Breed Abbott & Morgan
                                     LLP from September 1997
                                     through May 1999.

Thomas J. Smith (06/24/1955),        Managing Director, Head of
Vice President and Assistant         Compliance for J.P. Morgan
Secretary (2002)                     Chase & Co.'s asset management
                                     business in the Americas. An
                                     employee since 1996, he
                                     previously worked in the
                                     Investment Management -- Risk
                                     Management/Compliance group
                                     for the Chase Manhattan
                                     Corporation.

Paul M. DeRusso (12/03/1954),        Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Manager
                                     of the Budgeting and Expense
                                     Group of Funds Administration
                                     Group.

Lai Ming Fung (09/08/1974),          Associate, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.;
                                     Budgeting and Expense Analyst
                                     for the Funds Administration
                                     Group. From October 1996 to
                                     March 1999 she was Section
                                     Head in the Fund Account Group
                                     at Morgan Stanley Dean Witter.

Mary Squires (01/08/1955),           Vice President, J.P. Morgan
Assistant Treasurer (2001)           Investment Management Inc. and
                                     J.P. Morgan Fleming Asset
                                     Management (USA) Inc.; Ms.
                                     Squires has held numerous
                                     financial and operations
                                     positions supporting the J.P.
                                     Morgan Chase organization
                                     complex.

Nimish S. Bhatt (06/06/1963),        Senior Vice President of Fund
Assistant Treasurer (2001)*          Administration and Financial
                                     Services of BISYS Investment
                                     Services, Inc., since November
                                     2000; various positions held
                                     within BISYS since 1996,
                                     including Senior Vice
                                     President of Tax, Quality
                                     Assurance and Alternative
                                     Investments.

            NAME (DOB),
        POSITIONS HELD WITH              PRINCIPAL OCCUPATIONS
         THE FUNDS (SINCE)                DURING PAST 5 YEARS
-----------------------------------  ------------------------------
Arthur A. Jensen (09/28/1966),       Vice President of Financial
Assistant Treasurer (2001)*          Services of BISYS Investment
                                     Services, Inc., since June
                                     2001; formerly Section Manager
                                     at Northern Trust Company and
                                     Accounting Supervisor at
                                     Allstate Insurance Company.

Martin R. Dean (11/27/1963),         Vice President of Compliance
Assistant Treasurer (2001)*          of BISYS Investment Services,
                                     Inc.

Alaina Metz (04/07/1967),            Vice President of BISYS
Assistant Secretary (2001)*          Investment Services, Inc.;
                                     formerly, Chief Administrative
                                     Officer Supervisor - Blue Sky
                                     Compliance for BISYS Fund
                                     Services, Inc.

Lisa Hurley (05/29/1955),            Executive Vice President and
Assistant Secretary (2001)**         General Counsel of BISYS
                                     Investment Services, Inc.;
                                     formerly Counsel to Moore
                                     Capital Management and General
                                     Counsel to Global Asset
                                     Management.

Ryan M. Louvar (02/18/1972),         Counsel of Legal Services,
Assistant Secretary (2003)***        BISYS Investment Services,
                                     Inc. since 2000; formerly
                                     Attorney at Hill, Farrer &
                                     Burrill LLP from 1999 to 2000
                                     and Knapp Petersen & Clarke,
                                     PC from 1997 to 1999.



  *  The contact address for the officer is 3435 Stelzer Road, Columbus, OH
     43219.
 ** The contact address for the officer is 90 Park Avenue, New York, NY 10016. *** The contact address for the officer is 60 State Street, Suite 1300, Boston,
     MA 02109.




    As of April 1, 2003, the Officers and Trustees as a group owned less than 1% of the shares of any class of each Fund.


                                CODES OF ETHICS


    The Fund, the Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these codes permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the Funds. Such purchases, however, are subject to procedures reasonably necessary to prevent Access Persons from engaging in any unlawful conduct set forth in Rule 17j-1.


                               INVESTMENT ADVISER


    The Trust has retained JPMIM as investment adviser to provide investment advice and portfolio management services to the Funds. Subject to the supervision of the Funds' Trustees, the Adviser makes each Fund's day-to-day investment decisions, arranges for the execution of Fund transactions and generally manages the Funds' investments. JPMIM, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("J.P. Morgan Chase"), is a registered investment adviser under the 1940 Act, as amended. JPMIM manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies.



    J.P. Morgan Chase, through the Adviser and other subsidiaries, acts as investment adviser to individuals, governments, corporations, employee benefit plans, mutual funds and other institutional investors. J.P. Morgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. incorporated with and into The Chase Manhattan Corporation. J.P. Morgan Chase, together with its predecessor, has been in the banking and investment advisory business for over a century.



    The investment advisory services the Adviser provides to the Funds are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser serves as investment adviser to personal investors and other investment companies and acts as fiduciary for trusts, estates and employee benefit plans. Certain of the assets of trusts and estates under management are invested in common trust funds for which the Adviser serves as trustee. The accounts which are managed or advised by the Adviser have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those which are expected to constitute the principal investments of the Funds. Such accounts are supervised by employees of the Adviser who may also be acting in similar capacities for the Funds. See "Portfolio Transactions."

    The Funds are managed by employees of the Adviser who, in acting for their customers, including the Funds, do not discuss their investment decisions with any personnel of J.P. Morgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of J.P. Morgan Chase which execute transactions on behalf of the Funds.



    As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, each Fund has agreed to pay the Adviser an advisory fee, which is computed daily and may be paid monthly, equal to the annual rates of each Fund's average daily net assets as shown below:



    Diversified Fund                                0.55%
    Disciplined Equity Fund                         0.25%
    U.S. Equity Fund                                0.40%
    U.S. Small Company Fund                         0.60%



    The table below sets forth for each Fund listed the advisory fees paid or accrued (amounts in thousands) by each Fund's corresponding Portfolio through September 9, 2001 (the despoking of the "master-feeder" structure), and each Fund paid or accrued such fees after the date to JPMIM, and JPMorgan Chase Bank or its predecessor (the amounts voluntarily waived are in parentheses):



                                                 FISCAL YEARS ENDED     PRIOR FISCAL YEAR-END     FISCAL YEAR
                                              ------------------------         THROUGH               ENDED
                                               2000         2001              12/31/01^            12/31/02
                                              -------  ---------------  ----------------------  ---------------
                                               PAID/    PAID/             PAID/                  PAID/
FUND (PRIOR FISCAL YEAR-END)                  ACCRUED  ACCRUED  WAIVED   ACCRUED      WAIVED    ACCRUED  WAIVED
----------------------------                  -------  -------  ------  ----------  ----------  -------  ------
Diversified Fund (June 30)                    $5,129   $5,400       NA    $1,440      $   --    $3,327   $(173)
Disciplined Equity Fund (May 31)               5,016    5,476       NA     1,315          --     3,973     (53)
U.S. Equity Fund (May 31)                      2,749    2,219       NA       636          --     1,634      --
U.S. Small Company Fund (May 31)               3,871    4,306       NA     1,045          --     3,058      --



  ^  The Funds changed their fiscal year-end to December 31.

    The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. For each Fund, the Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Fund's Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days written notice to the Adviser and by the Adviser on 90 days written notice to the Fund. See "Investment Restrictions."


                BOARD REVIEW OF INVESTMENT ADVISORY ARRANGEMENTS

    The Funds' Board of Trustees, including the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement or its affiliates, has approved the Investment Advisory Agreement for each Fund.


    As part of its review of the investment advisory arrangements for the Funds, the Board of Trustees has requested that the Adviser prepare on a regular basis information regarding the performance of the Funds, their performance against the Funds' peers and benchmarks and analyses by the Adviser of the Funds' performance. The members of the Adviser's investment staff meet with the Board of Trustees to discuss this information and their intentions with regard to the management of the Funds. The Adviser also periodically provides comparative information regarding the Funds' expense ratios and those of the peer groups. In addition, in preparation for its annual approval meeting, the Board of Trustees requests and reviews, with the assistance of its legal counsel, materials from the Adviser regarding comparative fees, expenses, performance and profitability information pertaining to the relationship of the Adviser and the Funds.

    In approving the Investment Advisory Agreement, the Board of Trustees of the Funds considered the nature, quality and scope of the operations and services provided by the Adviser to each Fund, including their knowledge of the Adviser's investment staff and executive personnel and the overall reputation and capabilities of the Adviser and its affiliates. The Board of Trustees also considered comparative fee information concerning other investment companies with similar investment objectives and policies. The Funds' Board of Trustees compared the terms of each Fund's advisory arrangements and similar arrangements by other investment companies, particularly with regard to levels of advisory fees relative to its peer group. The Board also examined the benefits to the Adviser and its affiliates of their relationship with each Fund. Specifically, the Board analyzed the benefits that accrued to the Adviser and its affiliates as a result of the fact that affiliates of the Adviser act as custodian, administrator and shareholder servicing agent for each Fund, and receive fees from each Fund for acting in such capacities. The Board of Trustees also analyzed the information provided by the Adviser regarding the profitability to the Adviser of its relationship with the Funds. Profitability information is not audited and represents the Adviser's determination of its and its affiliates' revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. In addition, the Board compared overall expense ratios (both pre- and post-expense reimbursement by the Adviser) for each Fund relative to its peer group. The Board of Trustees also considered the performance of the Funds and the intention of the Adviser with regard to management of the Funds, including the commitment of the Adviser to provide high quality services to the Funds, whether there were any conditions likely to affect the ability of the Adviser to provide such services, and its ability to retain and attract qualified personnel to manage each Fund.


    In reaching their decision to approve the investment advisory arrangements, the Board of Trustees did not identify any single factor as being of paramount importance. Based on its evaluation of the information reviewed and after due consideration, the Board of Trustees of each Fund concluded that the current Investment Advisory Agreement enabled the Fund to obtain high-quality services at costs that it deemed appropriate and reasonable and that approval of the agreement was in the best interest of each Fund and its shareholders.

                                  DISTRIBUTOR


    J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive Distributor and holds itself available to receive purchase orders for each of the Funds' shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of each of the Funds' shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated
April 10, 2001, the Distributor receives no compensation in its capacity as the Trust's distributor. The Distributor is a wholly owned, indirect subsidiary of The BISYS Group, Inc.



    The Distribution Agreement shall continue in effect with respect to each of the Funds for a period of two years after execution and from year to year thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Funds' outstanding shares or (ii) by a vote of a majority of the Trustees of the Trust and a vote of the Trustees who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, including a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of the holders of a majority of each Funds' outstanding shares as defined under "Investment Restrictions," in any case without payment of any penalty on 60 days written notice to the other party. The principal office of the Distributor is located at 522 Fifth Avenue, New York, NY 10036.



                      ADMINISTRATOR AND SUB-ADMINISTRATOR



    Pursuant to an Administration Agreement (the "Administration Agreement"), JPMorgan Chase Bank is the administrator of the Funds. JPMorgan Chase Bank provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. JPMorgan Chase Bank, in its capacity as administrator, does not have any responsibility or authority for the management of the Funds, the determination of investment policy or for any matter pertaining to the distribution of Funds shares. JPMorgan Chase Bank was formed on November 10, 2001 from the merger of The Chase Manhattan Bank and Morgan Guaranty Trust Company of New York.



    Under the Administration Agreement, JPMorgan Chase Bank is permitted to render administrative services to others. The Administration Agreement will continue in effect for two years and from year to year thereafter with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act), or by vote of a majority of such Fund's outstanding voting securities and by such vote of the Trustees. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by JPMorgan Chase Bank on 60 days written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that absent willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of its duties under the Administration Agreement on the part of JPMorgan Chase Bank or its directors, officers or employees, the Trust shall indemnify JPMorgan Chase Bank against any claims that JPMorgan Chase Bank may incur based on any omissions in connection with services rendered to the Trust or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.



    In consideration of the services provided by JPMorgan Chase Bank pursuant to the Administration Agreement, JPMorgan Chase Bank receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of the average daily net assets of all non-money market funds in the JPMorgan Funds Complex plus 0.075% of the average daily net assets over $25 billion. JPMorgan Chase Bank may voluntarily waive a portion of the fees payable to it with respect to each Fund. JPMorgan Chase Bank may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as each Fund's sub-administrator.



    Prior to September 10, 2001 and pursuant to an administration agreement effective July 1, 2001 with Trust, on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as the Funds' administrator. For its services under this agreement, the administrator received from each Fund and Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of average daily net assets plus 0.04% of average daily net assets over $7 billion.



    Prior to July 1, 2001 and pursuant to a co-administration agreement with the Trust, on behalf of the Funds and their corresponding Portfolios, dated
August 1, 1996, Funds Distributor, Inc. ("FDI") served as co-administrator for the Funds and their corresponding Portfolios. For its services under the co-administration agreement, the Funds and their corresponding Portfolios agreed to pay FDI fees equal to their allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to each Fund and its corresponding Portfolio was based on the ratio of its net assets to the aggregate net assets of the Trust and certain other investment companies subject to similar agreements with FDI.



    Prior to July 1, 2001 and pursuant to an administrative services agreement with the Trust, on behalf of its Funds, a predecessor to JPMorgan Chase Bank served as the Fund's administrative services agent. For its services under this agreement, the administrative services agent received from each Fund and corresponding Portfolio an allocable share of a complex-wide charge of 0.09% of the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by each Fund was determined by the proportionate share that its net assets bear to the total net assets of the Trust and certain other Funds with similar arrangements.

    The table below sets forth the administration, administrative services and co-administration fees paid or accrued by the Funds (the amounts voluntarily waived are in parentheses) for the fiscal periods indicated (amounts in thousands):



                               FISCAL YEAR           FISCAL YEAR          FISCAL PERIOD          FISCAL YEAR
                                  ENDED                 ENDED            07/01/01 THROUGH           ENDED
                                 06/30/00              06/30/01              12/31/01              12/31/02
                           --------------------  --------------------  --------------------  --------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED
                           ------------  ------  ------------  ------  ------------  ------  ------------  ------
Diversified Fund              $7,858      $ --      $6,293      $ --       $418      $(393)      $907      $(807)
The Diversified Portfolio      8,873        --       5,502        --         --         --        N/A        N/A



                               FISCAL YEAR           FISCAL YEAR          FISCAL PERIOD            FISCAL YEAR
                                  ENDED                 ENDED            06/01/01 THROUGH             ENDED
                                 05/31/00              05/31/01              12/31/01               12/31/02
                           --------------------  --------------------  --------------------  -----------------------
                           PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED  WAIVED  PAID/ACCRUED   WAIVED
                           ------------  ------  ------------  ------  ------------  ------  ------------  ---------
Disciplined Equity Fund      $17,016      $ --     $14,402      $ --       $641      $(338)     $1,703      $(1,140)
The Disciplined Equity
  Portfolio                   13,826        --       8,977        --         84         --         N/A          N/A
U.S. Equity Fund               3,434        --       2,007        --        248       (138)        613         (450)
The U.S. Equity Portfolio      6,803        --       3,186        --         28         --         N/A          N/A
U.S. Small Company Fund        4,988        --       4,141        --        287       (105)        764          264
The U.S. Small Company
  Portfolio                    6,159        --       4,099        --         43         --         N/A          N/A


                               DISTRIBUTION PLAN


    The Trust has adopted a plan of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of its Class A, B and C shares of the Funds, which provides that each of such classes shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the relevant Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sale purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each such class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds. Anticipated benefits to the Funds that may result from the adoption of the distribution plan are economic advantages achieved through economies of scale and enhanced viability if the Funds accumulate a critical mass.



    Class A shares pay a Distribution Fee of 0.25% of average daily net assets and Class B and Class C shares pay a Distribution Fee of 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B and Class C shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.


    No class of shares of a Fund will make payments or be liable for any distribution expenses incurred by other classes of shares of such Fund.


    Some payments under the Distribution Plan may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average daily net asset value of Class A shares, 0.75% annualized of the average daily net asset value of Class B shares or 0.75% annualized of the average daily net asset value of Class C shares maintained in a Fund by such broker-dealers' customers. Since the Distribution Fee is not directly tied to expenses, the amount of Distribution Fee paid by a class of a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of the Class B and Class C shares. However, the shares are not liable for any distribution expense incurred in excess of the Distribution Fee paid.


    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees").


    The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to a particular Fund by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act and rules thereunder). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to the Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.



    Expenses paid by the Distributor relating to the distribution of applicable Fund shares during the fiscal year ended December 31, 2002 were as follows (in thousands):



                                          FISCAL YEAR ENDED 12/31/02
                                          --------------------------
                                           DISCIPLINED   U.S. EQUITY
                                           EQUITY FUND      FUND
                                          -------------  -----------
Advertising and sales literature             $   50         $  1
Printing, production and mailing of
  prospectuses and shareholder reports
  to other than current shareholders            200          106
Compensation to dealers                         110           47
Compensation to sales personnel                 199            5
B share financing charges                     2,070           99
Equipment, supplies and other indirect
  distribution-related expenses                  89            3


                                   CUSTODIAN


    Pursuant to the Global Custody Agreement with JPMorgan Chase Bank, 3 Chase MetroTech Center, Brooklyn, NY 11245, dated September 7, 2001, JPMorgan Chase Bank serves as the Funds' custodian and fund accounting agent and is responsible for holding portfolio securities and cash and maintaining the books of account and records of portfolio transactions. JPMorgan Chase Bank is an affiliate of the Adviser.



    For fund accounting services, the Funds pay to JPMorgan Chase Bank the higher of (a) each Fund's pro rata share of an annual complex-wide charge on the average daily net assets of all U.S. equity funds of 0.012% of the first
$10 billion, 0.005% on the next $10 billion, 0.004% on the next $10 billion and

0.0025% for such assets over $30 billion, or (b) the applicable per account minimum charge. The minimum total annual fund accounting charge per U.S. equity fund is $20,000.


    In addition there is a $10,000 annual charge per share class and a $6,000 annual charge per manager for multi-managed accounts.

    For custodian services, each Fund pays to JPMorgan Chase Bank fees of between 0.001% and 0.6% of assets under management (depending on the foreign domicile in which the asset is held), calculated monthly in arrears, for safekeeping and fees between $7.50 and $150 for securities trades (depending on the foreign domicile in which the trade is settled).

    JPMorgan Chase Bank is also reimbursed for its reasonable out-of-pocket or incidental expenses, including, but not limited to, legal fees.

                                 TRANSFER AGENT


    DST Systems, Inc. ("DST" or "Transfer Agent") serves as each Fund's transfer agent and dividend disbursing agent. As transfer agent and dividend disbursing agent, DST is responsible for maintaining account records detailing the ownership of Fund shares and for crediting income, capital gains and other changes in share ownership to shareholder accounts. DST's address is 210 West 10th Street, Kansas City, MO 64105.



                             SHAREHOLDER SERVICING



    The Trust on behalf of each of the Funds has entered into a Shareholder Servicing Agreement which among other things, provides that the Trust on behalf of each of the Funds may obtain the services of one or more Shareholder Servicing Agents including JPMorgan Chase Bank. Under the agreements the Shareholder Servicing Agents are responsible for performing shareholder account, administrative and servicing functions, which include but are not limited to, answering inquiries regarding account status and history, the manner in which purchases and redemptions of Fund shares may be effected, and certain other matters pertaining to a Fund; assisting customers in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records, transmitting or assisting in processing purchase and redemption orders and arranging for the wiring or other transfer of funds to and from customer accounts in connection with orders to purchase or redeem Fund shares; verifying purchase and redemption orders, transfers among and changes in accounts; informing the Distributor of the gross amount of purchase orders for Fund shares; providing other related services; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishing (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Funds; receiving and transmitting to the Funds proxies executed by shareholders with respect to meetings of shareholders of the Funds; and providing such other related services as the Funds or a shareholder may request. Shareholder Servicing Agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with parties for the provision of shareholder support services.



    Under the Shareholder Servicing Agreement, each Fund has agreed to pay JPMorgan Chase Bank for these services a fee at the following annual rates (expressed as a percentage of the average daily net asset values of Fund shares owned by or for shareholders). JPMorgan Chase Bank may voluntarily agree from time to time to waive a portion of the fees payable to it under the Shareholder Servicing Agreement with respect to each Fund on a month-to-month basis.



Select Class, Class A, Class B and Class C
  Shares..........................................   0.25%
Institutional Class Shares........................   0.10%
Ultra Shares......................................   0.05%

    The table below sets forth for each Fund listed the shareholder servicing fees paid or accrued (amounts in thousands) for the fiscal periods indicated (the amounts voluntarily waived are in parentheses):



                                                  PRIOR FISCAL YEAR-END    FISCAL YEAR
                              FISCAL YEARS ENDED         THROUGH              ENDED
                              ------------------        12/31/01*            12/31/02
                                2000      2001    ---------------------  ----------------
                               PAID/     PAID/      PAID/                 PAID/
FUND (PRIOR FISCAL YEAR-END)  ACCRUED   ACCRUED    ACCRUED     WAIVED    ACCRUED  WAIVED
----------------------------  --------  --------  ---------  ----------  -------  -------
Diversified Fund (June 30)
    Institutional Class
      Shares                   $  629    $  626     $264       $(158)    $  302   $  (297)
    Select Class Shares            --        --      256          --        756        --
Disciplined Equity Fund (May
  31)
    Class A Shares                 --        --       --          --          5        (4)
    Class B Shares                 --        --       --          --          1        --
    Institutional Class
      Shares                    1,284     1,415      665        (339)     1,040    (1,024)
    Select Class Shares            --        --       93          --        233        (8)
U.S. Equity Fund (May 31)
    Class A Shares                 --        --       41         (33)        95       (83)
    Class B Shares                 --        --       15          --         36        (3)
    Class C Shares                 --        --        1          --          2        --
    Institutional Class
      Shares                      267       197       74          --         82        (8)
    Select Class Shares            --        --      254          --        683       (78)
U.S. Small Company Fund (May
  31)
    Institutional Class
      Shares                       --        --      202         (19)       263      (126)
    Select Class Shares           394       408      196          --        616       (89)



  *  The Funds changed their fiscal year-end to December 31.

    Shareholder Servicing Agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for the services as Shareholder Servicing Agents.



    For shareholders that bank with JPMorgan Chase Bank, JPMorgan Chase Bank may aggregate investments in the JPMorgan Funds with balances held in JPMorgan Chase Bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. JPMorgan Chase Bank and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related in investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.



    JPMorgan Chase Bank and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Funds or from other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by the customer of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Funds or to its shareholders, since it will be paid by JPMorgan Chase Bank and/or the Distributor.



    JPMorgan Chase Bank, JPMorgan Funds and their affiliates, agents and subagents may exchange among themselves and other certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.


                            FINANCIAL PROFESSIONALS

    The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as JPMorgan Chase Bank or the financial professional's clients may reasonably request and agree upon with the financial professional.

    Financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals, but in all cases will be retained by the financial professional and not be remitted to the Funds or JPMorgan Chase Bank.


    Each Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.


                            INDEPENDENT ACCOUNTANTS


    The independent accountant of the Trust and the Funds is PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts annual audits of the financial statements of each of the Funds, assists in the preparation and/or review of each Fund's federal and state income tax returns and consults with the Funds as to matters of accounting and federal and state income taxation.



                      PURCHASES, REDEMPTIONS AND EXCHANGES



    The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. If an investor's account balance falls below the minimum for 30 days as a result of selling shares (and not because of performance), each Fund reserves the right to request that the investor buys more shares or close the investor's account. If the investor's account balance is still below the minimum 60 days after notification, the Fund reserves the right to close out such account and send the proceeds to the address of record. DST may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by DST. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in
Section 6 of the account application. The telephone exchange privilege is not available if an investor was issued certificates for shares that remain outstanding.



    An investor may buy shares in a Fund: (i) through an investment representative or a financial services firm; (ii) through the Distributor by calling the JPMorgan Funds Service Center or JPMorgan Institutional Funds Service Center, as applicable; or (iii) for the purchase of Class A, B or C shares, an investor may also buy through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, and confirmation that the account registration and address given by such person match those on record, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.


    The Funds may, at their own option, accept securities in payment for shares. The securities delivered in such a transaction are valued by the method described in "Net Asset Value" as of the day a Fund receives the securities. This is a taxable transaction to the shareholder. Securities may be accepted in payment for shares only if they are, in the judgment of the Adviser, appropriate investments for a Fund. In addition, securities accepted in payment for shares must: (i) meet the investment objective and policies of the acquiring Fund; (ii) be acquired by the Fund for investment and not for resale; (iii) be liquid securities which are not restricted as to transfer either by law or liquidity of market; and (iv) if stock, have a value which is readily ascertainable as evidenced by a listing on a stock exchange, OTC market or by readily available market quotations from a dealer in such securities. The Funds reserve the right to accept or reject at their own option any and all securities offered in payment for its shares.


    Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 under the 1940 Act committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).



    The Trust, on behalf of the Funds, reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption as follows:
(i) for up to seven days, (ii) during periods when the New York Stock Exchange
(NYSE) is closed for other than weekends and holidays or when trading thereon is restricted as determined by the SEC by rule or regulation, (iii) during periods in which an emergency, as determined by the SEC, exists that causes disposal by a Fund of, or evaluation of the net asset value of, its portfolio securities to be unreasonable or impracticable, or (iv) for such other periods as the SEC may permit.



    Each investor may add to or reduce its investment in a Fund on each day that the NYSE is open for business. Once each such day, based upon prices determined as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time; however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of such Fund by the percentage representing that investor's share of the aggregate beneficial interests in such Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the NYSE is open for trading.



    The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of the investor's purchase. The Fund receives the NAV. The sales charge is allocated between the investor's broker-dealer and the Distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to the investor's broker-dealer.

    The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

    There is no initial sales charge on purchases of Class A shares of $1 million or more.


    At times the Distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of a Fund may be deemed to be underwriters under the 1933 Act.



    The Distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Distributor may withhold such payments with respect to short-term investments.



    If shares are redeemed within 12 months of the purchase date, broker-dealers that have received the commissions described above will be required to reimburse the Distributor: (i) 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for up to 6 months or (ii) 0.75% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption if the shares are held for 6 to 12 months.



    The Distributor may also pay broker-dealers a commission of up to 1.00% of net sales on sales of Class A shares of less than $1 million to certain defined contribution plans. If such defined contribution plan redeems all of the shares that it owns on behalf of participants within 12 months of the purchase date, then the broker-dealers that have received these commissions will be required to reimburse the Distributor up to 1.00% of the lower of the cost of the shares being redeemed or their NAV at the time of redemption.



    Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the JPMorgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received with the prior 90 days from non-JPMorgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent sales charge.



    Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other JPMorgan Funds (or if a fund has only one class, shares of such fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.



    The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.


    Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quantity Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.

    An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

    A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a fund has only one class and is subject to an initial sales charge, shares of such fund) purchased thereafter.


    No initial sales charge will apply to the purchase of a Fund's Class A shares, if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the former Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.


    Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

    Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

    Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Distributor or the JPMorgan Funds Service Center.



    A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Distributor and Transfer Agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.



    Shareholders of record of any former Chase Vista Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any former Chase Vista Fund, provided there is no change in account registration.



    REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of a Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of a redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value. Class B and Class C shareholders who have redeemed their shares and paid a CDSC with respect to such redemption may purchase Class A shares with no initial sales charge (not in excess of the redemption) if the purchase occurs within 90 days of the redemption of the Class B and Class C shares.



    EXCHANGE PRIVILEGE. Shareholders may exchange their shares in a Fund for shares of the same class in any other JPMorgan Fund that offers such share class. The shareholder will not pay a sales charge for such exchange. The Funds reserve the right to limit the number of exchanges or to refuse an exchange. The Funds may charge an administrative fee of $5 for each exchange if an investor makes more than 10 exchanges in a year or three in a quarter. JPMorgan Chase may discontinue this exchange privilege at any time.



    Under the exchange privilege, shares may be exchanged for shares of the same class of another fund only if shares of the fund exchanged into are permitted to be offered and sold where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.



    The Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.



    The CDSC for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the CDSC will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a minimum required distribution from an IRA, Keogh or custodial account under section 403(b) of the Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Code through an established systematic redemption plan; (iv) a redemption resulting from an over-contribution to an IRA;
(v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. The CDSC, however, will not be waived if a deferred contribution plan redeems all of the shares that it owns on behalf of participants prior to the expiration of the CDSC Period, as defined below.



    Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996 will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996 will be effected at the relative NAVs per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. If the purchase of Class A shares occurs within 90 days of the redemption of the Class B (or Class C) shares, there is no initial sales charge (not in excess of the redemption). At the time of the conversion, the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


    A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

    The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

    Investors may incur a fee if they effect transactions through a broker or agent.

                          DIVIDENDS AND DISTRIBUTIONS


    Each Fund declares and pays dividends and distributions as described under "Distributions and Taxes" in the Prospectuses. Dividends paid on Class A,
Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.



    Dividends and capital gains distributions paid by a Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at JPMorgan Chase Bank or at his or her financial professional or, in the case of certain JPMorgan Chase Bank customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.


    If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                                NET ASSET VALUE


    Each Fund computes its NAV once daily Monday through Friday at the time indicated in the Prospectuses. The NAV will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which NAV is determined are the Funds' business days.



    The NAV of each class of a Fund is equal to the value of such class' pro rata portion of the Fund's investments less the class' pro rata portion of the Fund's liabilities. The following is a discussion of the procedures used by the Funds in valuing their assets.



    The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ"), is based on the last sale price on the exchange on which a security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange. For foreign listed shares, if there has been no sale on the primary exchange on the valuation date, and the average of the bid and asked quotations on the exchange is less than or equal to the last sale price of the local shares, on the valuation date the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g., there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange or the spread between bid and asked quotations is greater than 10% of the bid price, or the last quoted sale for local shares is less than or equal to the mean of bid and asked quotations for the foreign listed shares), the value of the security shall be the last sale price on the primary exchange up to five days prior to the valuation date unless, in the judgment of the Adviser, material events or conditions since such last sale necessitate fair valuation of the security. The value of National Market System equity securities quoted by The Nasdaq Stock Market, Inc. shall generally be the Nasdaq Official Closing Price. With respect to securities otherwise traded in the OTC market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating NAVs all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the prevailing currency exchange rate on the valuation date.



    Options on stock indices traded on national securities exchanges are valued at their last sales price as of the close of options trading on such exchanges, which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges, which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of each Fund's NAV.



    Fixed-income securities with a maturity of 60 days or more are generally valued using market quotations generally readily available from and supplied daily by third party pricing services or brokers of comparable securities. If such prices are not supplied by the Funds' independent pricing services, such securities are priced in accordance with fair value procedures adopted by the Trustees. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Fixed income securities with a remaining maturity of less than 60 days will be valued using the amortized cost method.



    Listed options on debt securities traded on U.S. option exchanges shall be valued at their closing price on such exchanges. Futures on debt securities and related options traded on commodities exchanges shall be valued at their closing price as of the close of such commodities exchanges, which is currently
4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges shall be valued at the last sale or close price available prior to the calculation of each Fund's NAV. Non-listed OTC options and swaps shall be valued at the closing price provided by a counterparty or third party broker.

    Securities or other assets for which market quotations are not readily available (including certain illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees.


    Trading in securities on most foreign markets is normally completed before the close of trading in U.S. markets and may also take place on days on which the U.S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's NAV is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.


                                PERFORMANCE DATA


    From time to time, the Funds may quote performance in terms of yield, actual distributions of average annual total returns before and after taxes or capital appreciation in reports, sales literature and advertisements published by the Funds. Shareholders may obtain current performance information by calling the number provided on the cover page of this SAI. See also the Prospectuses.



    A Fund may provide periodic and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable CDSC imposed on a total redemption of shares held for the period. One-, five- and ten-year periods will be shown, unless the class has been in existence for a shorter period.



    Average annual total returns are calculated according to the following formulas:


       Average annual total returns (before taxes):
             P (1 + T)TO THE POWER OF n = ERV

       Average annual total returns (after taxes on distributions):
             P (1 + T)TO THE POWER OF n = ATV SUB D

       Average annual total returns (after taxes on distributions and sale of Fund shares)
             P (1 + T)TO THE POWER OF n = ATV SUB DR

Where:  P             =      a hypothetical initial payment of $1,000.
        T             =      average annual total return (before taxes, after taxes on
                             distributions, or after taxes on distributions and sale of Fund shares, as applicable).
        n             =      number of years
        ERV           =      ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).
        ATV SUB D     =      ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemption.
        ATV SUB DR    =      ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions and redemption.


    The tax rate used for calculating after-tax performance is the maximum (marginal) rate of 38.6%.

      AVERAGE ANNUAL TOTAL RETURNS AS OF THE FISCAL PERIOD ENDED 12/31/02* (INCLUDING SALES CHARGES AS SET FORTH IN THE APPLICABLE PROSPECTUS)



                                                                       SINCE       DATE OF
                               1 YEAR         5 YEARS     10 YEARS  INCEPTION**  INCEPTION**
                           --------------  -------------  --------  -----------  -----------
Diversified Fund                                                                    9/10/93
    Institutional
      Class -- before
      taxes                        -13.00          1.34                  6.93
    Institutional
      Class -- after
      taxes on
      distribution                 -13.75         -0.29                  4.79
    Institutional
      Class -- after
      taxes on
      distribution and
      sale of Fund shares           -7.97          0.53                  4.81
    Select Class --
      before taxes                 -13.22          1.05                  6.58
    Select Class -- after
      taxes on
      distribution                 -13.89         -0.39                  4.87
    Select Class -- after
      taxes on
      distribution and
      sale of Fund shares           -8.11          0.29                  4.69
Disciplined Equity Fund                                                              1/3/97
    Institutional
      Class -- before
      taxes                        -24.76         -1.50                  3.44
    Institutional
      Class -- after
      taxes on
      distribution                 -25.10         -2.41                  2.53
    Institutional
      Class -- after
      taxes on
      distribution and
      sale of Fund shares          -15.19         -1.43                  2.53
    Select Class --
      before taxes                 -24.98         -1.81                  3.17
    Select Class -- after
      taxes on
      distribution                 -25.24         -2.32                  2.61
    Select Class -- after
      taxes on
      distribution and
      sale of Fund shares          -15.33         -1.58                  2.39
    Class A -- before
      taxes                        -29.36         -3.00                  2.12
    Class A -- after
      taxes on
      distribution                 -29.56         -3.50                  1.58
    Class A -- after
      taxes on
      distribution and
      sale of Fund shares          -18.02         -2.51                  1.54
    Class B -- before
      taxes                        -29.17         -2.31                  2.89
    Class B -- after
      taxes on
      distribution                 -29.28         -2.79                  2.37
    Class B -- after
      taxes on
      distribution and
      sale of Fund shares          -17.90         -1.96                  2.18
U.S. Equity Fund
    Institutional
      Class -- before
      taxes                        -26.50         -2.20      7.45
    Institutional
      Class -- after
      taxes on
      distribution                 -26.74         -4.74      4.56
    Institutional
      Class -- after
      taxes on
      distribution and
      sale of Fund shares          -16.26         -1.72      5.61
    Select Class --
      before taxes                 -26.62         -2.39      7.25
    Select Class -- after
      taxes on
      distribution                 -26.81         -4.43      4.05
    Select Class -- after
      taxes on
      distribution and
      sale of Fund shares          -16.33         -1.88      5.11
    Class A -- before
      taxes                        -31.11         -3.70      6.53
    Class A -- after
      taxes on
      distribution                 -31.21         -5.44      3.51
    Class A -- after
      taxes on
      distribution and
      sale of Fund shares          -19.10         -2.89      4.51
    Class B -- before
      taxes                        -30.94         -2.87      7.07
    Class B -- after
      taxes on
      distribution                 -30.95         -4.60      4.05
    Class B -- after
      taxes on
      distribution and
      sale of Fund shares          -19.00         -2.22      4.99
    Class C -- before
      taxes                        -28.10         -2.72      7.07
    Class C -- after
      taxes on
      distribution                 -28.11         -4.44      4.05
    Class C -- after
      taxes on
      distribution and
      sale of Fund shares          -17.25         -2.10      4.99
U.S. Small Company Fund
    Institutional
      Class -- before
      taxes                        -20.36         -2.15      6.02
    Institutional
      Class -- after
      taxes on
      distribution                 -20.54         -3.35      4.21
    Institutional
      Class -- after
      taxes on
      distribution and
      sale of Fund shares          -12.50         -1.77      4.45
    Select Class --
      before taxes                 -20.48         -2.33      5.91
    Select Class -- after
      taxes on
      distribution                 -20.56         -3.35      3.26
    Select Class -- after
      taxes on
      distribution and
      sale of Fund shares          -12.57         -1.94      3.84



  * Date of inception and performance for each class reflects, if applicable, those of another feeder, class or predecessor fund that invests (or during the relevant period invested) in the same portfolio of securities.
 **  Fund has less than 10 years history.

    GENERAL. A Fund's performance will vary from time to time depending upon market conditions, the composition of its corresponding portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Fund's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Fund with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.



    Comparative performance information may be used from time to time in advertising the Funds' shares, including appropriate market indices or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.



    From time to time, the Funds may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated Fund holdings for one or more of the Funds; (5) descriptions of investment strategies for one or more of the Funds;
(6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Funds; (7) comparisons of investment products (including the Funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of Fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying a Fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Funds may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Funds.


                             PORTFOLIO TRANSACTIONS


    On behalf of the Funds, the Adviser places orders for all purchases and sales of portfolio securities, enters into repurchase agreements, and may enter into reverse repurchase agreements and execute loans of portfolio securities on behalf of all Funds unless otherwise prohibited. See "Investment Strategies and Policies."



    Transactions for a Fund will be undertaken principally to accomplish the Fund's objective in relation to expected movements in the general level of interest rates. The Funds may engage in short-term trading consistent with their objectives. See "Investment Strategies and Policies--Portfolio Turnover."



    In connection with portfolio transactions, the overriding objective is to obtain the best execution of purchase and sales orders. Under the Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which the Adviser exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes: (i) advice as to the value of securities; (ii) the advisability of investing in, purchasing or selling securities; (iii) the availability of securities or of purchasers or sellers of securities; (iv) furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (v) effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.



    Brokerage and research services received from such broker-dealers will be in addition to, and not in lieu of, the services required to be performed by the Adviser under the Advisory Agreement. The fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the Adviser would, through use of the services, avoid the additional expenses that would be incurred if it should attempt to develop comparable information through its own staff.



    Subject to the overriding objective of obtaining the best execution of orders, the Adviser may allocate a portion of a Fund's brokerage transactions to affiliates of the Adviser. Under the 1940 Act, persons affiliated with a Fund and persons who are affiliated with such persons are prohibited from dealing with the Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. The SEC has granted an exemptive order permitting each Fund to engage in principal transactions with J.P. Morgan Securities Inc., an affiliated broker, involving taxable money market instruments (including commercial paper, banker acceptances and medium term notes) and repurchase agreements. The order is subject to certain conditions. Affiliated persons of a Fund may serve as its broker in listed or over-the-counter transactions conducted on an agency basis provided that, among other things, the fee or commission received by such affiliated broker is reasonable and fair compared to the fee or commission received by non-affiliated brokers in connection with comparable transactions. In addition, a Fund may not purchase securities during the existence of any underwriting syndicate for such securities of which JPMorgan Chase Bank or an affiliate is a member or in a private placement in which JPMorgan Chase Bank or an affiliate serves as placement agent except pursuant to procedures adopted by the Board of Trustees of each Fund that either comply with rules adopted by the SEC or with interpretations of the SEC's staff.



    On those occasions when the Adviser deem the purchase or sale of a security to be in the best interests of a Fund as well as other customers including other Funds, the Adviser to the extent permitted by applicable laws and regulations, may, but is not obligated to, aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other customers in order to obtain best execution, including lower brokerage commissions if appropriate. In such event, allocation of the securities so purchased or sold as well as any expenses incurred in the transaction will be made by the Adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to a Fund. In some instances, this procedure might adversely affect a Fund.



    If a Fund that writes options effects a closing purchase transaction with respect to an option written by it, normally such transaction will be executed by the same broker-dealer who executed the sale of the option. The writing of options by a Fund will be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options that a Fund may write may be affected by options written by the Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.



    Each Fund expects to purchase securities from underwriting syndicates of which certain affiliates of J.P. Morgan Chase act as a member or manager. Such purchases will be effected in accordance with the conditions set forth in Rule 10f-3 under the 1940 Act and related procedures adopted by the Trustees, including a majority of the Trustees who are not "interested persons" of the Fund. Among the conditions are that the issuer of any purchased securities will have been in operation for at least three years, that not more than 25% of the underwriting will be purchased by a Fund and any other investment company having the same investment adviser, and that no shares will be purchased from the Distributor or any of its affiliates.

    The Funds paid the following brokerage commissions for the indicated fiscal periods (in thousands):


                                                                                               COMMISSIONS FROM
                                                     FISCAL YEARS   PRIOR FISCAL                  AFFILIATED
                                                        ENDED         YEAR-END    FISCAL YEAR   BROKER DEALERS
                                                    --------------    THROUGH        ENDED       FISCAL YEAR
FUND (PRIOR FISCAL YEAR-END*)                        2000    2001     12/31/01     12/31/02     ENDED 12/31/02
-----------------------------                       ------  ------  ------------  -----------  ----------------
Diversified Fund (June 30)                          $  712  $1,564      $450        $  739            $1
Disciplined Equity Fund (May 31)                       833   1,642       864         1,284             7
U.S. Equity Fund (May 31)                            1,149     929       404           893             8
U.S. Small Company Fund (May 31)                       410     884       431         1,661             2



  *  The Funds changed their fiscal year-end to December 31.

Prior to September 10, 2001, each Fund's Portfolio invested and paid all brokerage commissions.



    The increases in brokerage commissions for the Disciplined Equity and U.S. Equity Funds reflected above were due to increased portfolio activity and an increase in net investments by investors in a Fund or its predecessor.



                              MASSACHUSETTS TRUST



    The Trust is organized as a "Massachusetts business trust" of which each Fund is a separate and distinct series. A copy of the Declaration of Trust for the Trust is on file in the office of the Secretary of The Commonwealth of Massachusetts. The Declaration of Trust and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinction between the two forms concerns shareholder liability as described below.


    Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust which is not the case for a corporation. However, the Trust's Declaration of Trust provides that the shareholders shall not be subject to any personal liability for the acts or obligations of any Fund and that every written agreement, obligation, instrument or undertaking made on behalf of any Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

    No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (i) tort claims, (ii) contract claims where the provision referred to is omitted from the undertaking, (iii) claims for taxes, and (iv) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Funds.


    The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.


    The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or by action of the Trustees upon notice to the shareholders.

    Effective January 1, 1998, the name of "The JPM Institutional Funds" was changed to "J.P. Morgan Institutional Funds." Each Fund's name changed accordingly.

                             DESCRIPTION OF SHARES


    The Trust is an open-end management investment company organized as a Massachusetts business trust in which each Fund represents a separate series of shares of beneficial interest. The Trust currently consists of 11 series of shares of beneficial interest. See "Massachusetts Trust."


    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares ($0.001 par value) of one or more series and classes within any series and to divide or combine the shares (of any series, if applicable) without changing the proportionate beneficial interest of each shareholder in a Fund (or in the assets of other series, if applicable). Each share represents an equal proportional interest in a Fund with each other share. Upon liquidation of a Fund, holders are entitled to share pro rata in the net assets of a Fund available for distribution to such shareholders. See "Massachusetts Trust." Shares of a Fund have no preemptive or conversion rights and are fully paid and non-assessable. The rights of redemption and exchange are described in the Prospectuses and elsewhere in this SAI.

    The shareholders of the Trust are entitled to one vote for each dollar of net asset value (or a proportionate fractional vote in respect of a fractional dollar amount), on matters on which shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Trustees themselves have the power to alter the number and the terms of office of the Trustees, to lengthen their own terms or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Trustees have been elected by the shareholders of the Trust. The voting rights of shareholders are not cumulative so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected while the shareholders of the remaining shares would be unable to elect any Trustees. It is the intention of the Trust not to hold meetings of shareholders annually. The Trustees may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Trust's Declaration of Trust.


    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.



    Shareholders of the Trust have the right, upon the declaration in writing or vote of more than two-thirds of its outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on removal of a Trustee upon the written request of the record holders of 10% of the Trust's shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the Trust's outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to request a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Trust; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statements filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.



    The Trustees have authorized the issuance and sale of 11 series of the Trust. The Trustees may, however, authorize the issuance of shares of additional series and the creation of classes of shares within any series with such preferences, privileges, limitations and voting and dividend rights as the Trustees may determine. The proceeds from the issuance of any additional series would be invested in separate, independently managed Funds with distinct investment objectives, policies and restrictions, and share purchase, redemption and net asset valuation procedures. Any additional classes would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances. All consideration received by the Trust for shares of any additional series or class, and all assets in which such consideration is invested, would belong to that series or class, subject only to the rights of creditors of the Trust and would be subject to the liabilities related thereto. Shareholders of any additional series or class will approve the adoption of any management contract or distribution plan relating to such series or class and of any changes in the investment policies related thereto, to the extent required by the 1940 Act.



    For information relating to mandatory redemption of Fund shares or their redemption at the option of the Trust under certain circumstances, see "Purchases, Redemptions and Exchanges."


                         DISTRIBUTIONS AND TAX MATTERS


    The following is only a summary of certain additional material tax considerations generally affecting the Funds and their shareholders that are not described in the respective Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.


                QUALIFICATION AS A REGULATED INVESTMENT COMPANY


    Each Fund has elected to be taxed as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Additionally, each Fund intends to remain qualified as a RIC under Subchapter M of the Code. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a RIC, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% the sum of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.



    In addition to satisfying the Distribution Requirement, a RIC must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies.



    In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a RIC. Under this test, at the close of each quarter of the Fund's taxable year, (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other RICs and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and (2) no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other RICs) or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses.



    Under the Code, gains or losses attributable to the disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such expenses or liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.



    A Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), or accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.



    Each Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or securities having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount security, all or a portion of any deduction for any interest expenses incurred to purchase or hold such a security may be deferred until such security is sold or otherwise disposed.



    Each Fund may invest in equity securities of foreign issuers. If a Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If a Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set forth above, a pro rata portion of the QEFs's ordinary earnings and net capital gain, whether or not distributed to the Fund.



    Alternatively, a Fund will be permitted to "mark-to-market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would be required to include in income each year and distribute to shareholders in accordance with the distribution requirements of the Code, an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.



    If for any taxable year a Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.


                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES


    A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ending on October 31 of such calendar year (or, at the election of a RIC having a taxable year ending November 30 or December 31, for its taxable year). For the foregoing purposes, a RIC is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


    Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

    Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below.

    A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.


    The maximum rate of tax on long-term capital gains of individuals is generally 20% with respect to capital assets held for more than 12 months and 18% with respect to capital assets with a holding period of more than five years beginning after December 31, 2000.


    Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.


    Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the rules of Code Sections 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirement with respect to its shares of a Fund.


    For purposes of the corporate alternative minimum tax ("AMT"), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

    Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

    Distributions by a Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

    Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.


    Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.



    A Fund will be required in certain cases to backup withholding and remit to the U.S. Treasury a portion of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder
(1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax and any amounts withheld may be credited against a shareholder's Federal Income tax liability provided the appropriate information is furnished to the IRS.


                          SALE OR REDEMPTION OF SHARES

    A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares.


    As of December 31, 2002, the following Funds have capital loss carryforwards (amounts in thousands):



                                                                                EXPIRATION
                                                               AMOUNTS             DATE
                                                              ---------         ----------
Diversified Fund                                              $    610           12/31/07
                                                                 8,699           12/31/08
                                                                35,814           12/31/09
                                                                52,076           12/31/10
                                                              --------
                                                                97,199**

Disciplined Equity Fund                                       $  4,772           12/31/07
                                                                59,181           12/31/08
                                                               166,199           12/31/09
                                                               165,113           12/31/10
                                                              --------
                                                               395,265***

U.S. Equity Fund                                              $      3           12/31/07
                                                                 8,375           12/31/08
                                                                18,364           12/31/09
                                                                63,068           12/31/10
                                                              --------
                                                                89,810^^

U.S. Small Company Fund                                       $  4,626           12/31/08
                                                                11,753           12/31/09
                                                                54,742           12/31/10
                                                              --------
                                                                71,121^^^



 ** The above capital loss carryover includes $8,597 of losses acquired from J.P. Morgan Diversified Fund.
*** The above capital loss carryover includes $15,736 of losses acquired from J.P. Morgan Disciplined Equity Fund.
 ^^ The above capital loss carryover includes $8,007 and $370 of losses acquired from J.P. Morgan U.S. Equity Fund and J.P. Morgan U.S. Equity Fund -- Advisor Series, respectively.
^^^ The above capital loss carryover includes $4,626 of losses acquired from J.P. Morgan U.S. Small Company Fund.




    These capital loss carryforwards are available to offset future capital gains. To the extent that future gains are offset by these capital losses, it is probable that gains so offset will not be distributed to shareholders.


                              FOREIGN SHAREHOLDERS

    Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.


    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.


    If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

    In the case of foreign noncorporate shareholders, a Fund may be required to backup withhold U.S. federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes. Transfers by gift of shares of a Fund by an individual foreign shareholder will not be subject to U.S. federal gift tax, but the value of shares of a Fund held by such a shareholder at his death will generally be includible in his gross estate for U.S. federal estate tax purposes, subject to any applicable estate tax treaty.


                          STATE AND LOCAL TAX MATTERS


    Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although statutes and regulations vary in their treatment of such income. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.


                          EFFECT OF FUTURE LEGISLATION


    The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.



                               PRINCIPAL HOLDERS



    As of March 31, 2003, the following persons owned of record, or to the knowledge of management, beneficially owned more than 5% or more of the outstanding shares of any class of the Funds:



FUND AND CLASS OF SHARES   NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
------------------------   -------------------------------               ---------------
DISCIPLINED EQUITY FUND    MLPF&S FOR THE SOLE BENEFIT OF                     56.83%
 CLASS A SHARES            ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION
                           SEC# 97B00
                           4800 DEER LAKE DR E FL 3
                           JACKSONVILLE FL 32246-6484

                           JP MORGAN TRUST COMPANY NA AS AGENT                15.08%
                           FOR DELIA S MANCIN
                           ATTN SPECIAL PRODUCTS
                           500 STANTON CHRISTIANA RD
                           NEWARK DE 19713-2107

                           JP MORGAN CHASE BANK AS AGENT FOR                  13.62%
                           JPMCB ACF PHILIP Z DOLEN IRA R/O
                           ATTN: SPECIAL PRODUCTS 1/OPS3
                           500 STANTON CHRISTIANA RD
                           NEWARK DE 19713-2107

FUND AND CLASS OF SHARES   NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
------------------------   -------------------------------               ---------------
DISCIPLINED EQUITY FUND    C/O RABAR                                          11.07%
 CLASS B SHARES            NFSC FEBO # CL 5-624438
                           EDMOND CHACHEK
                           49 THE DRIVE EDGEWARE
                           UNITED KINGDOM

                           NFSC FBO # C1H-133310                              11.07%
                           LAW OFFICES OF ALBERT ADES PC
                           ALBERT ADES P/ADM
                           ALBERT & PATTI ADES TTEES
                           19 W 44TH ST STE 1207
                           NEW YORK NY 10036-5902

                           NFSC FBO # CH 4-064726                              8.26%
                           JPMORGAN CHASE BANK CUST IRA OF
                           SANDRA SIEB
                           172 W 82ND ST APT 4A
                           NEW YORK NY 10024-5597

                           NFSC FBO # CH 4-043370                              6.43%
                           AMS MANAGEMENT CONSULTING P/ADM
                           JPMORGAN CHASE BANK PS PLAN
                           FBO ANDREW SCHUTZMAN
                           3117 ENOS ST
                           BELLMORE NY 11710-5318

                           NFSC FBO # CL 5-625388                              5.53%
                           LIBORIO A BARBAGALLO JR
                           536 W 111TH ST APT 27
                           NEW YORK NY 10025-1955

DISCIPLINED EQUITY FUND    CHARLES SCHWAB & CO INC                            15.25%
 SELECT CLASS SHARES       SPECIAL CUSTODY ACCOUNT FOR
                           BENEFIT OF CUSTOMERS
                           ATTN: MUTUAL FUNDS
                           101 MONTGOMERY ST
                           SAN FRANCISCO CA 94104-4122

                           NATIONAL FINANCIAL SERVICES CORP                   10.05%
                           FOR THE EXCLUSIVE BENEFIT OF
                           OUR CUSTOMERS
                           ATTN: MUTUAL FUNDS - 5TH FLOOR
                           200 LIBERTY ST - 1 WORLD FINANCIAL
                           NEW YORK NY 10281-1003

                           JP MORGAN DELAWARE                                  8.09%
                           NATIONAL PHILANTHROPIC
                           TRUST-INVESTMENT ACCOUNT
                           ATTN SPECIAL PRODUCTS
                           500 STANTON CHRISTIANA RD 1/OPS 3
                           NEWARK DE 19713

                           CHASE MANHATTAN BANK TRUST FOR                      8.03%
                           ADP EXPRESS PRODUCT
                           ATTN LISA E GLENN
                           3 METRO TECH CENTER 6TH FL
                           BROOKLYN NY 11245-0001

FUND AND CLASS OF SHARES   NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
------------------------   -------------------------------               ---------------
DISCIPLINED EQUITY FUND    401K SAVINGS PLAN OF THE CHASE                     17.96%
 INSTITUTIONAL CLASS       MANHATTAN BANK AND CERTIFIED
 SHARES                    AFFILIATED CO FOR US EMPLOYEES
                           ATTN STEPHEN RYAN
                           3 CHASE METROTECH CTR FL 5
                           BROOKLYN NY 11245-0001

                           THE PROCTER & GAMBLE PROFIT                        12.68%
                           SHARING TRUST & EMPLOYES STOCK
                           OWNERSHIP PLAN CORE DISCIPLINED FD
                           ATTN MGT REPORTING TEAM
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784

                           PROCTER & GAMBLE PHARMACEUTICALS                    7.14%
                           CORE FUND
                           ATTN STEVE LEVITT
                           4500 MAIN ST
                           KANSAS CITY MO 64111-1816

DIVERSIFIED FUND           PENNZOIL QUAKER STATE COMPANY                      24.28%
 SELECT CLASS SHARES       SAVINGS AND INVESTMENT PLAN
                           AMERICAN CENTURY SERVICES INC
                           9300 WARD PKWY
                           KANSAS CITY MO 64114-3317

                           NFSC FBO # 279-056227                              11.81%
                           FIFTH THIRD BANK
                           FIFTH THIRD BANK TTEE
                           PO BOX 719
                           20 NW 3RD ST

                           FERRELL COMPANIES INC 401(K)                        9.90%
                           INVESTMENT PLAN
                           ATTN RPS MGMT RPTG
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784

DIVERSIFIED FUND           NEWELL RUBBERMAID 401K SAVINGS PLAN                15.55%
 INSTITUTIONAL CLASS       4500 MAIN ST
 SHARES                    KANSAS CITY MO 64111-1816

                           CELTIC INSURANCE COMPANY LTD                       11.18%
                           ELISE A FOODY VICE PRESIDENT
                           C/O PROCTER & GAMBLE
                           2 PROCTER & GAMBLE PLAZA TE-15
                           CINCINNATI OH 45202

                           ROBERT BOSCH CORPORATION                            9.04%
                           ROBERT BOSCH CORP SAVINGS & TAX
                           ADVANTAGES RETIREMENT PLAN
                           1010 GRAND AVE
                           KANSAS CITY MO 64106-2202

                           JP MORGAN CHASE BANK AS AGENT FOR                   9.02%
                           CORNELL MEDICAL BENEFITS TRUST
                           ATTN: SPECIAL PRODUCTS 2 OPS/3
                           500 STANTON CHRISTIANA ROAD
                           NEWARK DE 19713-2107

FUND AND CLASS OF SHARES   NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
------------------------   -------------------------------               ---------------
                           RETIREMENT PLAN FOR EMPLOYEES OF                    5.32%
                           ASSOCIATION AMERICAN ARBITRATION
                           PENSION COMMITTEE
                           ATTN FRANK ROSSI VP/CONTROLLER
                           335 MADISON AVE FL 10
                           NEW YORK NY 10017-4626

U.S. EQUITY FUND           MLPF&S FOR THE SOLE BENEFIT OF                     18.94%
 CLASS A SHARES            ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION
                           SEC # 97J84
                           4800 DEER LAKE DRIVE EAST 2ND FLR
                           JACKSONVILLE FL 32246-6484

                           TRULIN & CO                                        18.02%
                           C/O JPMORGAN CHASE BANK
                           ATTN MUTUAL FDS
                           PO BOX 31412
                           ROCHESTER NY 14603-1412

U.S. EQUITY FUND           MLPF&S FOR THE SOLE BENEFIT OF                     27.21%
 CLASS B SHARES            ITS CUSTOMERS
                           ATTN FUND ADMINISTRATION
                           SEC # 97J85
                           4800 DEER LAKE DRIVE EAST 2ND FLR
                           JACKSONVILLE FL 32246-6484

U.S. EQUITY FUND           MLPF&S                                             44.34%
 CLASS C SHARES            SEC# 97TR4
                           4800 DEER LAKE DR EAST 2ND FL
                           JACKSONVILLE FL 32246-6484

U.S. EQUITY FUND           FOREST LABORATORIES INC SAVINGS &                  12.72%
 SELECT CLASS SHARES       PROFIT SHAR PLAN
                           AMERICAN CENTURY SERVICES INC
                           ATTN: RPS MGMT RPTG
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784

                           JUPITER & CO CUST                                   9.61%
                           FBO INVESTORS BANK & TRUST CO
                           PO BOX 9130 FPG90
                           BOSTON MA 02117-9130

U.S. EQUTY FUND            THE CHURCH PENSION FUND FOR THE                    21.31%
 INSTITUTIONAL CLASS       RETIREMENT SAVINGS PROGRAM
 SHARES                    ATTN: MR. JAMES THOMAS
                           445 5TH AVE FL 7
                           NEW YORK NY 10016-0109

                           NORTHERN TRUST CO AS TTEE                          17.47%
                           OF THE EMP BENEFIT PLANS
                           MASTER TRUST
                           ATTN SANDRA M HECIMOVICH
                           50 S LASALLE ST
                           CHICAGO IL 60675-0001

                           FIFTH THIRD BANK TRUST                              7.83%
                           ADENA HEALTH CARE 01-2-3068921
                           TTEES
                           P O BOX 630074
                           CINCINNATI OH 45263-0001

FUND AND CLASS OF SHARES   NAME AND ADDRESS OF SHAREHOLDER               PERCENTAGE HELD
------------------------   -------------------------------               ---------------
                           ADENA HEALTH SYSTEM                                 5.71%
                           ADENA REGIONAL MEDICAL CENTER
                           C/O MR. RALPH W. SORRELL, SR., CFO
                           272 HOSPITAL RD
                           CHILLICOTHE OH 45601-9031

                           JP MORGAN CHASE BANK AS AGENT FOR                   5.20%
                           PEOPLE'S BANK RABBI TRUST
                           ATTN: SPECIAL PRODUCTS 2 OPS/3
                           500 STANTON CHRISTIANA ROAD
                           NEWARK DE 19713-2107

                           FULVEST & CO                                        5.15%
                           DENNIS E PATRICK PARTNER
                           PO BOX 3215
                           LANCASTER PA 17604-3215

U.S. EQUITY FUND           FOREST LABORATORIES INC SAVINGS &                  12.72%
 SELECT CLASS SHARES       PROFIT SHAR PLAN
                           AMERICAN CENTURY SERVICES INC
                           ATTN: RPS MGMT RPTG
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784

                           JUPITER & CO CUST                                   9.61%
                           FBO INVESTORS BANK & TRUST CO
                           PO BOX 9130 FPG90
                           BOSTON MA 02117-9130

U.S. SMALL COMPANY FUND    FOREST LABORATORIES INC SAVINGS &                  13.59%
 SELECT CLASS SHARES       PROFIT SHAR PLAN
                           AMERICAN CENTURY SERVICES INC
                           ATTN: RPS MGMT RPTG
                           PO BOX 419784
                           KANSAS CITY MO 64141-6784

                           VANGUARD FIDUCIARY TRUST CO                         7.30%
                           JP MORGAN FUNDS
                           ATTN OUTSIDE FUNDS
                           PO BOX 2600
                           VALLEY FORGE PA 19482-2600

                           SMITH BARNEY INC                                    6.39%
                           BOOK ENTRY ACCOUNT
                           ATTN: MATT MAESTRI
                           333 WEST 34TH ST
                           7TH FL MUTUAL FUNDS DEPT
                           NEW YORK NY 10001-2402


    The persons listed above as owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as that term is defined in the 1940 Act) such Funds. As a result, those persons would have the ability to vote a majority of the shares of the Funds on any matter requiring the approval of shareholders of such Funds.


                             ADDITIONAL INFORMATION



    Telephone calls to the Funds, JPMorgan Chase Bank or a financial professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this SAI and the Prospectuses do not contain all the information included in the Trust's registration statement as filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

    Statements contained in this SAI and the Prospectuses concerning the contents of any contracts or other documents are not necessarily complete, and in each instance, reference is made to the copy of such contracts or other documents filed as an exhibit to the Trust's registration statement. Each such statement is qualified in all respects by such reference.



    No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this SAI, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Funds or the Distributor. The Prospectuses and this SAI do not constitute an offer by any Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.


                              FINANCIAL STATEMENTS


    The financial statements and the reports thereon of PricewaterhouseCoopers LLP are incorporated herein by reference to the Funds' December 31, 2002 annual report filing made with the SEC on March 5, 2003 (0001004726-03-000066) pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder.

                                   APPENDIX A

                        DESCRIPTION OF SECURITY RATINGS
                STANDARD & POOR'S CORPORATE AND MUNICIPAL BONDS

    AAA--Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

    A--Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

    BB--Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

    B--An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC--An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC--An obligation rated CC is currently highly vulnerable to nonpayment.

    C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

    A-1--This designation indicates that the degree of safety regarding timely payment is very strong.

                          SHORT-TERM TAX-EXEMPT NOTES

    SP-1--The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

    SP-2--The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.

                     MOODY'S CORPORATE AND MUNICIPAL BONDS

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

    PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

        -  Leading market positions in well established industries.
        -  High rates of return on funds employed.
        - Conservative capitalization structures with moderate reliance on debt and ample asset protection.
        - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
        - Well established access to a range of financial markets and assured sources of alternate liquidity.

                          SHORT-TERM TAX EXEMPT NOTES

    MIG-1--The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

    MIG-2--MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

PART C

                               ITEM 23. EXHIBITS.

     (a) Declaration of Trust, as amended, was filed as Exhibit No. 1 to Post-Effective Amendment No. 25 to the Registration Statement filed on September 26, 1996 (Accession Number 0000912057-96-021281).

     (a)(1) Amendment No. 5 to Declaration of Trust; Amendment and Fifth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (a)(2) Amendment No. 6 to Declaration of Trust; Amendment and Sixth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(b) to Post-Effective Amendment No. 31 to the Registration Statement on February 28, 1997 (Accession Number
0001016964-97-000041).

     (a)(3) Amendment No. 7 to Declaration of Trust; Amendment and Seventh Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(c) to Post-Effective Amendment No. 32 to the Registration Statement on April 15, 1997 (Accession Number 0001016964-97-000053).

     (a)(4) Amendment No. 8 to Declaration of Trust; Amendment and Eighth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(d) to Post-Effective Amendment No. 40 to the Registration Statement on October 9, 1997 (Accession Number 0001016964-97-000158).

     (a)(5) Amendment No. 9 to Declaration of Trust; Amendment and Ninth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest was filed as Exhibit No. 1(e) to Post-Effective Amendment No. 50 to the Registration Statement on December 29, 1997 (Accession Number
0001041455-97-000014).

     (a)(6) Amendment No. 10 to Declaration of Trust; Amendment and Tenth Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest and change voting procedures to dollar-based voting was filed as Exhibit No. (a) 6 to Post-Effective Amendment No. 60 to the Registration Statement on December 31, 1998 (Accession Number
0001041455-98-000097).

     (a)(7) Amendment No. 11 to Declaration of Trust Incorporated herein by reference to Post-Effective Amendment No. 63 to the Registration Statement filed on April 29, 1999 (Accession Number 00001041455-99-000041).

     (a)(8) Amendment No. 12 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 13, 2000 (Accession Number 00001041455-00-000084).

     (a)(9) Amendment No. 13 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(10) Amendment No. 14 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (a)(11) Amendment No. 15 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (a)(12) Amendment No. 16 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (a)(13) Amendment No. 17 to Declaration of Trust. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (b)(1) Restated By-Laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (b)(2) Amendment to By-Laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

     (b)(3) Amendment to Restated By-laws of Registrant. Incorporated herein by reference to Post-Effective Amendment No. 71 to the Registration Statement filed on February 28, 2000 (Accession Number 0001041455-00-000056).

     (c) Not applicable.

     (d) Form of Investment Advisory Agreement dated May 11, 1998 between the Trust and J.P. Morgan Investment Management, Inc. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (e) Form of Distribution Agreement dated April 10, 2001. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (f) Not applicable.

     (g)(1) Form of Custodian Agreement dated September 7, 2001. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (g)(2) Fee Schedule dated July, 2002 for Custodian Agreement. Incorporated herein by reference to Post-Effective Amendment No. 95 to the Registration Statement filed on December 19, 2002 (Accession Number 0001047469-02-007673).

     (h)(1) Form of Administration Agreement between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (h)(2) Form of Shareholder Servicing Agreement between Registrant and Morgan Guaranty Trust Company of New York. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (h)(3) Transfer Agency Agreement between Registrant and DST Systems, Inc. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (h)(4) Service Plan with respect to Registrant's Service Money Market Funds. Incorporated herein by reference to Post-Effective Amendment No. 33 to the Registration Statement filed on April 30, 1997 (Accession Number 00001016964-97-000059).

     (h)(5) Service Plan with respect to Registrant's Small Company Fund Advisor Series, Small Company Opportunities Fund - Advisor Series, International Equity Fund - Advisors Series, International Opportunities Fund - Advisor Series, U.S. Equity Fund - Advisor Series, Diversified Fund - Advisor Series. Incorporated herein by reference to Post-Effective Amendment No. 78 to the Registration Statement filed on August 1, 2000 (Accession Number 0000894088-00-000008).

     (h)(6) Amended Service Plan with respect to Registrant's Disciplined Equity
- Advisor Series and Direct Prime Money Market Funds. Incorporated herein by reference to Post-Effective Amendment No. 72 to the Registration Statement filed on April 3, 2000 (Accession Number 0001041455-00-000084).

     (h)(7) Amended Service Plan with respect to Registrant's J.P. Morgan Prime Cash Management Fund. Incorporated herein by reference to Post-Effective Amendment No. 75 to the Registration Statement filed on May 17, 2000 (Accession Number 0001041455-00-000122).

     (h)(8) Form of Fee Waiver Agreement. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (i) Opinion and consent of Sullivan & Cromwell. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (j) Consent of Independent Accountants, filed herewith.

     (k) Omitted Financial Statements.  Financial statements omitted from
Item 22.

     (l) Purchase agreements with respect to Registrant's initial shares. Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement filed on December 26, 1996 (Accession Number 0001016964-96-000061).

     (m) Rule 12b-1 Distribution Plan. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (n) Rule 18f-3 Multi-Class Plan. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (o) Reserved.

     (p)(1) Code of Ethics for Funds. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (p)(2) Code of Ethics of J.P. Morgan Fund Distributors Inc. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (p)(3) Code of Ethics of Advisers. Incorporated herein by reference to Post-Effective Amendment No. 98 to the Registration Statement filed on February 28, 2003 (Accession Number 0001047469-03-007164).

     (99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., George Gatch, Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding, H. Richard Vartabedian, and David
Wezdenko. Incorporated herein by reference to Post-Effective Amendment No. 87 to the Registration Statement filed on September 7, 2001 (Accession Number 0000912057-01-531594).

     (99)(b) Power of Attorney for: Robert J. Higgins. Incorporated herein by reference to Post-Effective Amendment No. 93 to the Registration Statement filed on October 28, 2002 (Accession Number 0000912057-02-39932).

     (99)(c) Power of Attorney for: William G. Morton, Jr. Filed Herewith

     (99)(d) Power of Attorney for: Dr. Matthew Goldstein Filed Herewith



     ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

   Not applicable.

     ITEM 25. INDEMNIFICATION.

     Reference is made to Section 5.3 of Registrant's Declaration of Trust and
Section 5 of Registrant's Distribution Agreement.

     Registrant, its Trustees and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to directors, trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Registrant by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

     The business of J.P. Morgan Investment Management Inc. is summarized in the Prospectuses constituting Part A of this Registration Statement, which is incorporated herein by reference. The business or other connections of each director and officer of J.P. Morgan Investment Management Inc. is currently listed in the investment advisor registration on Form ADV for J.P. Morgan Investment Management Inc. (File No. 801-21011).

     ITEM 27. PRINCIPAL UNDERWRITERS.

     (a) J.P. Morgan Fund Distributors, Inc. (the "Distributor") is the principal underwriter of the Registrant's shares.

     J.P. Morgan Fund Distributors, Inc. does not act as depositor or investment adviser to any of the investment companies.

     J.P. Morgan Fund Distributors, Inc. is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the National Association of Securities Dealers. J.P. Morgan Fund Distributors, Inc. is located at 522 Fifth Avenue, New York, NY 10036. J.P. Morgan Fund Distributors, Inc. is a wholly-owned subsidiary of The BISYS Group, Inc.

     J.P. Morgan Fund Distributors, Inc. acts as principal underwriter for the following investment companies:

     J.P. Morgan Fleming Mutual Fund Group, Inc.
     J.P. Morgan Funds
     J.P. Morgan Institutional Funds
     J.P. Morgan Series Trust
     J.P. Morgan Series Trust II
     J.P. Morgan Mutual Fund Group
     J.P. Morgan Mutual Fund Investment Trust
     J.P. Morgan Mutual Fund Select Group
     J.P. Morgan Mutual Fund Select Trust
     J.P. Morgan Mutual Fund Trust
     Mutual Fund Variable Annuity Trust
     Growth and Income Portfolio
     JPMorgan Value Opportunities Fund, Inc.
     J.P. Morgan Fleming Series Trust
     J.P. Morgan Mutual Fund Series

     (b) The following is a list of the executive officers, directors and partners of J.P. Morgan Fund Distributors, Inc.:

                                 Position and Offices             Position and Offices
Name and Address                 With Distributor                   with Registrant
----------------                 --------------------             --------------------
Lynn J. Mangum                   Director                                  None
90 Park Avenue
New York, N.Y. 10016

Charles Linn Booth               Vice President/Assistant Compliance       None
3435 Stelzer Road                Officer
Columbus, OH 43219

Dennis Sheehan                   Director/Treasurer                        None
90 Park Avenue
New York, N.Y. 10016

Kevin J. Dell                    Secretary                                 None
90 Park Avenue
New York, NY 10016

Edward S. Forman                 Assistant Secretary                       None
90 Park Avenue
New York, N.Y. 10016

Robert A. Bucher                 Financial Operations Officer              None
90 Park Avenue
New York, N.Y. 10016

Richard F. Froio                 Vice President/                           None
60 State Street                  Chief Compliance Officer
Boston, MA 02109

William J. Tomko                 President                                 None
3435 Stelzer Road
Columbus, OH 43219

     (c) Not applicable.

     ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), and the Rules thereunder will be maintained at the offices of:

     JP Morgan Chase Bank: 3 Chase MetroTech, Brooklyn, NY 11245 and J.P. Morgan Investment Management Inc.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as shareholder servicing agent and administrative services agent).

     DST SYSTEMS, INC.: 210 W. 10th Street, Kansas City, MO 64105 (records relating to its functions as transfer agent).

     JPMorgan Chase Bank: 3 MetroTech, Brooklyn, New York 11245 (records relating to its functions as custodian and fund accounting agent.)

     J.P. MORGAN FUND DISTRIBUTORS, INC.: 522 Fifth Avenue, New York, NY 10036 (records relating to its functions as distributor and sub-administrator).

     ITEM 29. MANAGEMENT SERVICES.

   Not Applicable.

     ITEM 30. UNDERTAKINGS.

(a) If the information called for by Item 5A of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

(b) The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant, except that the request referred to in the third full paragraph thereof may only be made by shareholders who hold in the aggregate at least 10% of the outstanding shares of the Registrant, regardless of the net asset value of shares held by such requesting shareholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) and has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 30th day of April, 2003.

                                              J.P. MORGAN INSTITIUTIONAL FUNDS

                                              By:        /s/ George Gatch
                                               ---------------------------------
                                                          George Gatch
                                                          President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on April 30, 2003.

     Fergus Reid, III*
     ------------------------------------
     Fergus Reid, III
     Trustee and Chairman

     William J. Armstrong*
     ------------------------------------
     William J. Armstrong
     Trustee

     Roland R. Eppley, Jr.*
     ------------------------------------
     Roland R. Eppley, Jr.
     Trustee

     Ann Maynard Gray*
     ------------------------------------
     Ann Maynard Gray
     Trustee

     Matthew Healey*
     ------------------------------------
     Matthew Healey
     Trustee and President

     Robert J. Higgins*
     ------------------------------------
     Robert J. Higgins
     Trustee

     James J. Schonbachler*
     ------------------------------------
     James J. Schonbachler
     Trustee

     Leonard M. Spalding, Jr.*
     ------------------------------------
     Leonard M. Spalding, Jr.
     Trustee

     William G. Morton, Jr.*
     ------------------------------------
     William G. Morton, Jr.
     Trustee

     Dr. Matthew Goldstein*
     ------------------------------------
     Dr. Matthew Goldstein
     Trustee

                                 *By  /s/ David Wezdenko
                                      ------------------------------------------
                                      David Wezdenko
                                      Treasurer and
                                      Attorney-in-Fact

                                   INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION OF EXHIBIT

(j)                        Consent of Independent Accountants.

(99)(c)                    Power of Attorney for: William G. Morton, Jr.

(99)(d)                    Power of Attorney for: Dr. William Goldstein.